CUSIP Number 36559B104                                       NASDAQ Symbol CPGRX

________________________________________________________________________________

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                 A series of the
                         Gardner Lewis Investment Trust
________________________________________________________________________________


                                   PROSPECTUS
                                  March 1, 2004





The Chesapeake Aggressive Growth Fund ("Fund") seeks capital appreciation. Current income is a secondary consideration in selecting portfolio investments. In seeking to achieve its objective, the Fund will invest primarily in equity securities of smaller capitalization companies.





                               Investment Advisor
                               ------------------

                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317

                                 1-800-430-3863





The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------

      Investment Objective.....................................................2
      Principal Investment Strategies..........................................2
      Principal Risks of Investing in the Fund.................................3
      Bar Chart and Performance Table..........................................4
      Fees and Expenses of the Fund............................................6


MANAGEMENT OF THE FUND.........................................................7
----------------------

      The Investment Advisor...................................................7
      The Administrator........................................................8
      The Transfer Agent.......................................................8
      The Distributor..........................................................8


INVESTING IN THE FUND..........................................................9
---------------------

      Minimum Investment.......................................................9
      Purchase and Redemption Price............................................9
      Purchasing Shares.......................................................11
      Redeeming Your Shares...................................................13


OTHER IMPORTANT INVESTMENT INFORMATION........................................15
--------------------------------------

      Dividends, Distributions, and Taxes.....................................15
      Financial Highlights....................................................17
      Additional Information..........................................Back Cover







                NOTICE: CLOSURE OF THE FUND TO MOST NEW INVESTORS

In December 1994, Gardner Lewis Asset Management L.P. ("Advisor"), the Fund's investment advisor, determined that the Fund had reached an asset base that allowed for both efficiency and maneuverability. Because the Fund did not wish to compromise this position, the Board of Trustees of the Trust ("Trustees") determined that it would be advisable to close the Fund to most new investors effective December 23, 1994. As conditions change in the securities markets, the Trustees may or may not determine to reopen the Fund to new shareholders. Existing shareholders may continue to make additional investments.

                                    THE FUND
                                    --------


INVESTMENT OBJECTIVE

The investment objective of The Chesapeake Aggressive Growth Fund is to seek capital appreciation. Current income is a secondary consideration in selecting portfolio investments. In seeking to achieve its objective, the Fund will invest primarily in equity securities of smaller capitalization companies.



PRINCIPAL INVESTMENT STRATEGIES

The Fund's portfolio will include equity securities of those companies which the Advisor feels show superior prospects for growth. The Advisor will focus attention on those companies which, in the view of the Advisor, exhibit internal changes such as a promising new product, new distribution strategy, new manufacturing technology, new management team or management philosophy. Many of the portfolio companies are responsible for technological breakthroughs and/or unique solutions to market needs. By focusing upon internal rather than external factors, the Fund will seek to minimize the risk associated with macro-economic forces such as changes in commodity prices and interest rates.

In selecting portfolio companies, the Advisor uses analysis, which includes the growth rate in earnings, financial performance, management strengths and weaknesses, and current market valuation in relation to earnings growth as well as historic and comparable company valuations. The Advisor also analyzes the level and nature of the company's debt, cash flow, working capital and the quality of the company's assets. Typically companies included in the Fund's portfolio will show strong earnings growth versus the previous year's comparable period. The Advisor generally avoids companies that have excessive levels of debt.

By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies undergoing positive changes that have not been recognized by "Wall Street" analysts and the financial press. Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities. The Advisor favors portfolio companies that are selling at a stock price not fully reflective of their growth rates.

While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

     (a) The anticipated price appreciation has been achieved or is no longer probable;
     (b) The company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;
     (c) General market expectations regarding the company's future performance exceed those expectations held by the Advisor; or
     (d) Alternative investments offer, in the view of the Advisor, superior potential for appreciation.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of small-cap companies. An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes some of the risks involved with portfolio investments of the Fund.

Small-Cap Stocks. Investing in the securities of small-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of small-cap companies usually have more limited marketability and therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because small-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that small-cap companies often have limited product lines, markets or financial resources and may lack management depth. Additionally, small-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning small-cap companies than for larger, more established companies.

Although investing in securities of smaller companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in larger, more established companies.

Fluctuation in Value. To the extent that the majority of the Fund's portfolio consists of common stocks, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities. To the extent that the Fund invests in securities of companies that are undergoing internal change, such as implementing new strategies or introducing new technologies, investment in the Fund may involve greater than average risk due to the unproven nature of such securities. As noted above, the Fund may invest a significant portion of its assets in the securities of smaller capitalization companies. To the extent the Fund's assets are invested in smaller capitalization companies, the Fund may exhibit more volatility than if it were invested in large capitalization companies.

Diversification. Risk mitigation is a critical part of the investment strategy. Therefore, it is believed that portfolios should be insulated from both individual company and sector specific volatility. With this in mind, Fund portfolio holdings are broadly diversified with positions typically ranging from one to three percent, at cost, and with approximately 15 industry groups represented.

Investment Advisor Risk. The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

Portfolio Turnover. The Fund sells portfolio securities without regard to the length of time they have been held in order to take advantage of investment opportunities. Nevertheless, by utilizing the approach to investing described herein, portfolio turnover in the Fund is expected to average between 75% and 100% and will generally not exceed 125%. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rate for prior periods.

Short-Term Investments. As a temporary defensive measure in response to adverse market, economic, political or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.




BAR CHART AND PERFORMANCE TABLE

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[BAR CHART HERE]

                 Year to Year Total Returns (as of December 31)
                 ----------------------------------------------
                                1994  -    6.99 %
                                1995  -   30.25 %
                                1996  -   10.83 %
                                1997  -   15.18 %
                                1998  -   (3.40)%
                                1999  -   49.43 %
                                2000  -  (17.21)%
                                2001  -  (15.53)%
                                2002  -  (29.95)%
                                2003  -   42.52 %

     o During the 10-year period shown in the bar chart, the highest return for a calendar quarter was 37.13% (quarter ended December 31, 1999).
     o During the 10-year period shown in the bar chart, the lowest return for a calendar quarter was (29.33)% (quarter ended September 30, 1998).
     o The year-to-date return of the Fund as of the most recent calendar quarter was 42.52% (quarter ended December 31, 2003).
     o Sales loads are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years, and ten years compare to those of a broad-based securities market index and an index of small capitalization stocks. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

------------------------------------------------------- ------------ --------------- --------------
Average Annual Total Returns                               Past 1         Past 5        Past 10
Periods Ended December 31, 2003                             Year           Years         Years
------------------------------------------------------- ------------ --------------- --------------
The Chesapeake Aggressive Growth Fund*
     Before taxes on distributions                         38.24 %        0.71 %         5.94 %
     After taxes on distributions                          38.24 %       (1.24)%         4.11 %
     After taxes on distributions and sale of shares       24.86 %       (0.04)%         4.44 %
------------------------------------------------------- ------------ --------------- --------------
Russell 2000 Index **                                      47.27 %        7.21 %         9.30 %
------------------------------------------------------- ------------ --------------- --------------
S&P 500 Total Return Index **                              28.68 %       (0.57)%        11.07 %
------------------------------------------------------- ------------ --------------- --------------


 * Maximum sales loads are reflected in the table above for the Fund.
** The Russell 2000 Index is a widely recognized, unmanaged index of small capitalization stocks. The S&P 500 Total Return Index is the Standard & Poor's Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in these indices. These indices do not have an investment advisor and do not pay any commissions, expenses, or taxes. If these indices did pay commissions, expenses, or taxes, their returns would be lower.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                Shareholder Fees
               (fees that are paid directly from your investment)
               --------------------------------------------------

  Maximum Sales Charge (Load) Imposed On Purchases
      (as a percentage of offering price) ..............................3.00%
  Redemption Fee ........................................................None

                         Annual Fund Operating Expenses
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

  Management Fees.......................................................1.25%
  Distribution and/or Service (12b-1) Fees...............................None
  Other Expenses........................................................0.52%
                                                                        -----
  Total Annual Fund Operating Expenses..................................1.77%*
                                                                        =====


* "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Fund for the fiscal year ended October 31, 2003. The Fund has entered into brokerage/service arrangements with several brokers through commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund). These portions are then used to offset overall Fund expenses. These oral arrangements are voluntary upon the part of the broker and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Board of Trustees of the Trust has reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, the Board of Trustees of the Trust reviews the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future. For the fiscal year ended October 31, 2003, the amount of expenses paid by these brokers totaled 0.04% of the average daily net assets of the Fund. As a result of these arrangements, as a percentage of the average daily net assets of the Fund, the Total Annual Fund Operating Expenses were as follows:

                 Total Annual Fund Operating Expenses for
                 the fiscal year ended October 31, 2003....1.73%

See the "Management of the Fund - Brokerage/Service Arrangements" section below for more information.


Example. This example shows you the expenses you may pay over time by investing in the Fund. Since all funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

---------------------- ------------ ------------- ------------- ----------------
   Period Invested        1 Year       3 Years       5 Years        10 Years
---------------------- ------------ ------------- ------------- ----------------
      Your Costs           $474          $840         $1,231         $2,321
---------------------- ------------ ------------- ------------- ----------------

                             MANAGEMENT OF THE FUND
                             ----------------------


THE INVESTMENT ADVISOR

The Fund's Investment Advisor is Gardner Lewis Asset Management L.P., which was established as a Delaware corporation in 1990, converted to a Pennsylvania limited partnership in 1994 and is controlled by W. Whitfield Gardner. Mr. Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are control persons by ownership of the Advisor and are also executive officers of the Trust. They have been responsible for the day-to-day management of the Fund's portfolio since its inception in 1993. They have been with the Advisor since its inception on April 2, 1990. The Advisor currently serves as investment advisor to approximately $2 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisors Act of 1940, as amended. Subject to the authority of the Trustees, the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 1.25%. Although the investment advisory fee is higher than that paid by many other investment companies, the Trustees believe the fee to be comparable to advisory fees paid by many funds having similar objectives and policies. The advisory fee paid to the Advisor by the Fund as a percentage of average net assets for the Funds last fiscal year, the fiscal year ended October 31, 2003, was 1.25%.

Brokerage/Service Arrangements. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended October 31, 2003. This program has been reviewed by the Trustees, pursuant to the provisions and guidelines outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.

THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with other necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund.



THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated below in the section "Investing in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund.



THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Other Expenses. In addition to the management fees, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                             INVESTING IN THE FUND
                             ---------------------

MINIMUM INVESTMENT

Shares of the Fund are sold subject to a sales charge of 3.00%, so that the term "offering price" includes the front-end sales load. Shares are redeemed at net asset value. The minimum initial investment is $25,000 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.



PURCHASE AND REDEMPTION PRICE

Sales Charges. The public offering price of shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

------------------------------------ ------------------ --------------------- ---------------------------------
                                         Charge As %       Sales Charge As       Sales Dealers Discounts and
     Amount of Transactions At          of Net Amount        % of Public           Brokerage Commissions as
       Public Offering Price              Invested         Offering Price        % of Public Offering Price
------------------------------------ ------------------ --------------------- ---------------------------------
          Less than $50,000                 3.09%               3.00%                       2.80%
------------------------------------ ------------------ --------------------- ---------------------------------
   $50,000 but less than $250,000           2.04%               2.00%                       1.80%
------------------------------------ ------------------ --------------------- ---------------------------------
          $250,000 or more                  1.01%               1.00%                       0.90%
------------------------------------ ------------------ --------------------- ---------------------------------

From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated or amended. The Distributor, at its expense, may, from time to time, provide additional promotional incentives to dealers who sell Fund shares.

Reduced Sales Charges

Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of the Fund and another series of the Trust affiliated with the Advisor and sold with a sales charge. This privilege may be modified or eliminated at any time by the Trust without notice.

Rights of Accumulation. The sales charge applicable to a current purchase of shares of the Fund by an investor combining concurrent purchases as described above is determined by adding the purchase price of shares to be purchased to the aggregate value of shares of the funds previously purchased and then owned, provided the Distributor is notified by such person or his/her broker-dealer each time a purchase is made which would so qualify. For example, a person who is purchasing Fund shares with an aggregate value of $50,000 and who currently owns shares of another series of the Trust with a similar sales load structure with a value of $200,000 would pay a sales charge of 1.00% of the offering price on the new investment.

Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated 13-month period by completing the "Letter of Intent" section of the attached Fund Shares Application. Information about the "Letter of Intent" procedures, including its terms, is contained in the Statement of Additional Information ("SAI") and on the Fund Shares Application.

Group Plans. Shares of the Fund may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by its employees, members or participants. Information about such arrangements is available from the Distributor.

See the SAI for additional information on reduced sales charges.


Additional Information

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after tenders. The Fund may suspend redemption, if permitted by the Investment Company Act of 1940, as amended ("1940 Act"), for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker authorized designee, accepts the order. The orders will be priced at the Fund's net asset value next computed after the orders are received by the authorized broker, or broker authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. financial institution and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such losses. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to "The Chesapeake Aggressive Growth Fund," to:

             The Chesapeake Aggressive Growth Fund
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

The Fund Shares Application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863, before wiring funds, to advise the Fund of the investment, dollar amount and the account identification number. Additionally, please have your financial institution use the following wire instructions:

             Wachovia Bank, N.A.
             Charlotte, North Carolina
             ABA # 053000219
             For:   The Chesapeake Aggressive Growth Fund
             Acct. # 2000000861894
             For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, please identify your account number in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund at the address above.

Exchange Feature. You may exchange shares of the Fund for shares of any other series of the Trust offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid in connection with the shares being exchanged. Prior to making an investment decision or giving the Fund your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with prior notice.

Stock Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor's driver's license or other identifying documents. An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information. In addition, if after opening the investor's account the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor. If the Fund closes an investor's account because the Fund was unable to verify the investor's identity, the Fund will value the account in accordance with the Fund's next net asset value calculated after the investor's account is closed. In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment. The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to the following:

             The Chesapeake Aggressive Growth Fund
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include the following:

     (1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include the following:

     (1)  Shareholder(s) name and account number;
     (2)  Number of shares or dollar amount to be redeemed;
     (3)  Instructions   for   transmittal   of   redemption   proceeds  to  the
          shareholder; and
     (4) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-430-3863. Redemption proceeds will only be sent to the financial institution account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $50,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Small Accounts. All shares are purchased and redeemed in accordance with the Fund's Amended and Restated Declaration of Trust and Bylaws. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $25,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 30-days prior written notice. If the shareholder brings the account net asset value up to at least $25,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (1) change of registration requests; (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Miscellaneous. The Fund reserves the right to (i) refuse to accept any request to shares of the Fund for any reason; and (ii) suspend its offering of shares at any time.


                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Dividends paid by the Fund derived from net investment income, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.

A particular distribution generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders. Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

If the Fund declares a dividend in October, November or December but pays it in January, it will be taxable to shareholders as if they received it in the year it was declared. Each year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year. Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2004) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for prior fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal years and period below have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such years and period is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual and Semi-annual Reports of the Fund, copies of which may also be obtained at no charge by calling the Fund at 1-800-430-3863.

                 (For a Share Outstanding Throughout the Period)

------------------------------------------------------------------------------------------------------------------------------------
                                                         Year ended   Year ended   Period ended  Year ended  Year ended   Year ended
                                                         October 31,  October 31,   October 31,   August 31,  August 31,  August 31,
                                                            2003         2002         2001 (a)      2001         2000        1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....................  $    8.38   $   10.95   $   12.55     $   26.52   $   16.81   $   13.30

    Income (loss) from investment operations
         Net investment loss ............................      (0.15)      (0.17)      (0.02)        (0.17)      (0.34)      (0.24)
         Net realized and unrealized gain (loss)
            on investments...............................       3.39       (1.78)      (1.58)        (9.05)      10.72        4.89
                                                           ---------   ---------   ---------     ---------   ---------   ---------
             Total from investment operations ...........       3.24       (1.95)      (1.60)        (9.22)      10.38        4.65
                                                           ---------   ---------   ---------     ---------   ---------   ---------

    Less Distributions to shareholders from
         Net realized gain from investment transactions .       0.00       (0.62)       0.00         (4.75)      (0.67)      (1.14)
                                                           ---------   ---------   ---------     ---------   ---------   ---------

Net asset value, end of period ..........................  $   11.62   $    8.38   $   10.95     $   12.55   $   26.52   $   16.81
                                                           =========   =========   =========     =========   =========   =========

Total return (b) ........................................      38.66 %    (19.07)%    (12.75)%      (38.06)%     63.18 %     36.16 %
                                                           =========   =========   =========     =========   =========   =========

Ratios/supplemental data
    Net assets, end of period (000's) ...................  $  58,904   $  67,760   $ 135,159     $ 162,311   $ 318,368   $ 286,081
                                                           =========   =========   =========     =========   =========   =========

    Ratio of expenses to average net assets
         Before expense reimbursements and waived fees .....    1.77 %      1.59 %      1.67 %(c)     1.48 %      1.42 %      1.42 %
         After expense reimbursements and waived fees ......    1.73 %      1.56 %      1.65 %(c)     1.47 %      1.40 %      1.39 %
    Ratio of net investment loss to average net assets
         Before expense reimbursements and waived fees .....   (1.35)%     (1.28)%     (1.22)%(c)    (1.11)%     (1.24)%     (1.15)%
         After expense reimbursements and waived fees ......   (1.31)%     (1.25)%     (1.20)%(c)    (1.10)%     (1.23)%     (1.12)%

    Portfolio turnover rate ................................   84.23 %     70.10 %     14.66 %       84.73 %     82.00 %    110.27 %

(a) For the period from September 1, 2001 to October 31, 2001.  The Fund changed its fiscal year-end from August 31 to
    October 31 beginning with the fiscal period ended October 31, 2001.
(b) Total return does not reflect payment of a sales charge.
(c) Annualized.

                             ADDITIONAL INFORMATION

________________________________________________________________________________

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports will be available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Fund:


--------------------------------------------------------------------------------

         By telephone:       1-800-430-3863


         By mail: The Chesapeake Aggressive Growth Fund c/o NC Shareholder Services
                             116 South Franklin Street
                             Post Office Box 4365
                             Rocky Mount, North Carolina 27803-0365


         By e-mail:          info@ncfunds.com


         On the Internet:    www.ncfunds.com

--------------------------------------------------------------------------------

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



Investment Company Act file number 811-07324

CUSIP Number 36559B401                                      NASDAQ Symbol CHESX
________________________________________________________________________________

                           THE CHESAPEAKE GROWTH FUND

                                 A series of the
                         Gardner Lewis Investment Trust

                              INSTITUTIONAL SHARES
________________________________________________________________________________



                                   PROSPECTUS
                                  March 1, 2004






The Chesapeake Growth Fund ("Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies. This Fund also offers Super-Institutional Shares and Class A Investor Shares, which are offered by other prospectuses.




                               Investment Advisor
                               ------------------

                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317

                                 1-800-430-3863





The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------

      Investment Objective.....................................................2
      Principal Investment Strategies..........................................2
      Principal Risks of Investing in the Fund.................................3
      Bar Chart and Performance Table..........................................5
      Fees and Expenses of the Fund............................................6

MANAGEMENT OF THE FUND.........................................................7
----------------------

      The Investment Advisor...................................................7
      The Administrator........................................................8
      The Transfer Agent.......................................................8
      The Distributor..........................................................8

INVESTING IN THE FUND..........................................................9
---------------------

      Minimum Investment.......................................................9
      Purchase and Redemption Price............................................9
      Purchasing Shares.......................................................10
      Redeeming Your Shares...................................................12

OTHER IMPORTANT INVESTMENT INFORMATION........................................14
--------------------------------------

      Dividends, Distributions, and Taxes.....................................14
      Financial Highlights ...................................................15
      Additional Information..........................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The Chesapeake Growth Fund seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies.


PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust ("Trust"), seeks capital appreciation by investing primarily in equity securities of medium and large capitalization companies. The Fund considers a medium capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, between $1 billion and $10 billion. The Fund considers a large capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, of at least $10 billion. The Fund's investments in these medium and large capitalization companies will be primarily in equity securities, such as common and preferred stock and securities convertible into common stock.

In making investment decisions for the Fund, Gardner Lewis Asset Management L.P. ("Advisor") will base those decisions on its analysis of companies that show superior prospects for growth. By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. These changes often include:

     o    new product introductions;
     o    new distribution strategies;
     o    new manufacturing technology; and/or
     o    new management team or management philosophy.

Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year's comparable period. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates. In selecting these portfolio companies, the Advisor includes analysis of the following:

     o    growth rate of earnings;
     o    financial performance;
     o    management strengths and weaknesses;
     o    current market valuation in relation to earnings growth;
     o    historic and comparable company valuations;
     o    level and nature of the company's  debt, cash flow,  working  capital;
          and
     o    quality of the company's assets.

Under normal market conditions, the Fund will invest at least 90% of the Fund's total assets in equity securities, of which no more than 25% of the Fund's total assets will be invested in the securities of any one industry. Up to 10% of the Fund's total assets may consist of foreign securities and sponsored ADRs.
However, all securities will be traded on domestic and foreign securities exchanges or in the over-the-counter markets.

While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

     o the anticipated price appreciation has been achieved or is no longer probable;
     o the company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;
     o general market expectations regarding the company's future performance exceed those expectations held by the Advisor; or
     o alternative investments offer, in the view of the Advisor, superior potential for appreciation.



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes some of the risks involved with portfolio investments of the Fund.

Equity Securities: To the extent that the majority of the Fund's portfolio consists of common stocks, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

Market Risk: Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund's performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

Internal Change: Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, as described above, may involve greater than average risk due to their unproven nature.

Medium Capitalization Companies: As noted above, the Fund may invest a significant portion of its assets in the equity securities of medium capitalization companies. To the extent the Fund's assets are invested in medium capitalization companies, the Fund may exhibit more volatility than if it were invested exclusively in large capitalization companies because the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth.
Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning mid-cap companies than for larger, more established companies.

Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

Overweighting in Certain Market Sectors: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's net asset value.

Portfolio Turnover: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rate for prior periods.

Short-Term Investments: As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

BAR CHART AND PERFORMANCE TABLE

The bar chart shown below provides an indication of the risks of investing in the Fund's Institutional Shares by showing (on a calendar year basis) changes in the Fund's performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


[BAR CHART HERE]

                              INSTITUTIONAL SHARES
                 Year to Year Total Returns (as of December 31)
                 ----------------------------------------------
                                1995  -   27.05 %
                                1996  -   16.76 %
                                1997  -   15.40 %
                                1998  -   12.50 %
                                1999  -   51.95 %
                                2000  -    0.13 %
                                2001  -  (27.66)%
                                2002  -  (32.97)%
                                2003  -   42.47 %


      o During the 9-year period shown in the bar chart above, the highest return for a calendar quarter was 43.15% (quarter ended December 31, 1999).

      o During the 9-year period shown in the bar chart above, the lowest return for a calendar quarter was (29.23)% (quarter ended September 30, 2001).

      o The year-to-date return of the Fund's Institutional Shares as of the most recent calendar quarter was 42.47% (quarter ended December 31, 2003).

The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years, and since inception compare to those of a broad-based securities market index and an index of small capitalization stocks. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


------------------------------------------------------- ------------ --------------- --------------
Average Annual Total Returns                               Past 1         Past 5         Since
Periods Ended December 31, 2003                             Year           Years       Inception*
------------------------------------------------------- ------------ --------------- --------------
The Chesapeake Growth Fund - Institutional Shares
     Before taxes on distributions                         42.47 %        1.00 %          8.40 %
     After taxes on distributions                          42.47 %       (1.89)%          6.42 %
     After taxes on distributions and sale of shares       27.60 %        0.08 %          6.77 %
------------------------------------------------------- ------------ --------------- --------------
Russell 2000 Index**                                       47.27 %        7.21 %          9.73 %
------------------------------------------------------- ------------ --------------- --------------
S&P 500 Total Return Index **                              28.68 %       (0.57)%         11.75 %
------------------------------------------------------- ------------ --------------- --------------

    *  April 6, 1994 (inception date of the Fund's Institutional Shares)
    ** The Russell 2000 Index is a widely recognized, unmanaged index of small capitalization stocks. The S&P 500 Total Return Index is the Standard & Poor's Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in these indices. These indices do not have an investment advisor and do not pay any commissions, expenses, or taxes. If these indices did pay commissions, expenses, or taxes, their returns would be lower.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund:


                    Shareholder Fees for Institutional Shares
                    (fees paid directly from your investment)
                    -----------------------------------------
   Maximum Sales Charge (Load) Imposed On Purchases
       (as a percentage of offering price) ..........................None
   Redemption Fee
       (as a percentage of amount redeemed)..........................None


             Annual Fund Operating Expenses for Institutional Shares
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------
   Management Fees..................................................1.00%
   Distribution and/or Service (12b-1) Fees..........................None
   Other Expenses...................................................0.35%
                                                                    -----
   Total Annual Fund Operating Expenses.............................1.35%*
                                                                    =====

 *"Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Institutional Shares of the Fund for the fiscal year ended October 31, 2003. The Fund has entered into brokerage/service arrangements with several brokers through commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund). These portions are then used to offset overall Fund expenses. These oral arrangements are voluntary upon the part of the broker and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Board of Trustees of the Trust has reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, the Board of Trustees of the Trust reviews the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future. For the fiscal year ended October 31, 2003, the amount of expenses paid by these brokers totaled 0.10% of the average daily net assets of the Fund. As a result of these arrangements, as a percentage of the average daily net assets of the Fund, the Total Annual Fund Operating Expenses for the Institutional Shares were as follows:

                 Total Annual Fund Operating Expenses for
                 the fiscal year ended October 31, 2003....1.25%

  See the "Management of the Fund - Brokerage/Service Arrangements" section below for more information.

Example. This example shows you the expenses you may pay over time by investing in the Institutional Shares of the Fund. Since all funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

---------------------- ------------ ------------- ------------- ----------------
   Period Invested        1 Year       3 Years       5 Years        10 Years
---------------------- ------------ ------------- ------------- ----------------
     Your Costs            $137         $428          $739           $1,624
---------------------- ------------ ------------- ------------- ----------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

The Fund's Investment Advisor is Gardner Lewis Asset Management L.P., which was established as a Delaware corporation in 1990, converted to a Pennsylvania limited partnership in 1994 and is controlled by W. Whitfield Gardner. Mr. Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are control persons by ownership of the Advisor and are also executive officers of the Trust. They have been responsible for the day-to-day management of the Fund's portfolio since its inception in 1994. They have been with the Advisor since its inception on April 2, 1990. The Advisor currently serves as investment advisor to approximately $2 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisors Act of 1940, as amended. Subject to the authority of the Board of Trustees of the Trust ("Trustees"), the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 1.00%. The advisory fee paid to the Advisor by the Fund as a percentage of average annual net assets for the Fund's last fiscal year, fiscal year ended October 31, 2003, was 1.00%.

Brokerage/Service Arrangements. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended October 31, 2003. This program has been reviewed by the Trustees, pursuant to the provisions and guidelines outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.

THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund.


THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus entitled "Investing in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund.


THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Other Expenses. In addition to the management fees and the 12b-1 fees for the Class A Investor Shares, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Institutional  Shares  of the Fund are sold and  redeemed  at net  asset  value.
Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $1,000,000 and the minimum additional investment is $5,000 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after tenders. The Fund may suspend redemptions, if permitted by the Investment Company Act of 1940, as amended ("1940 Act"), for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker authorized designee, accepts the order. The orders will be priced at the Fund's net asset value next computed after the orders are received by the authorized broker, or broker authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. financial institution and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to "The Chesapeake Growth Fund," to:

             The Chesapeake Growth Fund
             Institutional Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

Please remember to add a reference to "Institutional Shares" to your check to ensure proper credit to your account. The Fund Shares Application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your financial institution use the following wire instructions:

            Wachovia Bank, N.A.
            Charlotte, North Carolina
            ABA # 053000219
            For:   The Chesapeake Growth Fund - Institutional Shares
            Acct. # 2000000862068
            For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $5,000. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange shares of the Fund for shares any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

An investor may direct the Fund to exchange his/her shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will be made and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Class A Investor Shares may not be exchanged for Institutional or Super-Institutional Shares. Additionally, unless otherwise determined by the Fund, an investor may not exchange shares of the Fund for shares of The Chesapeake Aggressive Growth Fund, another series of the Trust affiliated with the Advisor, unless such investor has an existing account with such fund.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with prior notice.

Stock Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor's driver's license or other identifying documents. An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information. In addition, if after opening the investor's account the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor. If the Fund closes an investor's account because the Fund was unable to verify the investor's identity, the Fund will value the account in accordance with the Fund's next net asset value calculated after the investor's account is closed. In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment. The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

             The Chesapeake Growth Fund
             Institutional Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include the following:

     (1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include the following:

     (1)  The name of the Fund and class of shares;
     (2)  Shareholder(s) name and account number;
     (3)  Number of shares or dollar amount to be redeemed;
     (4)  Instructions   for   transmittal   of   redemption   proceeds  to  the
          shareholder; and
     (5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-430-3863. Redemption proceeds will only be sent to the financial institution account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $1,000,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $1,000,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days prior written notice. If the shareholder brings his account net asset value up to at least $1,000,000 during the notice period, the account will not be redeemed.
Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (1) change of registration requests; (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Miscellaneous. The Fund reserves the right to (i) refuse to accept any request to shares of the Fund for any reason; and (ii) suspend its offering of shares at any time.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The  following  information  is meant as a general  summary for U.S.  taxpayers.
Additional tax information appears in the Statement of Additional Information ("SAI"). Shareholders should rely on their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Dividends paid by the fund derived from net investment income, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.

A particular distribution generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders. Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

If the Fund declares a dividend in October, November or December but pays it in January, it will be taxable to shareholders as if they received it in the year it was declared. Each year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes. Shareholders who hold Fund Shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2004) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for prior fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal years and period below have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such years and period is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual and Semi-Annual Reports of the Fund, copies of which may be obtained at no charge by calling the Fund at 1-800-430-3863.


                              INSTITUTIONAL SHARES
                (For a Share Outstanding Throughout Each Period)


------------------------------------------------------------------------------------------------------------------------------------
                                                    Year ended   Year ended   Period ended   Year ended    Year ended   Year ended
                                                    October 31,  October 31,   October 31,  February 28,  February 29,  February 28,
                                                       2003         2002         2001 (a)       2001         2000          1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .............   $    7.39   $    9.65    $   13.35      $   33.08    $   16.60    $   17.86
                                                     ---------   ---------    ---------      ---------    ---------    ---------
   Income (loss) from investment operations
        Net investment loss ......................       (0.10)      (0.09)       (0.06)         (0.15)       (0.21)       (0.17)
        Net realized and unrealized gain (loss)
            on investments........................        2.80       (2.16)       (3.64)         (8.38)       17.92        (0.63)
                                                     ---------   ---------    ---------      ---------    ---------    ---------

            Total from investment operations .....        2.70       (2.25)       (3.70)         (8.53)       17.71        (0.80)
                                                     ---------   ---------    ---------      ---------    ---------    ---------

   Less Distributions to shareholders from
        Distribution in excess of net realized gains      0.00        0.00         0.00           0.00         0.00        (0.03)
        Net realized gain from investment transactions    0.00       (0.01)        0.00         (11.20)       (1.23)       (0.43)
                                                     ---------   ---------    ---------      ---------    ---------    ---------
            Total distributions ..................        0.00       (0.01)        0.00         (11.20)       (1.23)       (0.46)
                                                     ---------   ---------    ---------      ---------    ---------    ---------

Net asset value, end of period (b)................   $   10.09   $    7.39    $    9.65      $   13.35    $   33.08    $   16.60
                                                     =========   =========    =========      =========    =========    =========


Total return .....................................       36.54 %    (23.34)%     (27.72)%       (32.25)%     110.91 %      (4.51)%
                                                     =========   =========    =========      =========    =========    =========

Ratios/supplemental data
   Net assets, end of period (000's) .............   $  29,451   $  43,565    $  58,667      $  75,221    $ 120,416    $  63,426
                                                     =========   =========    =========      =========    =========    =========

   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees     1.35 %      1.26 %       1.23 %(c)      1.18 %       1.21 %       1.22 %
        After expense reimbursements and waived fees      1.25 %      1.20 %       1.20 %(c)      1.17 %       1.17 %       1.15 %
   Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees    (0.96)%     (1.03)%      (0.78)%(c)     (0.95)%      (1.03)%      (0.87)%
        After expense reimbursements and waived fees     (0.86)%     (0.97)%      (0.74)%(c)     (0.93)%      (1.00)%      (0.80)%

   Portfolio turnover rate .......................       85.67 %    104.17 %      96.61 %       124.81 %     165.92 %     121.48 %

(a) For the period from September 1, 2001 to October 31, 2001.  The Fund changed its fiscal year-end from August 31 to
    October 31 beginning with the fiscal period ended October 31, 2001.
(b) Not annualized.
(c) Annualized.


                             ADDITIONAL INFORMATION

________________________________________________________________________________

                           THE CHESAPEAKE GROWTH FUND

                              INSTITUTIONAL SHARES
________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Fund at:


--------------------------------------------------------------------------------

         By telephone:           1-800-430-3863


         By mail:                The Chesapeake Growth Fund
                                 Institutional Shares
                                 c/o NC Shareholder Services
                                 116 South Franklin Street
                                 Post Office Box 4365
                                 Rocky Mount, North Carolina 27803-0365


         By e-mail:              info@ncfunds.com


         On the Internet:        www.ncfunds.com

--------------------------------------------------------------------------------


Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.





Investment Company Act file number 811-07324

CUSIP Number 36559B203                                       NASDAQ Symbol CHEAX

________________________________________________________________________________

                           THE CHESAPEAKE GROWTH FUND

                                 A series of the
                         Gardner Lewis Investment Trust

                             CLASS A INVESTOR SHARES
________________________________________________________________________________


                                   PROSPECTUS
                                  March 1, 2004







The Chesapeake Growth Fund ("Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies. This Fund also offers Super-Institutional Shares and Institutional Shares, which are offered by other prospectuses.





                               Investment Advisor
                               ------------------

                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317

                                 1-800-430-3863





The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------

      Investment Objective.....................................................2
      Principal Investment Strategies..........................................2
      Principal Risks of Investing in the Fund.................................3
      Bar Chart and Performance Table..........................................5
      Fees and Expenses of the Fund............................................6

MANAGEMENT OF THE FUND.........................................................7
----------------------

      The Investment Advisor...................................................7
      The Administrator........................................................8
      The Transfer Agent.......................................................8
      The Distributor..........................................................8

INVESTING IN THE FUND..........................................................9
---------------------

      Minimum Investment.......................................................9
      Purchase and Redemption Price............................................9
      Purchasing Shares.......................................................11
      Redeeming Your Shares...................................................13

OTHER IMPORTANT INVESTMENT INFORMATION........................................15
--------------------------------------

      Dividends, Distributions, and Taxes.....................................15
      Financial Highlights ...................................................16
      Additional Information..........................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The Chesapeake Growth Fund seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies.


PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust ("Trust"), seeks capital appreciation by investing primarily in equity securities of medium and large capitalization companies. The Fund considers a medium capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, between $1 billion and $10 billion. The Fund considers a large capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, of at least $10 billion. The Fund's investments in these medium and large capitalization companies will be primarily in equity securities, such as common and preferred stock and securities convertible into common stock.

In making investment decisions for the Fund, Gardner Lewis Asset Management L.P. ("Advisor") will base those decisions on its analysis of companies that show superior prospects for growth. By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. These changes often include:

          o    new product introductions;
          o    new distribution strategies;
          o    new manufacturing technology; and/or
          o    new management team or management philosophy.

Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year's comparable period. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates. In selecting these portfolio companies, the Advisor includes analysis of the following:

          o    growth rate of earnings;
          o    financial performance;
          o    management strengths and weaknesses;
          o    current market valuation in relation to earnings growth;
          o    historic and comparable company valuations;
          o level and nature of the company's debt, cash flow, working capital; and
          o    quality of the company's assets.

Under normal market conditions, the Fund will invest at least 90% of the Fund's total assets in equity securities, of which no more than 25% of the Fund's total assets will be invested in the securities of any one industry. Up to 10% of the Fund's total assets may consist of foreign securities and sponsored ADRs.
However, all securities will be traded on domestic and foreign securities exchanges or in the over-the-counter markets.

While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

o the anticipated price appreciation has been achieved or is no longer probable;
o the company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;
o general market expectations regarding the company's future performance exceed those expectations held by the Advisor; or
o alternative investments offer, in the view of the Advisor, superior potential for appreciation.


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes some of the risks involved with portfolio investments of the Fund.

Equity Securities: To the extent that the majority of the Fund's portfolio consists of common stocks, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

Market Risk: Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund's performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

Internal Change: Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, as described above, may involve greater than average risk due to their unproven nature.

Medium Capitalization Companies: As noted above, the Fund may invest a significant portion of its assets in the equity securities of medium capitalization companies. To the extent the Fund's assets are invested in medium capitalization companies, the Fund may exhibit more volatility than if it were invested exclusively in large capitalization companies because the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth.
Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning mid-cap companies than for larger, more established companies.

Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

Overweighting in Certain Market Sectors: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's net asset value.

Portfolio Turnover: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rate for prior periods.

Short-Term Investments: As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

BAR CHART AND PERFORMANCE TABLE

The bar chart shown below provides an indication of the risks of investing in the Fund's Class A Investor Shares by showing (on a calendar year basis) changes in the Fund's performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.



[BAR CHART HERE]

                            CLASS A INVESTOR SHARES
                 Year to Year Total Returns (as of December 31)
                 ----------------------------------------------
                                1996  -   16.42 %
                                1997  -   14.95 %
                                1998  -   12.12 %
                                1999  -   51.37 %
                                2000  -   (0.21)%
                                2001  -  (28.05)%
                                2002  -  (33.49)%
                                2003  -   44.44 %


     o During the 8-year period shown in the bar chart above, the highest return for a calendar quarter was 42.95% (quarter ended December 31, 1999).

     o During the 8-year period shown in the bar chart above, the lowest return for a calendar quarter was (29.40)% (quarter ended September 30, 2001).

     o The year-to-date return of the Class A Investor Shares as of the most recent calendar quarter was 41.44% (quarter ended December 31, 2003).

     o Sales loads are not reflected in the chart above. If these amounts were reflected, returns would be less than those shown.

The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years, and since inception compare to those of a broad-based securities market index and an index of small capitalization stocks. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

------------------------------------------------------- ------------ --------------- --------------
Average Annual Total Returns                               Past 1         Past 5         Since
Periods Ended December 31, 2003                             Year           Years       Inception*
------------------------------------------------------- ------------ --------------- --------------
The Chesapeake Growth Fund - Class A Investor Shares**
     Before taxes on distributions                         37.20 %       (0.17)%          6.51 %
     After taxes on distributions                          37.20 %       (3.09)%          4.30 %
     After taxes on distributions and sale of shares       24.18 %       (0.89)%          4.99 %
------------------------------------------------------- ------------ --------------- --------------
Russell 2000 Index ***                                     47.27 %        7.21 %         10.64 %
------------------------------------------------------- ------------ --------------- --------------
S&P 500 Total Return Index ***                             28.68 %       (0.57)%         11.25 %
------------------------------------------------------- ------------ --------------- --------------

 * April 7, 1995  (inception  date of the  Fund's  Class A  Investor  Shares)
** Maximum sales loads are reflected in the table above for the Class A Investor
   Shares.
***The Russell 2000 Index is a widely recognized, unmanaged index of small capitalization stocks. The S&P 500 Total Return Index is the Standard & Poor's Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in these indices. These indices do not have an investment advisor and do not pay any commissions, expenses, or taxes. If these indices did pay commissions, expenses, or taxes, their returns would be lower.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class A Investor Shares of the Fund:

                  Shareholder Fees for Class A Investor Shares
                    (fees paid directly from your investment)
                    -----------------------------------------
   Maximum Sales Charge (Load) Imposed On Purchases
       (as a percentage of offering price) ......................  3.00%
   Redemption Fee
       (as a percentage of amount redeemed, if applicable).......  None


           Annual Fund Operating Expenses for Class A Investor Shares
                  (expenses that are deducted from Fund assets)
             ---------------------------------------------
   Management Fees...............................................  1.00%
   Distribution and/or Service (12b-1) Fees .....................  0.25%
   Other Expenses................................................  1.00%
                                                                   -----
   Total Annual Fund Operating Expenses..........................  2.25%*
                                                                   =====

*"Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Class A Investor Shares of the Fund for the fiscal year ended October 31, 2003. The Fund has entered into brokerage/service arrangements with several brokers through commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund). These portions are then used to offset overall Fund expenses. These oral arrangements are voluntary upon the part of the broker and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Board of Trustees of the Trust has reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, the Board of Trustees of the Trust reviews the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future. For the fiscal year ended October 31, 2003, the amount of expenses paid by these brokers totaled 0.09% of the average daily net assets of the Fund. As a result of these arrangements, as a percentage of the average daily net assets of the Fund, the Total Annual Fund Operating Expenses for the Class A Investor Shares were as follows:

                 Total Annual Fund Operating Expenses for
                 the fiscal year ended October 31, 2003....2.16%

 See the "Management of the Fund - Brokerage/Service Arrangements" section below for more information.

Example. This example shows you the expenses you may pay over time by investing in the Class A Investor Shares of the Fund. Since all funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

------------------------ ------------ ------------- ------------- --------------
   Period Invested          1 Year       3 Years       5 Years        10 Years
------------------------ ------------ ------------- ------------- --------------
Class A Investor Shares      $521          $982         $1,469         $2,807
------------------------ ------------ ------------- ------------- --------------

                             MANAGEMENT OF THE FUND
                             ----------------------


THE INVESTMENT ADVISOR

The Fund's Investment Advisor is Gardner Lewis Asset Management L.P., which was established as a Delaware corporation in 1990, converted to a Pennsylvania limited partnership in 1994 and is controlled by W. Whitfield Gardner. Mr. Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are control persons by ownership of the Advisor and are also executive officers of the Trust. They have been responsible for the day-to-day management of the Fund's portfolio since its inception in 1994. They have been with the Advisor since its inception on April 2, 1990. The Advisor currently serves as investment advisor to approximately $2 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisors Act of 1940, as amended. Subject to the authority of the Board of Trustees of the Trust ("Trustees"), the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 1.00%. The advisory fee paid to the Advisor by the Fund as a percentage of average annual net assets for the Fund's last fiscal year, fiscal year ended October 31, 2003, was 1.00%.

Brokerage/Service Arrangements. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended October 31, 2003. This program has been reviewed by the Trustees, pursuant subject to the provisions and guidelines outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.

THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with other necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund.


THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus entitled "Investing in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund.


THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Other Expenses. In addition to the management and 12b-1 fees for the Class A Investor Shares, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, local income, or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

The Class A Investor Shares are sold subject to a maximum sales charge of 3.00%, so that the term "offering price" includes the front-end sales load. All shares are redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $25,000 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


Purchase and redemption price

Sales Charges. The public offering price of the Class A Investor Shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

                                                          Sales               Sales
                                                        Charge As           Charge As            Dealers Discounts
                                                        % of Net           % of Public             and Brokerage
        Amount of Transaction                            Amount             Offering            Commissions as % of
      At Public Offering Price                          Invested              Price            Public Offering Price
      ------------------------                          --------              -----            ---------------------

    Less than $250,000.............................       3.09%                 3.00%                  2.80%
    $250,000 but less than $500,000................       2.04%                 2.00%                  1.80%
    $500,000 or more...............................       1.01%                 1.00%                  0.90%

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated or amended. The Distributor, at its expense, may, from time to time, provide additional promotional incentives to dealers who sell Fund shares.

Reduced Sales Charges

Concurrent Purchases. For purposes of qualifying for a lower sales charge for Class A Investor Shares, investors have the privilege of combining concurrent purchases of the Fund and any other series of the Trust affiliated with the Advisor and sold with a sales charge. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation. The sales charge applicable to a current purchase of shares of the Fund by an investor is determined by adding the purchase price of shares to be purchased to the aggregate value (at current offering price) of shares of the Fund previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify. For example, a person who is purchasing Class A Investor Shares with an aggregate value of $50,000 and who currently owns shares of the Fund with a value of $200,000 would pay a sales charge of 2.00% of the offering price on the new investment and 3.00% on the amount previously invested.

Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the "Letter of Intent" section of the Account Application.

Information about the "Letter of Intent" procedure, including its terms, is contained in the Statement of Additional Information ("SAI") and on the Account Application.

Group Plans. Shares of the Fund may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Information about such arrangements is available from the Distributor.

See the SAI for additional information on reduced sales charges.

Distribution of the Fund's Shares

For the Class A Investor Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 ("Distribution Plan") under the Investment Company Act of 1940, as amended, ("1940 Act"). Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's Class A Investor Shares (this compensation is commonly referred to as "12b-1 fees").

The Distribution Plan provides that the Fund will pay from the Class A Investor Shares annually 0.25% of the average daily net assets of the Fund's Class A Investor Shares for activities primarily intended to result in the sale of those shares, including reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund's Class A Investor Shares. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Additional Information

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after tenders. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker authorized designee, accepts the order. The orders will be priced at the Fund's net asset value next computed after the orders are received by the authorized broker, or broker authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. financial institution and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to "The Chesapeake Growth Fund," to:

             The Chesapeake Growth Fund
             Class A Investor Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

Please remember to add a reference to "Class A Investor Shares" to your check to ensure proper credit to your account. The Fund Shares Application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your financial institution use the following wire instructions:

             Wachovia Bank, N.A.
             Charlotte, North Carolina
             ABA # 053000219
             For:   The Chesapeake Growth Fund - Class A Investor Shares
             Acct. # 2000000862068
             For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange shares of the Fund for shares any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

An investor may direct the Fund to exchange his/her shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will be made and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Class A Investor Shares may not be exchanged for Institutional or Super-Institutional Shares. Additionally, unless otherwise determined by the Fund, an investor may not exchange shares of the Fund for shares of The Chesapeake Aggressive Growth Fund, another series of the Trust affiliated with the Advisor, unless such investor has an existing account with such fund.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with prior notice.

Stock Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor's driver's license or other identifying documents. An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information. In addition, if after opening the investor's account the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor. If the Fund closes an investor's account because the Fund was unable to verify the investor's identity, the Fund will value the account in accordance with the Fund's next net asset value calculated after the investor's account is closed. In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment. The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

             The Chesapeake Growth Fund
             Class A Investor Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include the following:

     (1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include the following:

     (1)  The name of the Fund and class of shares;
     (2)  Shareholder(s) name and account number;
     (3)  Number of shares or dollar amount to be redeemed;
     (4)  Instructions   for   transmittal   of   redemption   proceeds  to  the
          shareholder; and
     (5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds can not be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-430-3863. Redemption proceeds will only be sent to the financial institution account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $25,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $25,000 (due to redemptions, exchanges, or transfers, but not due to market action) upon 30-days prior written notice. If the shareholder brings his account net asset value up to at least $25,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (1) change of registration requests; (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Miscellaneous. The Fund reserves the right to: (i) refuse to accept any request to shares of the Fund for any reason; and (ii) suspend its offering of shares at any time.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Dividends paid by the Fund derived from net investment income, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.

A particular distribution generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders. Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

If the Fund declares a dividend in October, November or December but pays it in January, it will be taxable to shareholders as if they received it in the year it was declared. Each year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes. Shareholders who hold Fund Shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2004) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for prior fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal years and period below have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such years and period is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual and Semi-Annual Reports of the Fund, copies of which may be obtained at no charge by calling the Fund at 1-800-430-3863.


                             CLASS A INVESTOR SHARES
                (For a Share Outstanding Throughout Each Period)

                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                       CLASS A INVESTOR SHARES

------------------------------------------------------------------------------------------------------------------------------------
                                                    Year ended   Year ended   Period ended   Year ended    Year ended   Year ended
                                                    October 31,  October 31,   October 31,  February 28,  February 29,  February 28,
                                                       2003         2002         2001 (a)       2001         2000          1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .............   $    7.05   $    9.28    $   12.88      $   32.47    $   16.37    $   17.69

      Income (loss) from investment operations
           Net investment loss ...................       (0.16)      (0.17)       (0.11)         (0.22        (0.33)       (0.24)
           Net realized and unrealized gain (loss)
            on investments                                2.65       (2.05)       (3.49)         (8.17)       17.66        (0.62)
                                                     ---------   ---------    ---------      ---------    ---------    ---------
               Total from investment operations           2.49       (2.22)       (3.60)         (8.39)       17.33        (0.86)
                                                     ---------   ---------    ---------      ---------    ---------    ---------

      Less Distributions to shareholders from
           Distribution in excess of net realized gains   0.00        0.00         0.00           0.00         0.00        (0.03)
           Net realized gain from investment transactions 0.00       (0.01)        0.00         (11.20)       (1.23)       (0.43)
                                                     ---------   ---------    ---------      ---------    ---------    ---------
               Total distributions ..............         0.00       (0.01)        0.00         (11.20)       (1.23)       (0.46)
                                                     ---------   ---------    ---------      ---------    ---------    ---------

Net asset value, end of period .................     $    9.54   $    7.05    $    9.28      $   12.88    $   32.47    $   16.37
                                                     =========   =========    =========      =========    =========    =========

Total return (b) ................................        35.32 %    (23.95)%     (27.89)%       (32.52)%     110.07 %      (4.83)%
                                                     =========   =========    =========      =========    =========    =========

Ratios/supplemental data
      Net assets, end of period (000's) .........    $   8,587   $   8,452    $  15,225      $  25,779    $  33,200    $  25,797
                                                     =========   =========    =========      =========    =========    =========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees  2.25 %      1.93 %       1.72 %(c)      1.53 %       1.59 %       1.60 %
           After expense reimbursements and waived fees   2.16 %      1.87 %       1.69 %(c)      1.51 %       1.56 %       1.53 %
      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees (1.86)%     (1.69)%      (1.27)%(c)     (1.29)%      (1.41)%      (1.26)%
           After expense reimbursements and waived fees  (1.77)%     (1.63)%      (1.23)%(c)     (1.28)%      (1.38)%      (1.18)%

      Portfolio turnover rate .......................    85.67 %    104.17 %      96.61 %       124.81 %     165.92 %     121.48 %

(a)  For the period from March 1, 2001 to October 31,  2001.  The Fund changed  its fiscal year-end from February 28 to
     October 31 beginning  with the fiscal period ended October 31, 2001.
(b)  Total return does not reflect payment of a sales charge and is not annualized.
(c)  Annualized.

                             ADDITIONAL INFORMATION

________________________________________________________________________________

                           THE CHESAPEAKE GROWTH FUND

                             CLASS A INVESTOR SHARES

________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Fund at:



--------------------------------------------------------------------------------

         By telephone:            1-800-430-3863

         By mail:                 The Chesapeake Growth Fund
                                  Class A Investor Shares
                                  c/o NC Shareholder Services
                                  116 South Franklin Street
                                  Post Office Box 4365
                                  Rocky Mount, North Carolina 27803-0365


         By e-mail:               info@ncfunds.com


         On the Internet:         www.ncfunds.com

--------------------------------------------------------------------------------



Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.






Investment Company Act file number 811-07324

CUSIP Number 36559B609                                      NASDAQ Symbol CHSIX
________________________________________________________________________________

                           THE CHESAPEAKE GROWTH FUND

                                 A series of the
                         Gardner Lewis Investment Trust

                           SUPER-INSTITUTIONAL SHARES
________________________________________________________________________________



                                   PROSPECTUS
                                  March 1, 2004






The Chesapeake Growth Fund ("Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies. The Fund also offers Institutional Shares and Class A Investor Shares, which are offered by other prospectuses.





                               Investment Advisor
                               ------------------

                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317

                                 1-800-430-3863





The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE FUND...................................................................... 3
--------

      Investment Objective.....................................................3
      Principal Investment Strategies..........................................3
      Principal Risks of Investing in the Fund.................................4
      Bar Chart and Performance Table..........................................6
      Fees and Expenses of the Fund............................................7

MANAGEMENT OF THE FUND.........................................................8
----------------------

      The Investment Advisor...................................................8
      The Administrator........................................................9
      The Transfer Agent.......................................................9
      The Distributor..........................................................9

INVESTING IN THE FUND.........................................................10
---------------------

      Minimum Investment......................................................10
      Purchase and Redemption Price...........................................10
      Purchasing Shares.......................................................10
      Redeeming Your Shares...................................................13

OTHER IMPORTANT INVESTMENT INFORMATION........................................15
--------------------------------------

      Dividends, Distributions, and Taxes.....................................15
      Financial Highlights....................................................16
      Additional Information..........................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The Chesapeake Growth Fund seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of medium and large capitalization companies.



PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust ("Trust"), seeks capital appreciation by investing primarily in equity securities of medium and large capitalization companies. The Fund considers a medium capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, between $1 billion and $10 billion. The Fund considers a large capitalization company to be one that has a market capitalization, measured at the time that the Fund purchases the security, of at least $10 billion. The Fund's investments in these medium and large capitalization companies will be primarily in equity securities, such as common and preferred stock and securities convertible into common stock.

In making investment decisions for the Fund, Gardner Lewis Asset Management L.P. ("Advisor") will base those decisions on its analysis of companies that show superior prospects for growth. By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. These changes often include:

     o    new product introductions;
     o    new distribution strategies;
     o    new manufacturing technology; and/or
     o    new management team or management philosophy.

Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year's comparable period. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates. In selecting these portfolio companies, the Advisor includes analysis of the following:

     o    growth rate of earnings;
     o    financial performance;
     o    management  strengths and  weaknesses;
     o    current market valuation in relation to earnings growth;
     o    historic and comparable company valuations;
     o    level and nature of the company's  debt, cash flow,  working  capital;
          and
     o    quality of the company's assets.

Under normal market conditions, the Fund will invest at least 90% of the Fund's total assets in equity securities, of which no more than 25% of the Fund's total assets will be invested in the securities of any one industry. Up to 10% of the Fund's total assets may consist of foreign securities and sponsored ADRs.
However, all securities will be traded on domestic and foreign securities exchanges or in the over-the-counter markets.

While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

     o the anticipated price appreciation has been achieved or is no longer probable;
     o the company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;
     o general market expectations regarding the company's future performance exceed those expectations held by the Advisor; or
     o alternative investments offer, in the view of the Advisor, superior potential for appreciation.



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes some of the risks involved with portfolio investments of the Fund.

Equity Securities: To the extent that the majority of the Fund's portfolio consists of common stocks, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

Market Risk: Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund's performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

Internal Change: Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, as described above, may involve greater than average risk due to their unproven nature.

Medium Capitalization Companies: As noted above, the Fund may invest a significant portion of its assets in the equity securities of medium capitalization companies. To the extent the Fund's assets are invested in medium capitalization companies, the Fund may exhibit more volatility than if it were invested exclusively in large capitalization companies because the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth.
Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning mid-cap companies than for larger, more established companies.

Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

Overweighting in Certain Market Sectors: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's net asset value.

Portfolio Turnover: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rate for prior periods.

Short-Term Investments: As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

BAR CHART AND PERFORMANCE TABLE*

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's Institutional Shares performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.



[BAR CHART HERE]

                              INSTITUTIONAL SHARES
                 Year to Year Total Returns (as of December 31)
                 ----------------------------------------------
                                1995  -   27.05 %
                                1996  -   16.76 %
                                1997  -   15.40 %
                                1998  -   12.50 %
                                1999  -   51.95 %
                                2000  -    0.13 %
                                2001  -  (27.66)%
                                2002  -  (32.97)%
                                2003  -   42.47 %


    o During the 9-year period shown in the bar chart above, the highest return for a calendar quarter was 43.15% (quarter ended December 31, 1999).
    o During the 9-year period shown in the bar chart above, the lowest return for a calendar quarter was (29.23)% (quarter ended September 30, 2001).
    o The year-to-date return of the Fund's Institutional Shares as of the most recent calendar quarter was 42.47% (quarter ended December 31, 2003).

The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years, and since inception compare to those of a broad-based securities market index and an index of small capitalization stocks. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

------------------------------------------------------ ------------ --------------- --------------
Average Annual Total Returns                               Past 1         Past 5         Since
Periods Ended December 31, 2003                             Year           Years       Inception^1
------------------------------------------------------ ------------ --------------- --------------
The Chesapeake Growth Fund - Institutional Shares
     Before taxes on distributions                        42.47 %        1.00 %          8.40 %
     After taxes on distributions                         42.47 %       (1.89)%          6.42 %
     After taxes on distributions and sale of shares      27.60 %        0.08 %          6.77 %
------------------------------------------------------ ------------ --------------- --------------
Russell 2000 Index^2                                      47.27 %        7.21 %          9.73 %
------------------------------------------------------ ------------ --------------- --------------
S&P 500 Total Return Index^2                              28.68 %       (0.57)%         11.75 %
------------------------------------------------------ ------------ --------------- --------------

    ^1 April 6, 1994 (inception date of the Fund's Institutional Shares)
    ^2 The Russell 2000 Index is a widely recognized, unmanaged index of small capitalization stocks. The S&P 500 Total Return Index is the Standard & Poor's Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in these indices. These indices do not have an investment advisor and do not pay any commissions, expenses, or taxes. If these indices did pay commissions, expenses, or taxes, their returns would be lower.

    *The performance information presented above is based upon the average annual total returns of the Institutional Shares of the Fund. The performance information of the Institutional Shares has been used for this purpose because the Super-Institutional Shares are not currently in operation and therefore have no current performance history. However, the annual returns for both classes are expected to be substantially similar because both classes of shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same fees and expenses.


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Super-Institutional Shares of the Fund:

                 Shareholder Fees for Super-Institutional Shares
                    (fees paid directly from your investment)
                    -----------------------------------------
    Maximum Sales Charge (Load) Imposed On Purchases
            (as a percentage of offering price) ......................None
    Redemption Fee
            (as a percentage of amount redeemed)......................None


          Annual Fund Operating Expenses for Super-Institutional Shares
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------
    Management Fees..................................................1.00%
    Distribution and/or Service (12b-1) Fees..........................None
    Other Expenses...................................................0.35%
                                                                     -----
    Total Annual Fund Operating Expenses.............................1.35%*
                                                                     =====


     *"Total Annual Fund Operating  Expenses" are based upon actual expenses incurred by the Institutional Shares of the Fund for the fiscal year ended October 31, 2003. The Fund has entered into brokerage/service arrangements with several brokers through commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the
      Fund). These portions are then used to offset overall Fund expenses. These oral arrangements are voluntary upon the part of the broker and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Board of Trustees of the Trust has reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, the Board of Trustees of the Trust reviews the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future. For the fiscal year ended October 31, 2003, the amount of expenses paid by these brokers totaled 0.10% of the average daily net assets of the Fund. As a result of these arrangements, as a percentage of the average daily net assets of the Fund, the Total Annual Fund Operating Expenses for the Institutional Shares were as follows:

                 Total Annual Fund Operating Expenses for
                 the fiscal year ended October 31, 2003....1.25%

      See the "Management of the Fund - Brokerage/Service Arrangements" section below for more information.

Example. This example shows you the expenses you may pay over time by investing in the Super-Institutional Shares of the Fund. Since all funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

---------------------- ------------ ------------- ------------- ----------------
   Period Invested        1 Year       3 Years       5 Years        10 Years
---------------------- ------------ ------------- ------------- ----------------
     Your Costs            $137         $428          $739           $1,624
---------------------- ------------ ------------- ------------- ----------------



                             MANAGEMENT OF THE FUND
                             ----------------------


THE INVESTMENT ADVISOR

The Fund's Investment Advisor is Gardner Lewis Asset Management L.P., which was established as a Delaware corporation in 1990, converted to a Pennsylvania limited partnership in 1994 and is controlled by W. Whitfield Gardner. Mr. Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are control persons by ownership of the Advisor and are also executive officers of the Trust. They have been responsible for the day-to-day management of the Fund's portfolio since its inception in 1994. They have been with the Advisor since its inception on April 2, 1990. The Advisor currently serves as investment advisor to approximately $2 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisors Act of 1940, as amended. Subject to the authority of the Board of Trustees of the Trust ("Trustees"), the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 1.00%. The advisory fee paid to the Advisor by the Fund as a percentage of average annual net assets for the Fund's last fiscal year, fiscal year ended October 31, 2003, was 1.00%.

Brokerage/Service Arrangements. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended October 31, 2003. This program has been reviewed by the Trustees, pursuant to the provisions and guidelines outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.


THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund.



THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus entitled "Investing in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund.



THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Other Expenses. In addition to the management fees and the 12b-1 fees for the Class A Investor Shares, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------


MINIMUM INVESTMENT

Super-Institutional Shares of the Fund are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $50,000,000 and the minimum additional investment is $100,000. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.




PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after tenders. The Fund may suspend redemptions, if permitted by the Investment Company Act of 1940, as amended ("1940 Act"), for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.



PURCHASING SHARES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker authorized designee, accepts the order. The orders will be priced at the Fund's net asset value next computed after the orders are received by the authorized broker, or broker authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. financial institution and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to "The Chesapeake Growth Fund," to:

             The Chesapeake Growth Fund
             Super-Institutional Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

Please remember to add a reference to "Super-Institutional Shares" to your check to ensure proper credit to your account. The Fund Shares Application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please include this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your financial institution use the following wire instructions:

             Wachovia Bank, N.A.
             Charlotte, North Carolina
             ABA # 053000219
             For:   The Chesapeake Growth Fund - Super-Institutional Shares
             Acct. # 2000000862068
             For further credit to (shareholder's name and SSN or TIN)


Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $100,000. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Exchange Feature. You may exchange shares of the Fund for shares any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

An investor may direct the Fund to exchange his/her shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will be made and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Class A Investor Shares may not be exchanged for Institutional or Super-Institutional Shares. Additionally, unless otherwise determined by the Fund, an investor may not exchange shares of the Fund for shares of The Chesapeake Aggressive Growth Fund, another series of the Trust affiliated with the Advisor, unless such investor has an existing account with such fund.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with prior notice.

Stock Certificates. The Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor's driver's license or other identifying documents. An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information. In addition, if after opening the investor's account the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor. If the Fund closes an investor's account because the Fund was unable to verify the investor's identity, the Fund will value the account in accordance with the Fund's next net asset value calculated after the investor's account is closed. In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment. The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

             The Chesapeake Growth Fund
             Super-Institutional Shares
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include the following:

     (1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include the following:

     (1)  The name of the Fund and class of shares;
     (2)  Shareholder(s) name and account number;
     (3)  Number of shares or dollar amount to be redeemed;
     (4)  Instructions   for   transmittal   of   redemption   proceeds  to  the
          shareholder; and
     (5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds can not be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-430-3863. Redemption proceeds will only be sent to the financial institution account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $10,000,000 (due to redemptions, exchanges, or transfers, but not due to market action) upon 30-days prior written notice. If the shareholder brings his account net asset value up to at least $10,000,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (1) change of registration requests; (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Miscellaneous. The Fund reserves the right to (i) refuse to accept any request to shares of the Fund for any reason; and (ii) suspend its offering of shares at any time.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The  following  information  is meant as a general  summary for U.S.  taxpayers.
Additional tax information appears in the Statement of Additional Information ("SAI"). Shareholders should rely their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Dividends paid by the Fund derived from net investment income, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.

A particular distribution generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders. Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes

If the Fund declares a dividend in October, November or December but pays it in January, it will be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes. Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2004) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for prior fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Institutional Shares of Fund. Because the Super-Institutional Shares class was fully liquidatd on September 17, 2003 and is not currently in operation, there are no financial data to be presented in this Prospectus for the Super-Institutional Shares. The financial data for the fiscal years and period below have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such years and period is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual and Semi-Annual Reports of the Fund, copies of which may be obtained at no charge by calling the Fund at 1-800-430-3863.

                              INSTITUTIONAL SHARES
                (For a Share Outstanding Throughout Each Period)

------------------------------------------------------------------------------------------------------------------------------------
                                                    Year ended   Year ended   Period ended   Year ended    Year ended   Year ended
                                                    October 31,  October 31,   October 31,  February 28,  February 29,  February 28,
                                                       2003         2002         2001 (a)       2001         2000          1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .............   $    7.39   $    9.65    $   13.35      $   33.08    $   16.60    $   17.86
                                                     ---------   ---------    ---------      ---------    ---------    ---------
   Income (loss) from investment operations
        Net investment loss ......................       (0.10)      (0.09)       (0.06)         (0.15)       (0.21)       (0.17)
        Net realized and unrealized gain (loss)
            on investments........................        2.80       (2.16)       (3.64)         (8.38)       17.92        (0.63)
                                                     ---------   ---------    ---------      ---------    ---------    ---------

            Total from investment operations .....        2.70       (2.25)       (3.70)         (8.53)       17.71        (0.80)
                                                     ---------   ---------    ---------      ---------    ---------    ---------

   Less Distributions to shareholders from
        Distribution in excess of net realized gains      0.00        0.00         0.00           0.00         0.00        (0.03)
        Net realized gain from investment transactions    0.00       (0.01)        0.00         (11.20)       (1.23)       (0.43)
                                                     ---------   ---------    ---------      ---------    ---------    ---------
            Total distributions ..................        0.00       (0.01)        0.00         (11.20)       (1.23)       (0.46)
                                                     ---------   ---------    ---------      ---------    ---------    ---------

Net asset value, end of period (b)................   $   10.09   $    7.39    $    9.65      $   13.35    $   33.08    $   16.60
                                                     =========   =========    =========      =========    =========    =========


Total return .....................................       36.54 %    (23.34)%     (27.72)%       (32.25)%     110.91 %      (4.51)%
                                                     =========   =========    =========      =========    =========    =========

Ratios/supplemental data
   Net assets, end of period (000's) .............   $  29,451   $  43,565    $  58,667      $  75,221    $ 120,416    $  63,426
                                                     =========   =========    =========      =========    =========    =========

   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees     1.35 %      1.26 %       1.23 %(c)      1.18 %       1.21 %       1.22 %
        After expense reimbursements and waived fees      1.25 %      1.20 %       1.20 %(c)      1.17 %       1.17 %       1.15 %
   Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees    (0.96)%     (1.03)%      (0.78)%(c)     (0.95)%      (1.03)%      (0.87)%
        After expense reimbursements and waived fees     (0.86)%     (0.97)%      (0.74)%(c)     (0.93)%      (1.00)%      (0.80)%

   Portfolio turnover rate .......................       85.67 %    104.17 %      96.61 %       124.81 %     165.92 %     121.48 %

(a)  For the period from March 1, 2001 to October 31,  2001.  The Fund changed  its fiscal year-end from February 28 to
     October 31 beginning  with the fiscal period ended October 31, 2001.
(b)  Not annualized
(c)  Annualized.


                             ADDITIONAL INFORMATION

________________________________________________________________________________

                           THE CHESAPEAKE GROWTH FUND

                           SUPER-INSTITUTIONAL SHARES
________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Fund at:



--------------------------------------------------------------------------------

         By telephone:            1-800-430-3863


         By mail:                 The Chesapeake Growth Fund
                                  Super-Institutional Shares
                                  c/o NC Shareholder Services
                                  116 South Franklin Street
                                  Post Office Box 4365
                                  Rocky Mount, North Carolina  27803-0365


         By e-mail:               info@ncfunds.com


         On the Internet:         www.ncfunds.com


--------------------------------------------------------------------------------


Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




Investment Company Act file number 811-07324

CUSIP Number 36559B708                                       NASDAQ Symbol CHCGX
________________________________________________________________________________

                         THE CHESAPEAKE CORE GROWTH FUND

                                 A series of the
                         Gardner Lewis Investment Trust

                                 A No Load Fund
________________________________________________________________________________



                                   PROSPECTUS
                                  March 1, 2004





The Chesapeake Core Growth Fund ("Fund") seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of the largest 1000 companies, based on market capitalization, domiciled in the United States.




                               Investment Advisor
                               ------------------

                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317

                                 1-800-430-3863





The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------

      Investment Objective.....................................................2
      Principal Investment Strategies..........................................2
      Principal Risks of Investing in the Fund.................................3
      Bar Chart and Performance Table..........................................4
      Fees and Expenses of the Fund............................................5

MANAGEMENT OF THE FUND.........................................................6
----------------------

      The Investment Advisor...................................................6
      The Administrator........................................................7
      The Transfer Agent.......................................................7
      The Distributor..........................................................7

INVESTING IN THE FUND..........................................................8
---------------------

      Minimum Investment.......................................................8
      Purchase and Redemption Price............................................8
      Purchasing Shares........................................................9
      Redeeming Your Shares...................................................11

OTHER IMPORTANT INVESTMENT INFORMATION........................................13
--------------------------------------

      Dividends, Distributions, and Taxes.....................................13
      Financial Highlights ...................................................14
      Additional Information..........................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The Chesapeake Core Growth Fund seeks capital appreciation. In seeking to achieve its objective, the Fund will invest primarily in equity securities of the largest 1000 companies, based on market capitalization, domiciled in the United States.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust ("Trust"), seeks capital appreciation by investing primarily in equity securities of the largest 1000 companies based on market capitalization. The Fund's investments in these companies will be primarily in equity securities of such companies, such as common and preferred stock and securities convertible into common stock. Realization of current income will not be a significant investment consideration and any such income should be considered incidental to the Fund's objectives.

In making investment decisions for the Fund, Gardner Lewis Asset Management L.P. ("Advisor") will focus on companies that show superior prospects for earnings growth. By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year's comparable period. The Advisor generally avoids companies that have excessive levels of debt. The Advisor also favors portfolio investments in companies whose price-to-earnings ratio when purchased is less than that company's projected growth rate for the coming year. In selecting these portfolio companies, the Advisor includes analysis of the following:

     o    growth rate of earnings;
     o    financial performance;
     o    management strengths and weaknesses;
     o    current market valuation in relation to earnings growth;
     o    historic and comparable company valuations;
     o    level and nature of the company's  debt, cash flow,  working  capital;
          and
     o    quality of the company's assets.

Under normal market conditions, the Fund will invest at least 90% of the Fund's total assets in equity securities and 80% to 90% of the portfolio will be invested in the 1000 largest companies described above. Generally, all the securities in which the Fund may invest will be traded on domestic securities exchanges or in the over-the-counter markets. The Fund may also invest in foreign securities. However, all foreign securities that the Fund may acquire will be traded on domestic U.S. exchanges.

While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

     o the anticipated price appreciation has been achieved or is no longer probable;
     o the company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;
     o general market expectations regarding the company's future performance exceed those expectations held by the Advisor; or
     o alternative investments offer, in the view of the Advisor, superior potential for appreciation.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes some of the risks involved with portfolio investments of the Fund.

Equity Securities: To the extent that the majority of the Fund's portfolio consists of common stocks, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

Market Risk: Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, and general market conditions.

Portfolio Turnover: The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Financial Highlights" for the Fund's portfolio turnover rate for prior periods.

Short-Term Investments: As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund will also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

Investment Advisor Risk: The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

Overweighting in Certain Market Sectors: The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's net asset value.

Market Segment Risk: Investors are also subject to the risk that the Fund's market segment, the largest 1000 companies, may underperform other equity market segments or the equity markets as a whole.

BAR CHART AND PERFORMANCE TABLE

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's performance from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[BAR CHART HERE]

                           Year to Year Total Returns
                              (as of December 31)
                              -------------------
                                1998  -   27.32 %
                                1999  -   47.60 %
                                2000  -    6.36 %
                                2001  -  (12.72)%
                                2002  -  (23.92)%
                                2003  -   42.42 %

     o During the 6-year period shown in the bar chart above, the highest return for a calendar quarter was 36.08% (quarter ended December 31, 1999).

     o During the 6-year period shown in the bar chart above, the lowest return for a calendar quarter was (21.56)% (quarter ended September 30, 2001).

     o The year-to-date total return of the Fund as of the most recent calendar quarter was 42.42% (quarter ended December 31, 2003).

The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years, and since inception compare to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

------------------------------------------------------- ------------ --------------- --------------
Average Annual Total Returns                               Past 1         Past 5         Since
Periods ended December 31, 2003                             Year           Years       Inception*
------------------------------------------------------- ------------ --------------- --------------
The Chesapeake Core Growth Fund
     Before taxes on distributions                         42.42%         8.23 %         10.60%
     After taxes on distributions                          42.42%         6.81 %          9.43%
     After taxes on distributions and sale of shares       27.57%         6.35 %          8.65%
------------------------------------------------------- ------------- -------------- ---------------
S&P 500 Total Return Index**                               28.68%        (0.57)%          3.99%
------------------------------------------------------- ------------- -------------- ---------------

   * September  29, 1997  (inception  date of the Fund)
  ** The S&P 500 Total  Return Index is the  Standard & Poor's  Composite  Stock
     Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes its returns would be lower.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                          Shareholder Fees for the Fund
                    (fees paid directly from your investment)
                    -----------------------------------------

 Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price) .................................None
 Redemption Fee
     (as a percentage of amount redeemed, if applicable)..................None

                         Annual Fund Operating Expenses
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------
 Management Fees................................................1.00%
 Distribution and/or Service (12b-1) Fees.......................0.25%
 Other Expenses.................................................0.51%
                                                                -----
     Total Annual Fund Operating Expenses................................1.76%*
     Fee Waivers and/or Expense Reimbursements..........................(0.36%)*
                                                                         -----
     Net Expenses........................................................1.40%
                                                                         =====

*"Total Annual Fund Operating  Expenses" are based upon actual expenses incurred by the Fund for the fiscal year ended October 31, 2003. The Advisor has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses but including payments, if any, under a Rule 12b-1 Plan) to not more than 1.40% of the average daily net assets of the Fund for the fiscal year to end October 31, 2004. It is expected that the contractual agreement will continue from year to year provided such continuance is approved by the Board of Trustees of the Trust. In addition, the Fund has entered into brokerage/service arrangements with several brokers through commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund). These portions are then used to offset overall Fund expenses. These oral arrangements are voluntary upon the part of the broker and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Board of Trustees of the Trust has reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, the Board of Trustees of the Trust reviews the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future. For the fiscal year ended October 31, 2003, the amount of expenses paid by these brokers totaled 0.09% of the average daily net assets of the Fund. As a result of these arrangements, as a percentage of the average daily net assets of the Fund, the Total Annual Fund Operating Expenses were as follows:

                Total Annual Fund Operating Expenses for
                the fiscal year ended October 31, 2003......1.31%

  See the "Management of the Fund - Expense Limitation Agreement and - Brokerage/Service Arrangements" sections below for more detailed information.

Example. This example shows you the expenses you may pay over time by investing in the Fund. Since all funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem  all of your  shares at the end of those  periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above:

---------------------- ------------ ------------- ------------- ----------------
   Period Invested        1 Year       3 Years       5 Years        10 Years
---------------------- ------------ ------------- ------------- ----------------
     Your Costs            $143         $519           $920         $2,043
---------------------- ------------ ------------- ------------- ----------------

                             MANAGEMENT OF THE FUND
                             ----------------------


THE INVESTMENT ADVISOR

The Fund's Investment Advisor is Gardner Lewis Asset Management L.P., which was established as a Delaware corporation in 1990, converted to a Pennsylvania limited partnership in 1994 and is controlled by W. Whitfield Gardner. Mr. Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are control persons by ownership of the Advisor and are also executive officers of the Trust. They have been responsible for the day-to-day management of the Fund's portfolio since its inception in 1997. They have been with the Advisor since its inception on April 2, 1990. The Advisor currently serves as investment advisor to approximately $2 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor's address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisors Act of 1940, as amended. Subject to the authority of the Board of Trustees of the Trust ("Trustees"), the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 1.00%. During the Fund's last fiscal year, the fiscal year ended October 31, 2003, the Advisor waived a portion of its fee in the amount of $40,095. As a result, the advisory fee paid to the Advisor by the Fund as a percentage of average annual net assets for the last fiscal year was 0.89%.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Fund's business, but including payments, if any, pursuant to a Rule 12b-1 Plan) are limited to 1.40% of the average daily net assets of the Fund for the fiscal year to end October 31, 2004. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated by the Advisor or the Trust at the end of the then current term upon not less than 90-days' notice to the other party as set forth in the Expense Limitation Agreement.

The Fund may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous three (3) fiscal years, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $15 million; (ii) the Fund's total annual expense ratio is less than the percentage liimits stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage/Service Arrangements. The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended October 31, 2003. This program has been reviewed by the

Trustees, pursuant to the provisions and guidelines outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.



THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund.



THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus entitled "Investing in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund.



THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Other Expenses. In addition to the management fees and 12b-1 fees, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Shares of the Fund are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $2,500 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.

Distribution of the Fund's Shares. The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 ("Distribution Plan") under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's shares (this compensation is commonly referred to as "12b-1 fees").

The Distribution Plan provides that the Fund will pay from the Fund's shares annually 0.25% of the average daily net assets of the Fund's shares for activities primarily intended to result in the sale of those shares, including reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund's shares. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after tenders. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker authorized designee, accepts the order. The orders will be priced at the Fund's net asset value next computed after the orders are received by the authorized broker, or broker authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. financial institution and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to "The Chesapeake Core Growth Fund," to:

             The Chesapeake Core Growth Fund
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

The Fund Shares Application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for hte SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your financial institution use the following wire instructions:

             Wachovia Bank, N.A.
             Charlotte, North Carolina
             ABA # 053000219
             For:  The Chesapeake Core Growth Fund
             Acct. # 2000001067260
             For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange shares of the Fund for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

An investor may direct the Fund to exchange his/her shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will be made and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. Additionally, unless otherwise determined by the Fund, an investor may not exchange shares of the Fund for shares of The Chesapeake Aggressive Growth Fund, another series of the Trust affiliated with the Advisor, unless such investor has an existing account with such fund.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with prior notice.

Stock Certificates. The Fund normally does issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund's share registry.
Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor's driver's license or other identifying documents. An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information. In addition, if after opening the investor's account the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor. If the Fund closes an investor's account because the Fund was unable to verify the investor's identity, the Fund will value the account in accordance with the Fund's next net asset value calculated after the investor's account is closed. In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment. The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

             The Chesapeake Core Growth Fund
             c/o NC Shareholder Services
             116 South Franklin Street
             Post Office Box 4365
             Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include the following:

     (1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include the following:

     (1)  The name of the Fund;
     (2)  Shareholder(s) name and account number;
     (3)  Number of shares or dollar amount to be redeemed;
     (4)  Instructions   for   transmittal   of   redemption   proceeds  to  the
          shareholder; and
     (5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-430-3863. Redemption proceeds will only be sent to the financial institution account or person named in your account application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine. The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $25,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $250. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $2,500 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days prior written notice. If the shareholder brings the account net asset value up to at least $2,500 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (1) change of registration requests; (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Miscellaneous. The Fund reserves the right to (i) refuse to accept any request to shares of the Fund for any reason; and (ii) suspend its offering of shares at any time.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The  following  information  is meant as a general  summary for U.S.  taxpayers.
Additional tax information appears in the Statement of Additional Information ("SAI"). Shareholders should rely on their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Dividends paid by the Fund derived from net investment income, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.

A particular distribution generally will be taxable as qualified dividend income, long-term capital gains or ordinary income. The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders. Taxable dividends paid by a Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

If the Fund declares a dividend in October, November or December but pays it in January, it will be taxable to shareholders as if they received it in the year it was declared. Each year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes. Shareholders who hold Fund Shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28% for 2004) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for prior years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data below have been audited by Deloitte & Touche
LLP, independent auditors, whose report covering such years and periods is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual and Semi-annual Reports of the Fund, copies of which may also be obtained at no charge by calling the Fund at 1-800-430-3863.


                                           (For a Share Outstanding Throughout the Period)

------------------------------------------------------------------------------------------------------------------------------------
                                                    Year ended   Year ended   Period ended   Year ended    Year ended   Year ended
                                                    October 31,  October 31,   October 31,  February 28,  February 29,  February 28,
                                                       2003         2002         2001 (a)       2001          2000         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...........     $   10.88   $   12.31    $   15.13      $   19.42    $   12.68    $   10.72

      Income (loss) from investment operations
           Net investment loss .................         (0.05)      (0.07)       (0.02)         (0.08)       (0.07)       (0.07)
           Net realized and unrealized gain (loss)
           on investments                                 3.95       (1.35)       (2.80)         (2.10)        8.18         2.03
                                                     ---------   ---------    ---------      ---------    ---------    ---------
               Total from investment operations           3.90       (1.42)       (2.82)         (2.18)        8.11         1.96
                                                     ---------   ---------    ---------      ---------    ---------    ---------

      Less distributions to shareholders from
           Net realized gain from investment transactions 0.00       (0.01)        0.00          (2.11)       (1.37)        0.00
                                                     ---------   ---------    ---------      ---------    ---------    ---------

Net asset value, end of period ................      $   14.78   $   10.88    $   12.31      $   15.13    $   19.42    $   12.68
                                                     =========   =========    =========      =========    =========    =========

Total Return (b) ..............................          35.72 %    (11.47)%     (18.69)%       (12.37)%      66.64 %      18.27 %
                                                     =========   =========    =========      =========    =========    =========

Ratios/supplemental data
      Net assets, end of period (000's) .......      $  70,058   $  23,952    $  23,835      $  15,716    $  11,542    $   6,050
                                                     =========   =========    =========      =========    =========    =========

Ratio of expenses to average net assets
     Before expense reimbursements and waived fees        1.76 %      1.73 %       1.72 %(c)      1.80 %       2.25 %       2.73 %
     After expense reimbursements and waived fees         1.31 %      1.23 %       1.17 %(c)      1.25 %       1.15 %       1.39 %
Ratio of net investment loss to average net assets
     Before expense reimbursements and waived fees       (1.06)%     (1.09)%      (0.86)%(c)     (1.06)%      (1.59)%      (1.89)%
     After expense reimbursements and waived fees        (0.61)%     (0.59)%      (0.31)%(c)     (0.50)%      (0.49)%      (0.55)%

Portfolio turnover rate ......................           71.04 %    110.65 %     105.88 %       136.22 %     130.44 %     174.44 %

(a) For the period from September 1, 2001 to October 31, 2001.  The Fund changed its fiscal year-end from August 31 to
    October 31 beginning with the fiscal period ended October 31, 2001.
(b) Not annualized.
(c) Annualized.

                             ADDITIONAL INFORMATION

________________________________________________________________________________

                         THE CHESAPEAKE CORE GROWTH FUND

                                 A No Load Fund
________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Fund at:

--------------------------------------------------------------------------------

         By telephone:             1-800-430-3863

         By mail:                  The Chesapeake Core Growth Fund
                                   c/o NC Shareholder Services
                                   116 South Franklin Street
                                   Post Office Box 4365
                                   Rocky Mount, North Carolina  27803-0365


         By e-mail:                info@ncfunds.com


         On the Internet:          www.ncfunds.com

--------------------------------------------------------------------------------

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.






Investment Company Act file number 811-07324

                       STATEMENT OF ADDITIONAL INFORMATION


                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND


                                  March 1, 2004


                                 A series of the
                         GARDNER LEWIS INVESTMENT TRUST
                 116 South Franklin Street, Post Office Box 4365
                           Rocky Mount, NC 27803-0365
                            Telephone 1-800-430-3863





                                Table of Contents
                                -----------------

                                                                            Page
                                                                            ----
OTHER INVESTMENT POLICIES....................................................  2
INVESTMENT LIMITATIONS.......................................................  3
PORTFOLIO TRANSACTIONS.......................................................  4
NET ASSET VALUE..............................................................  6
DESCRIPTION OF THE TRUST.....................................................  7
ADDITIONAL INFORMATION CONCERNING TAXES......................................  8
MANAGEMENT OF THE FUND....................................................... 10
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................... 16
SPECIAL SHAREHOLDER SERVICES................................................. 17
ADDITIONAL INFORMATION ON PERFORMANCE........................................ 21
FINANCIAL STATEMENTS......................................................... 23
APPENDIX A - DESCRIPTION OF RATINGS.......................................... 24
APPENDIX B - PROXY VOTING POLICIES........................................... 28









This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectus for The Chesapeake Aggressive Growth Fund ("Fund"), dated the same date as this SAI, and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Reports to shareholders is incorporated by reference into this SAI. Copies of the Fund's Prospectus and Annual Reports may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus for the Fund. The Fund is a separate diversified series of the Gardner Lewis Investment Trust ("Trust") and commenced operations on January 4, 1993. The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC') and was organized on October 2, 1992 as a business trust under the laws of the Commonwealth of Massachusetts. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Fund may invest.

Repurchase Agreements. The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will normally occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust's Board of Trustees (each a "Trustee" and collectively, "Trustees") has implemented procedures to monitor, on a continuous basis, the value of the collateral serving as security for repurchase obligations. Additionally, Gardner Lewis Asset Management L.P. ("Advisor"), the Fund's investment advisor, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risks in such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days.

Money Market Instruments. The Fund may acquire money market instruments. Money market instruments may include U.S. government securities or corporate debt obligations (including those subject to repurchase agreements) provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance, the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the two highest rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or Fitch Investors Service, Inc. ("Fitch"), or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

Foreign Securities. The Fund may invest up to 10% of its total assets in foreign securities. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special considerations not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Forward Commitment & When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.


                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

As a matter of fundamental policy, the Fund may not:

1. Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

2. Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

3. Invest more than 10% of the value of its total assets in foreign securities (which shall not be deemed to include American Depository Receipts ("ADRs"));

4. Invest in the securities of any issuer if any of the officers or Trustees of the Trust or officers or directors of its investment advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

5. Invest for the purpose of exercising control or management of another issuer;

6. Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration leases or development programs except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

7. Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

8. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

9. Make short sales of securities or maintain a short position, except short sales "against the box;" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.);

10. Participate on a joint or joint and several basis in any trading account in securities;

11. Make loans of money or securities, except that the Fund may invest in repurchase agreements;

12. Invest in securities of issuers which have a record of less than three years continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

13. Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) in order to meet redemption requests, in amounts not exceeding 15% of its total assets. The Fund will not make any further investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

14. Invest more than 10% of its net assets in illiquid securities; For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists, (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

15.  Invest in restricted securities; and

16. Write, purchase or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objective.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer, which furnishes brokerage and research services, a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Fund may also enter into brokerage/service arrangements pursuant to which selected brokers executing portfolio transactions for the Fund may pay a portion of the Fund's operating expenses. For the fiscal year ended October 31, 2003, the Fund participated in commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund) with Instinet Corporation and Standard & Poor's Securities, Inc., both of New York, New York. These portions are then used to offset overall Fund expenses. During such year the firms received $66,431 and $17,582, respectively, in brokerage commissions from the Fund and paid $10,618 and $9,913, respectively, of the Fund's operating expenses. These oral arrangements are voluntary upon the part of the brokers and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Trustees have reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, the Trustees review the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended October 31, 2003 and 2002, the fiscal period from September 1, 2001 to October 31, 2001 ("fiscal period ended October 31, 2001"), and the fiscal year ended August 31, 2001, total dollar amounts of brokerage commissions paid by the Fund were $400,723, $542,700, $71,799, and $396,620, respectively.


                                 NET ASSET VALUE

The net asset value per share of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on days when the NYSE closes earlier. The Fund's net asset value is not calculated on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of the Fund will not be calculated.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended October 31, 2003. These arrangements have been reviewed by the Trustees, subject to the provisions and guidelines outlined in the securities laws and legal precedent of the U.S. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

For the fiscal year ended October 31, 2003, the total expenses of the Fund (after expense reductions of $20,531 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $986,322 (1.73% of the average daily net assets of the Fund). For the fiscal year ended October 31, 2002, the total expenses of the Fund (after expense reductions of $29,349 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $1,704,634 (1.56% of the average daily net assets of the Fund). For the fiscal period ended October 31, 2001, the total expenses of the Fund (after expense reductions of $4,387 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $387,002 (1.65% of the average daily net assets of the
Fund). For the fiscal year ended August 31, 2001, the total expenses of the Fund (after expense reductions of $21,454 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $2,992,019 (1.47% of the average daily net assets of the Fund).


                            DESCRIPTION OF THE TRUST

The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Amended and Restated Declaration of Trust currently provides for the shares of three series: The Fund, The Chesapeake Growth Fund, and The Chesapeake Core Growth Fund, all managed by the Advisor. The number of shares of each series shall be unlimited. The Fund and The Chesapeake Core Growth Fund both issue a single class of shares, while the shares of The Chesapeake Growth Fund are divided into three separate classes of shares. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Trust, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. The rights of shareholders may not be modified by less than a majority vote. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Each series of the Trust, including the Fund, will designate (i) any dividend of qualified dividend income as qualified dividend income, (ii) any tax-exempt dividend as an exempt-interest dividend, (iii) any distribution of long-term capital gains as a capital gain dividend and (iv) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2004) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder's cost and thus, in effect, result in a return of a part of the shareholder's investment.

                             MANAGEMENT OF THE FUND

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers. The Trustees are responsible for the management and supervision of the Fund. The Trustees set broad policies for the Fund and choose the Fund's officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for each Trustee, including the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") and the Trustee who is an "interested person" as defined in the 1940 Act ("Interested Trustee"), as well as each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27802.

--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                            in Fund
                            Position(s)  Length                                             Complex
        Name, Age,          held with    of Time         Principal Occupation(s)           Overseen by      Other Directorships
        and Address         Fund/Trust   Served            During Past 5 Years               Trustee          Held by Trustee
--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
Jack E. Brinson, 71         Trustee      Since 8/92  Retired     since    January    2000;      3       Independent  Trustee  of the
                                                     Previously,     President,    Brinson              following:   The  Nottingham
                                                     Investment Co (personal investments)               Investment  Trust II for the
                                                     and  President, Brinson Chevrolet,                 eight series  of that trust;
                                                     Inc. (auto   dealership)                           New Providence Investment
                                                                                                        Trust for the one series of
                                                                                                        that trust; Hillman Capital
                                                                                                        Management Investment Trust
                                                                                                        for the two series of that
                                                                                                        trust; de Leon Funds  Trust
                                                                                                        for the one series of that
                                                                                                        trust;  and  MurphyMorris
                                                                                                        Investment Trust for the one
                                                                                                        series of that trust (all
                                                                                                        registered investment
                                                                                                        companies)
--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
Theo H. Pitt, Jr., 67       Trustee      Since 4/02  Senior Partner,  Community  Financial      3       Independent  Trustee  of the
                                                     Institutions Consulting,  since 1997,              following:   de  Leon  Funds
                                                     Rocky Mount, North Carolina;  Account              Trust for the one  series of
                                                     Administrator,      Holden     Wealth              that trust;  Hillman Capital
                                                     Management    Group    of    Wachovia              Management  Investment Trust
                                                     Securities  (money  management  firm)              for the two  series  of that
                                                     since September, 2003.                             trust;          MurphyMorris
                                                                                                        Investment   Trust  for  the
                                                                                                        one  series  of  that  trust
                                                                                                        (all  registered  investment
                                                                                                        companies)
--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
                                                          Interested Trustee*
--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
W. Whitfield Gardner, 41    Chairman     Since 6/96  Chairman    and    Chief    Executive      3                 None
The Chesapeake Funds        and                      Officer,    Gardner    Lewis    Asset
285 Wilmington-West         Chief                    Management     L.P.    (the    Fund's
Chester Pike                Executive                investment  advisor);   Chairman  and
Chadds Ford,                Officer                  Chief  Executive   Officer,   Gardner
Pennsylvania  19317         (Principal               Lewis    Asset    Management,    Inc.
                            Executive                (investment advisor)
                            Officer)

--------------------------- ------------ ----------- ------------------------------------- ------------ ----------------------------
*Basis of Interestedness.  W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner
Lewis Asset Management L.P., the Fund's investment advisor.
------------------------------------------------------------------------------------------------------------------------------------

                                       10

------------------------------------------------------------------------------------------------------------------------------------
                                                               Officers
--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
John L. Lewis, IV, 40       President    Since       President,    Gardner   Lewis   Asset      n/a                n/a
The Chesapeake Funds                     12/93       Management L.P.
285 Wilmington-West
Chester Pike
Chadds Ford,
Pennsylvania  19317
--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
C. Frank Watson III, 33     Secretary    Secretary   President    and   Chief    Operating      n/a                n/a
                            and          since       Officer,   The   Nottingham   Company
                            Treasurer    5/96;       (administrator  to the  Fund),  since
                            (Principal   Treasurer   1999;  previously,   Chief  Operating
                            Financial    since       Officer, The Nottingham Company
                            Officer)     12/02
--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
Julian G. Winters, 35       Assistant    Assistant   Vice             President-Compliance      n/a                n/a
                            Secretary    Secretary   Administration,     The    Nottingham
                            and          since       Company,   since  1998;   previously,
                            Assistant    4/98;       Fund   Accountant,   The   Nottingham
                            Treasurer    Assistant   Company
                                         Treasurer
                                         since
                                         12/02
--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
William D. Zantzinger, 42   Vice         Since       Manager  of  Trading,  Gardner  Lewis      n/a                n/a
The Chesapeake Funds        President    12/93       Asset Management L.P.
285 Wilmington-West
Chester Pike
Chadds Ford,
Pennsylvania  19317

--------------------------- ------------ ----------- ------------------------------------- ----------- ----------------------------

Trustee Standing Committees. The Trustees have established the following standing committees:

     Audit Committee: All of the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met twice during the Fund's last fiscal year.

     Nominating Committee: All of the Independent Trustees are members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of independent trustees is in the sole discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Fund's last fiscal year. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

     Proxy Voting Committee: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee meets only as necessary and did not meet during the Fund's last fiscal year.

     Qualified Legal Compliance Committee: All of the Independent Trustees are members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund's last fiscal year.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of Fund equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2003 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and
E = over $100,000.

------------------------- ------------------------------------- -----------------------------------
                                                                  Aggregate Dollar Range of Equity
                                                                    Securities in All Registered
                                                                   Investment Companies Overseen
                            Dollar Range of Equity Securities         By Trustee in Family of
    Name of Trustee                   in the Fund                     Investment Companies*
------------------------- ------------------------------------- -----------------------------------
                                       Independent Trustees
------------------------- ------------------------------------- -----------------------------------
Jack E. Brinson                            B                                    B
------------------------- ------------------------------------- -----------------------------------
Theo H. Pitt, Jr.                          A                                    A
------------------------- ------------------------------------- -----------------------------------
                                       Interested Trustee
------------------------- ------------------------------------- -----------------------------------
W. Whitfield Gardner                       E                                    E
------------------------- ------------------------------------- -----------------------------------

     * Includes the three funds of the Trust.

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2003, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, distributor, or any entity controlling, controlled by, or under common control with the Advisor or distributor.

Approval of the Investment Advisory Agreement. As discussed in the "Investment Advisor" section below, the Trustees must specifically approve at least annually the renewal and continuance of the Investment Advisory Agreement ("Advisory Agreement") with the Advisor. During the year, the Trustees requested that the Advisor provide the Trustees with quarterly reports on the performance of the Fund and the basic future strategy of the Advisor with regard to the Fund. In addition, before the Trustees' meeting to decide on whether to renew the Advisory Agreement, the Advisor was requested to provide the Trustees with various information and materials about the Advisor and its services to the Fund. In evaluating whether to renew and continue the Advisory Agreement, the Trustees reviewed the information and materials provided by the Advisor as well as other materials and comparative reports provided by the Fund's other service providers, including Fund counsel. The Trustees also reviewed certain soft dollar arrangements involving broker rebates. These rebates were used by the Fund to offset Fund expenses. The Advisor did not receive any direct benefits from the soft dollar arrangements other than the benefit to the Fund.

In deciding on whether to renew and continue the Advisory Agreement, the Trustees considered numerous factors, including: (i) the nature and extent of the services provided by the Advisor; (ii) the Advisor's personnel and methods of operating; (iii) the investment performance of the Fund; (iii) overall expenses of the Fund; (iv) the financial condition of the Advisor and (v) the Advisor's investment strategy for the Fund.

Based upon its evaluation of the information, materials and factors described above, the Trustees concluded for the Fund: (i) that the terms of the Advisory Agreement were reasonable and fair; (ii) that the fees paid to the Advisor under the Advisory Agreement and the Fund's expense ratio as compared to similar funds were reasonable and fair; (iii) that they were satisfied with the Advisor's services, personnel and investment strategy; and (iv) that it was in the best interest of the Trust and the Fund to continue its relationship with the Advisor. Therefore, the Trustees, including the Trustees who are not a party to the Advisory Agreement or interested persons of the Advisor, unanimously approved the renewal and continuation of the Advisory Agreement for the Fund for another year.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $7,500 each year, plus $400 per series of the Trust per meeting attended in person or $150 per series of the Trust per meeting attended by telephone. Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended October 31, 2003.

----------------------------------- ----------------- ----------------------- ------------------ ---------------------
                                                                                                        Total
                                                            Pension or                               Compensation
                                       Aggregate        Retirement Benefits       Estimated         from the Fund
                                      Compensation          Accrued As             Annual             and Trust
             Name of                    from the           Part of Fund         Benefits Upon          Paid to
         Person, Position                 Fund               Expenses            Retirement           Trustees*
----------------------------------- ----------------- ----------------------- ------------------ ---------------------
                                              Independent Trustees
----------------------------------- ----------------- ----------------------- ------------------ ---------------------
Jack E. Brinson, Trustee                 $3,900                None                 None               $11,700
----------------------------------- ----------------- ----------------------- ------------------ ---------------------
Theo H. Pitt, Jr., Trustee               $3,900                None                 None               $11,700
----------------------------------- ----------------- ----------------------- ------------------ ---------------------
                                              Interested Trustee
----------------------------------- ----------------- ----------------------- ------------------ ---------------------
W. Whitfield Gardner, Trustee             None                 None                 None                None
----------------------------------- ----------------- ----------------------- ------------------ ---------------------

*Each of the Trustees serves as a Trustee to the three funds of the Trust, including the Fund.


Code of Ethics. The Trust and the Advisor each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the code). There can be no assurance that the codes will be effective in preventing such activities.

Proxy Voting Policies. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees. A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

After June 30, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 1-800-430-3863 and (2) on the SEC's website at http://www.sec.gov.

Principal Holders of Voting Securities. As of February 13, 2004, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 2.103% of the then outstanding shares of the Fund. On the same date, the following shareholders owned of record 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of February 13, 2004.

Name and Address of                  Amount and Nature of
Beneficial Owner                     Beneficial Ownership*         Percent
----------------                     ---------------------         -------

Pershing LLC                         1,039,968.517 Shares           20.830%
Post Office Box 2052
Jersey City, NJ  07303-9998

The Myron Stratton Home                543,900.120 Shares           10.894%
Attn: Candice Harvey
555 Gold Pass Heights
Colorado Springs, CO  80906

Suntrust Bank FBO                      518,985.076 Shares           10.395%
Emory University VEBA Trust
Post Office Box 105870, CTR 3144
Atlanta, GA  30348-5870

US Bank TTEE                           423,019.050 Shares            8.473%
FBO Detroit Province of Society
1555 N River Drive, Suite 210
Post Office Box 1787
Milwaukee, WI  53201

*The shares indicated are believed by the Fund to be owned both of record and beneficially.


Investment Advisor. Information about the Advisor and its duties and compensation as investment advisor to the Fund is contained in the Prospectus of the Fund. The Advisor supervises the Fund's investments pursuant to the Advisory Agreement. The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Fund (as approved by the Trustees or by vote of a majority of the Fund's outstanding voting securities) or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages each Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio managers for the Fund are W. Whitfield Gardner and John L. Lewis, IV. Both are principals and control persons of the Advisor through ownership. W. Whitfield Gardner, John L. Lewis, IV and William D. Zantzinger are affiliated persons of the Fund and the Advisor.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

Monthly compensation of the Advisor with regards to the Fund, based upon the Fund's daily average net assets, is at the annual rate of 1.25%. For the fiscal years ended October 31, 2003 and 2002, the fiscal period ended October 31, 2001, and the fiscal year ended August 31, 2001, the Advisor received 711,719, $1,364,500, $292,676, and 2,548,322 for services to the Fund.

Fund Accountant and Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company ("Administrator"), a North Carolina corporation, whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.

The Administrator performs the following services for the Fund: (1) procures on behalf of, and coordinates with, the custodian and monitors the services it provides to the Fund; (2) coordinates with and monitors any other third parties furnishing services to the Fund; (3) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) assists the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) assists in the preparation of, and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Fund's custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Compensation of the Administrator, based upon an annual base fee of $50,000 plus a fee based on the average daily net assets of the Fund, is at the following annual rates: 0.20% of the Fund's first $25 million of average daily net assets, 0.15% on the next $25 million, and 0.075% on average daily net assets over $50 million. For the fiscal years ended October 31, 2003 and 2002, the fiscal period ended October 31, 2001, and the fiscal year ended August 31, 2001, the Fund paid administrative fees of $92,703, $131,870, $25,917, and $202,899, respectively. The Administrator also receives a monthly base fund accounting fee of $2,250 plus an annual asset based fee of 1 basis point for fund accounting and recordkeeping services for the Fund. For the fiscal years ended October 31, 2003 and 2002, the fiscal period ended October 31, 2001, and the fiscal year ended August 31, 2001, the Administrator received $32,694, $37,916, $6,841, and $39,396, respectively, for such services. The Administrator will also receive the following to procure and pay the custodian for the Trust: 0.020% on the first $100 million of the Fund's net assets and 0.009% on all assets over $100 million plus transaction fees with a minimum annual fee of $4,800 ($400 per month). The Administrator also charges the Trust for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

Transfer Agent. The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. As compensation for its services, the Transfer Agent receives a shareholder administration fee of $15.00 per shareholder per year with a minimum fee of $1,500 per month, plus $750 per month for each additional class of shares. For the fiscal years ended October 31, 2003 and 2002, the fiscal period ended October 31, 2001, and the fiscal year ended August 31, 2001, the Transfer Agent received $18,000, $18,000, $3,000, and $16,251, respectively, for such services to the Fund.

Distributor. Capital Investment Group, Inc. ("Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a distribution agreement ("Distribution Agreement") approved by the Trustees.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days prior written notice to the other party.

For the fiscal years ended October 31, 2003 and 2002 and August 31, 2001, the aggregate dollar amount of sales charges paid on the sale of Fund shares was $295, $61, and $1,817, respectively, from which the Distributor retained $15, $4, and $129, respectively. For the fiscal period ended October 31, 2001 there were no sales charges paid on the sale of Fund shares.

Custodian. Wachovia Bank, N.A., successor by merger to First Union National Bank ("Custodian"), 123 South Broad Street, Institutional Custody - PA4942, Philadelphia, Pennsylvania 19109, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator a fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

Independent Auditors. Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222, serves as independent auditors for the Fund, audits the annual financial statements of the Fund, prepares the Fund's federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel. Parker, Poe, Adams & Bernstein L.L.P., Charlotte, North Carolina, serves as legal counsel to the Trust and the Fund.



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. The purchase price of shares of the Fund is the net asset value next determined after the order is received. Net asset value per share is calculated for purchases and redemption of shares of the Fund by dividing the value of total Fund assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of the Fund is determined at the time regular trading closes on the NYSE (currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier). The Fund's net asset value is not calculated on business holidays when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or to waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

Sales Charges. The public offering price of shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

------------------------------------- ------------------------- ------------------------- -----------------------------------
                                                                                             Sales Dealers Discounts and
  Amount of Transaction At Public        Charge As % of Net       Sales Charge As % of      Brokerage Commissions as % of
           Offering Price                 Amount Invested        Public Offering Price          Public Offering Price
------------------------------------- ------------------------- ------------------------- -----------------------------------
         Less than $50,000                     3.09%                     3.00%                          2.80%
------------------------------------- ------------------------- ------------------------- -----------------------------------
   $50,000 but less than $250,000              2.04%                     2.00%                          1.80%
------------------------------------- ------------------------- ------------------------- -----------------------------------
          $250,000 or more                     1.01%                     1.00%                          0.90%
------------------------------------- ------------------------- ------------------------- -----------------------------------

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated or amended.

The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Redemptions. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practical for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund. No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds.

In addition to the situations described in the Prospectus under "Investing in the Fund - Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.


                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, shareholder certificates are generally not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $50,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholders' personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included on the Fund Shares Application, enclosed in the Prospectus, or are available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Investing in the Fund - Redeeming Your Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon 60-days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-430-3863, or by writing to:

                      The Chesapeake Aggressive Growth Fund
                           c/o NC Shareholder Services
                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Investing in the Fund - Purchase and Redemption Price" in the Prospectus. Transactions involving the issuance of shares in the Fund for securities in lieu of cash will be limited to acquisitions of securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) which: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the NYSE, or NASDAQ.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

Reduced Sales Charges

     Concurrent Purchases. For purposes of qualifying for a lower sales charge investors have the privilege of combining concurrent purchases of the Fund and another series of the Trust affiliated with the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a similar sales charge at the total public offering price of $25,000, and purchases shares in the Fund at the total public offering price of $25,000, the sales charge would be that applicable to a $50,000 purchase as shown in the appropriate table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

     Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (a) the total public offering price of the shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

     Letters of Intent. Investors may qualify for a lower sales charge by executing a letter of intent. A letter of intent allows an investor to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying the Fund's Prospectus or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

     Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of shares of the Fund in shares of the Fund or in shares of another series of the Trust affiliated with the Advisor and sold with a sales charge, within 90 days after the redemption. If the other series charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the series to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

     Purchases by Related Parties and Groups. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

     Sales at Net Asset Value. To encourage investment in the Fund, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund and the Advisor, and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor. Clients of investment advisors and financial planners may also purchase shares at net asset value if the investment advisor or financial planner has made arrangements to permit them to do so with the Distributor. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Exchange Feature. Investors may exchange shares of the Fund for shares of any other comparable series of the Trust. Shares of the Fund may be exchanged at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid in connection with the shares being exchanged. For example, if a 2% sales charge was paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for Institutional Shares.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with prior notice. The Trustees also reserve the right to suspend or terminate, or amend the terms of, the exchange privilege upon prior written notice to the shareholders.

The Fund may enter into agreements with one or more brokers, including discount brokers and other brokers associated with investment programs, including mutual fund "supermarkets," pursuant to which such brokers may be authorized to accept on the Fund's behalf purchase and redemption orders that are in "good form." Such brokers may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Under such circumstances, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Such orders will be priced at the Fund's net asset value next determined after they are accepted by an authorized broker or the broker's designee.


                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund's contracts. Performance figures will be given for the recent one, five and ten year periods, or for the life of the Fund if it has not been in existence for any such periods, and any other periods as may be required under applicable law or regulation. When considering "average annual total return" figures for periods longer than one year, it is important to note that the Fund's annual total return for any given year might have been greater or less than its average for the entire period.

The Fund computes its "average annual total return" by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)^n = ERV

       Where:    T =       average annual total return.
                 ERV =     ending  redeemable  value at the end of the  period
                           covered by the  computation of a hypothetical  $1,000
                           payment made at the beginning of the period.
                 P =       hypothetical initial payment of $1,000 from which the
                           maximum sales load is deducted.
                 n =       period covered by the computation, expressed in terms
                           of years.

The Fund may also compute the "cumulative total return" of the Fund, which represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions). Cumulative total return is calculated in a similar manner as average annual total return, except that the results are not annualized. The Fund may also compute average annual total return and cumulative total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculations of average annual total return and cumulative total return (before taxes) assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The calculations of average annual total return and cumulative total return (after taxes on fund distributions) assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return (after taxes on fund distributions and redemption of shares) assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Fund's performance for any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.

The average annual total returns before taxes of the Fund for the one-year, five-year, and ten-year periods ended October 31, 2003 were 34.50%, 3.33%, and 6.42%, respectively. Without reflecting the effects of the maximum sales load, the average annual total returns before taxes of the Fund for those same periods were 38.66%, 3.96%, and 6.74%, respectively. The cumulative total return before taxes of the Fund for the ten-year period ended October 31, 2003 was 86.27%. Without reflecting the effects of the maximum sales load, the cumulative total return before taxes of the Fund for the ten-year period ended October 31, 2003 was 92.03%. The average annual total returns after taxes on distributions of the Fund for the one-year, five-year, and ten-year periods ended October 31, 2003 were 34.50%, 1.33%, and 4.51%, respectively. Without reflecting the effects of the maximum sales load, the average annual total returns after taxes on distributions of the Fund for those same periods were 38.66%, 1.94%, and 4.83%, respectively. The cumulative total return after taxes on distributions of the Fund for the ten-year period ended October 31, 2003 was 55.45%. Without reflecting the effects of the maximum sales load, the cumulative total return after taxes on distributions of the Fund for the ten-year period ended October
31, 2003 was 60.26%. The average annual total returns after taxes on distributions and sale of shares of the Fund for the one-year, five-year, and ten-year periods ended October 31, 2003 were 22.43%, 2.22%, and 4.84%, respectively. Without reflecting the effects of the maximum sales load, the average annual total returns after taxes on distributions and sale of shares of the Fund for those same periods were 25.13%, 2.77%, and 5.13%, respectively. The cumulative total return after taxes on distributions and sale of shares of the Fund for the ten-year period ended October 31, 2003 was 60.41%. Without reflecting the effects of the maximum sales load, the cumulative total return after taxes on distributions and sale of fund shares of the Fund for the ten-year period ended October 31, 2003 was 64.91%.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Total Return Index which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the U.S. securities markets. The Fund may also compare its performance to the Russell 2000 Index, which is generally considered to be representative of the performance of unmanaged common stocks of smaller capitalization companies that are publicly traded in the U.S. securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. which ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, which is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                              FINANCIAL STATEMENTS

The audited financial statements of the Fund for the fiscal year ended October 31, 2003, including the financial highlights appearing in the Annual Report to shareholders, are incorporated by reference and made a part of this document.

                       APPENDIX A - DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized securities rating services are described below. A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.


Standard & Poor's(R) Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

     AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

     AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.


Moody's Investor Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

     Aaa - Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa - Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A - Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

     Baa - Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risks. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings
------------------

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

     P-1 -Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term  ratings enhanced
by  the  senior-most   long-term   rating  of  the  issuer,   its  guarantor  or
support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings
----------------------------------------------------------

Short-Term Debt Ratings - There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

     MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings - In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

     VMIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 2 - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 3 - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     SG - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.


Fitch Ratings. The following summarizes the highest four ratings used by Fitch, Inc. ("Fitch"):

Long-Term Ratings
-----------------

     AAA - Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA - Very high credit quality. The rating AA denotes a very low expectation
o f credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A - High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

     BBB - Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D and D indicate a default has occurred.

Short-Term Ratings
------------------

     F1 - Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

     F2 - Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

     F3 - Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B - Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings "AAA" category or to the categories below "CCC", nor to short-term ratings other than "F1". The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                       APPENDIX B - PROXY VOTING POLICIES



The following proxy voting policies are provided:


(1)  the Trust's Proxy Voting and Disclosure Policy and
(2) the Advisor's Proxy Voting and Disclosure Policy, including a detailed description of the Advisor's specific proxy voting guidelines.

                         GARDNER LEWIS INVESTMENT TRUST

                       PROXY VOTING AND DISCLOSURE POLICY


I.   Introduction

     Effective April 14, 2003, the Securities and Exchange Commission ("SEC") adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 ("Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

     The IC Amendments require that the Gardner Lewis Investment Trust ("Trust") and each of its series of shares, The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund and The Chesapeake Core Growth Fund (individually "Fund" and collectively "Funds"), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

     This Proxy Voting and Disclosure Policy ("Policy") is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.


II.  Specific Proxy Voting Policies and Procedures

     A.   General

     The Trust's Board of Trustees ("Board") believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds' shareholders.

     B.   Delegation to Fund's Advisor

     The Board believes that Gardner Lewis Asset Management L.P. ("Advisor"), as the Funds' investment Advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

     (1)  to make the proxy voting decisions for each Fund; and
     (2) to assist each Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and
          (d) whether the Fund cast its vote for or against management.

     The Board, including a majority of the independent trustees of the Board, must approve the Advisor's Proxy Voting and Disclosure Policy ("Advisor's Voting Policy") as it relates to each Fund. The Board must also approve any material changes to the Advisor's Voting Policy no later than four (4) months after adoption by the Advisor.

     C.   Conflicts

     In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund's shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor's Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.


III. Fund Disclosure

     A. Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

     Beginning with a Fund's next annual update to its Statement of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

     B.   Disclosure of the Fund's Complete Proxy Voting Record

     In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

     Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

         (i)      The name of the issuer of the portfolio security;
         (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
         (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
         (iv) The shareholder meeting date; (v) A brief identification of the matter voted on;
         (vi) Whether the matter was proposed by the issuer or by a security holder;
         (vii)    Whether the Fund cast its vote on the matter;
         (viii) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
         (ix)     Whether the Fund cast its vote for or against management.

     Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

     Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.


IV.  Recordkeeping

     The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

         (i)      A copy of this Policy;
         (ii)     Proxy Statements received regarding each Fund's securities;
         (iii)    Records of votes cast on behalf of each Fund; and
         (iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

     The foregoing records may be kept as part of the Advisor's records.

     A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund's Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.


V.   Proxy Voting Committee

     A.   General

     The Proxy Voting Committee of the Trust ("Proxy Voting Committee") shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

     B.   Powers and Methods of Operation

     The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.  Other

     This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 1st day of July, 2003.

                         GARDNER LEWIS ASSET MANAGEMENT

                               PROXY VOTING POLICY


It is the intent of Gardner Lewis Asset Management ("Gardner Lewis") to vote proxies in the best interests of the firm's clients. In order to facilitate this proxy voting process, Gardner Lewis has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. Corporate actions are monitored by Gardner Lewis' operations and research staff through information received from ISS regarding upcoming issues.

Clients with separately managed accounts may request a copy of this policy or how proxies relating to their securities were voted by contacting the advisor directly. Investors in the Chesapeake Family of Funds (individually "Fund" or collectively "Funds") may request a copy of this policy or the Fund's proxy voting record upon request, without charge, by calling the Fund at 1-800-430-3863, by reviewing the Fund's website, if applicable, or by reviewing filings available on the SEC's website at http://www.sec.gov.

Institutional Shareholder Services (ISS)
----------------------------------------

ISS is an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. Gardner Lewis subscribes to the ISS Standard Policy which is sometimes referred to as the Economic Value Policy. These services, provided to Gardner Lewis include in-depth research, analysis, and voting recommendations. In the vast majority of circumstances proxy issues are voted in accordance with ISS recommendations.

In addition to retaining ISS, Gardner Lewis has appointed a group of senior level employees to act as a Proxy Committee ("Proxy Committee"). In those circumstances where the Portfolio Manager or Analyst who covers a security for Gardner Lewis determines that they wish to vote contrary to ISS's recommendations, the Proxy Committee reviews the issue and makes the final decision regarding how shares will be voted. In evaluating issues, the Proxy Committee may consider information from ISS, the Analyst/Portfolio Manager, the management of the subject company, and shareholder groups.

Conflicts of Interest
---------------------

As stated above, the Proxy Committee reviews all of those issues where Gardner Lewis' internal research staff believes that proxies should be voted contrary to ISS guidelines. The Proxy Committee's review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The Proxy Committee examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the Proxy Committee will direct that the proxy issue must be voted with ISS's recommendation. In the event ISS is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the Proxy Committee will defer the decision to the Fund's Proxy Voting Committee, which is made up of independent trustees. Decisions made by the Fund's Proxy Voting Committee will be used to vote proxies for other Gardner Lewis clients holding the same security. For securities not held by a Fund, if ISS is unable to make a recommendation then Gardner Lewis's internal Proxy Committee will direct the voting of such shares.

Voting Procedures
-----------------

The physical voting process and recordkeeping of votes is carried out by Gardner Lewis Operations Staff at both the broader company and individual account levels through the Automatic Data Processing, Inc. (ADP) Proxy Edge System.

Gardner Lewis votes most proxies for clients where voting authority has been given to the advisor by the client. However, in some circumstances the advisor may decide not to vote some proxies if they determine that voting such proxies is not in the client's best interests. For example: the advisor may choose not to vote routine matters if shares would need to be recalled in a stock loan program. Gardner Lewis will not vote:

     1) when the shares are sold after the record date but before the meeting date
     2) proxies for legacy securities held in a new client account previously managed by another manager that the advisor intends to sell

     3) proxies for securities held in an unsupervised portion of a client's account
     4) proxies that are subject to blocking restrictions, proxies that require the advisor to travel overseas in order to vote or
     5)   proxies that are written in a language other than English.

Record Retention
----------------

Gardner Lewis retains records relating to:

     1)   Proxy voting policies and procedures
     2) Proxy statements received for client securities (The advisor may rely on filings made on Edgar or its voting service to maintain this record)
     3)   Records of votes cast on behalf of clients
     4)   Records of client requests for proxy voting info
     5) Documents prepared by the advisor that were material to making a proxy voting decision or memorialized the basis for the decisions.

All such records will be maintained as required by applicable laws and regulations.

Voting Guidelines
-----------------

Attached is the current ISS Proxy Voting Guidelines Summary that provides general voting parameters on various types of issues when there are no extenuating circumstances. As discussed above, in the vast majority of circumstances proxy issues will be voted in accordance with ISS recommendations.

Gardner Lewis reserves the right to amend and revise this policy without notice at any time.


This policy is dated June 30, 2003.

                       ISS Proxy Voting Guidelines Summary

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.


The Board of Directors (Chapter 3)
----------------------------------

Voting on Director Nominees in Uncontested Elections Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse,
     o    Implement or renew a dead-hand or modified dead-hand poison pill,
     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding,
     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years,
     o Failed to act on takeover offers where the majority of the shareholders tendered their shares,
     o Are inside directors and sit on the audit, compensation, or nominating committees, and
     o Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

     o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties,
     o    Majority of independent directors on board,
     o    All-independent key committees,
     o    Committee chairpersons nominated by the independent directors,
     o    CEO performance reviewed annually by a committee of outside directors,
     o    Established governance guidelines, and
     o    Company performance.

Proposals Seeking a Majority of Independent Directors
Shareholder proposals asking that a majority of directors be independent should be evaluated on a CASE-BY-CASE basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements
Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office
Vote AGAINST shareholder proposals to limit the tenure of outside directors.

Age Limits
Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.


Proxy Contests (Chapter 4)
--------------------------

Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.


Auditors (Chapter 5)
--------------------

Ratifying Auditors
Vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


Proxy Contest Defenses (Chapter 6)
----------------------------------

Board Structure: Staggered vs. Annual Elections
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board Vote FOR proposals that seek to fix the size of the board.

Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


Tender Offer Defenses (Chapter 7)
---------------------------------

Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Fair Price Provisions
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail
Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights Vote AGAINST dual-class exchange offers.

Vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws
Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers
Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.


White Squire Placements
Vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.


Miscellaneous Governance Provisions (Chapter 8)
-----------------------------------------------

Confidential Voting
Vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

Equal Access
Vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees
Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.


Capital Structure (Chapter 9)
-----------------------------

Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

Vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting. Review on a CASE-BY-CASE basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock
Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings
Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Consider the following issues:

     o Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
     o Change in Control--Will the transaction result in a change in control of the company?
     o Bankruptcy--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as:

     o    Adverse governance changes,
     o    Excessive increases in authorized capital stock,
     o    Unfair method of distribution,
     o    Diminution of voting rights,
     o Adverse conversion features, o Negative impact on stock option plans, and
     o    Other alternatives such as spinoff.


Executive and Director Compensation (Chapter 10)
------------------------------------------------

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options
Vote  on  management   proposals  seeking  approval  to  reprice  options  on  a
CASE-BY-CASE basis.

Director Compensation
Votes on stock-based plans for directors are made on a CASE-BY-CASE basis.

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-Related Compensation Proposals:

     o Amendments that Place a Cap on Annual Grants or Amend Administrative Features Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
          Section 162(m) of OBRA.
     o Amendments to Added Performance-Based Goals Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
     o Amendments to Increase Shares and Retain Tax Deductions Under OBRA Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.
     o Approval of Cash or Cash-and-Stock Bonus Plans Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay
Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes
Vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.


State of Incorporation (Chapter 11)
-----------------------------------

Voting on State Takeover Statutes
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals
Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis.


Mergers and Corporate Restructurings (Chapter 12)
-------------------------------------------------

Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

Spinoffs
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales
Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name Vote FOR changing the corporate name.


Mutual Fund Proxies (Chapter 13)
--------------------------------

Election of Directors
Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
     o Ignore a shareholder proposal that is approved by a majority of shares outstanding;
     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;
     o    Are interested directors and sit on the audit or nominating committee;
          or
     o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund
Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests
Vote proxy contests on a CASE-BY-CASE basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements
Vote the investment advisory agreements on a CASE-BY-CASE basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
potential  competitiveness;   regulatory  developments;  current  and  potential
returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

Name Rule Proposals
Vote these proposals on a CASE-BY-CASE basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

Disposition of Assets/Termination/Liquidation
Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

Changes to the Charter Document
Vote changes to the charter document on a CASE-BY-CASE basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund
Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund's Subclassification
Vote these proposals on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval Vote AGAINST these proposals.

Distribution Agreements
Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Changes to the Charter Document
Vote changes to the charter document on a CASE-BY-CASE basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers
Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals Establish Director Ownership Requirement Vote AGAINST the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor
Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.


Social and Environmental Issues (Chapter 14)
--------------------------------------------

CONSUMER ISSUES AND PUBLIC SAFETY

     o    Animal Rights
          Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
          o    The nature of the product  and the degree that animal  testing is necessary or federally mandated (such as medical products),
          o    The  availability  and  feasibility  of  alternatives  to  animal testing to ensure product safety, and
          o    The degree that competitors are using animal-free testing.

     o    Drug Pricing
          Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
          o    Whether the proposal focuses on a specific drug and region;
          o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness;
          o    Whether  the  company  already  limits  price  increases  of  its products;
          o Whether the company already contributes life-saving pharmaceuticals to the needy; and
          o    The extent that peer companies implement price restraints.

     o Genetically Modified Foods Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:
          o    The costs and feasibility of labeling and/or phasing out;
          o The nature of the company's business and the proportion of it affected by the proposal;
          o The proportion of company sales in markets requiring labeling or GMO-free products;
          o    The extent that peer companies label or have eliminated GMOs;
          o Competitive benefits, such as expected increases in consumer demand for the company's products; and
          o The risks of misleading consumers without federally mandated, standardized labeling.

          Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

          Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

          Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:
          o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
          o    The extent that peer companies have eliminated GMOs;
          o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products; and
          o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs.

          Vote AGAINST proposals seeking a report on the health effects of GMOs. Studies of this sort are better undertaken by regulators and the scientific community.

     o Handguns Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

     o    Predatory Lending
          Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
          o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
          o Whether the company has adequately disclosed the financial risks of its subprime business; and
          o Whether the company has been subject to violations of lending laws or serious lending controversies.

          o    Tobacco
          Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:
               o    Second-hand smoke:
                    |X| Whether the company complies with all local ordinances and regulations;
                    |X| The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness; and
                    |X|  The risk of any health-related liabilities.
               o    Advertising to youth:
                    |X| Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
                    |X| Whether the company has gone as far as peers in restricting advertising; and
                    |X| Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth.
               o Cease production of tobacco-related products or avoid selling products to tobacco companies:
                    |X| The percentage of the company's business affected and |X| The economic loss of eliminating the business versus
                         any potential tobacco-related liabilities.
               o    Spinoff tobacco-related businesses:
                    |X|  The percentage of the company's business affected;
                    |X|  The feasibility of a spinoff; and
                    |X| Potential future liabilities related to the company's tobacco business.
               o    Stronger product warnings:
                    Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.
               o    Investment in tobacco stocks:
                    Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

     o    Arctic National Wildlife Refuge
          Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
          o    Whether  there  are  publicly  available   environmental   impact
               reports;
          o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and
          o    The current status of legislation regarding drilling in ANWR.

     o    CERES Principles
          Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
          o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;
          o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills; Environmentally conscious practices of peer companies, including endorsement of CERES; and
          o    Costs of membership and implementation.

     o    Environmental Reports
          Generally  vote FOR  requests  for reports  disclosing  the  company's
          environmental   policies   unless  it  already   has   well-documented
          environmental management systems that are available to the public.

     o    Global Warming
          Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting. However, additional reporting may be warranted if:
          o    The company's level of disclosure lags that of its competitors or
          o The company has a poor environmental track record, such as violations of federal and state regulations.

     o    Recycling
          Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
          o    The nature of the company's business and the percentage affected;
          o    The extent that peer companies are recycling;
          o    The  timetable  prescribed  by  the  proposal;
          o    The costs of implementation; and
          o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

     o    Renewable Energy
          Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
          o    The nature of the company's business and the percentage affected;
          o The extent that peer companies are switching from fossil fuels to cleaner sources;
          o    The timetable and specific action prescribed by the proposal; and
          o    The costs of implementation.

GENERAL CORPORATE ISSUES

     o    Link Executive Compensation to Social Performance
          Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
          o    The relevance of the issue to be linked to pay;
          o The degree that social performance is already included in the company's pay structure;
          o The degree that social performance is used by peer companies in setting pay;
          o Violations or complaints filed against the company relating to the particular socialperformance measure;
          o Artificial limits sought by the proposal, such as freezing or capping executive pay;
          o    Independence of the compensation committee; and
          o    Current company pay levels.

     o    Charitable/Political Contributions
          Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
          o The company is in compliance with laws governing corporate political activities, and
          o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
               (PACs) are strictly voluntary and not coercive.

         Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

         Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

         Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

LABOR STANDARDS AND HUMAN RIGHTS

     o    China Principles
          Vote CASE-BY-CASE on proposals to implement the China Principles, taking into account:
          o    The company's  current  workplace code of conduct or adherence to other global standards and their similarity to the Principles;
          o    Agreements  with  foreign  suppliers  to meet  certain  workplace standards;
          o    How company and vendor  facilities are monitored;
          o    Peer company adherence to the Principles;
          o    Costs and feasibility/legality of implementing the Principles;
          o    Control of company and  involvement  of Chinese  army/government;
               and
          o Whether the company has been recently involved in labor and human rights controversies or violations.

     o    Country-specific human rights reports
          Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
          o    The nature and amount of company business in that country;
          o    The company's workplace code of conduct;
          o    Proprietary and confidential information involved;
          o Company compliance with U.S. regulations on investing in the country; and
          o    Level of peer company involvement in the country.

     o    International Codes of Conduct/Vendor Standards
          Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to
          commit  to  outside,   independent  monitoring.  In  evaluating  these
          proposals, the following should be considered:
          o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;
          o Agreements with foreign suppliers to meet certain workplace standards;
          o    How company and vendor facilities are monitored;
          o    Company participation in fair labor organizations;
          o    Type of business;
          o    Proportion of business conducted overseas;
          o    Countries of operation with known human rights abuses;
          o Whether the company has been recently involved in labor and human rights controversies or violations;
          o    Peer company standards and practices; and
          o    Union presence in company's international factories.

          Generally vote AGAINST proposals that mandate outside independent monitoring, which may entail sizable costs to the company unless there are serious concerns or controversies surrounding the company's overseas operations.

          Generally  vote FOR  reports  outlining  vendor  standards  compliance unless:
          o The company does not operate in countries with significant human rights violations;
          o    The  company  has  no  recent  human  rights   controversies   or
               violations; or
          o The company already publicly discloses information on its vendor standards compliance.

     o    MacBride Principles
          Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
          o Company compliance with or violations of the Fair Employment Act of 1989;
          o Company antidiscrimination policies that already exceed the legal requirements;
          o    The cost and feasibility of adopting all nine principles;
          o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);
          o    The potential for charges of reverse discrimination;

          o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;
          o    The level of the company's investment in Northern Ireland;
          o    The number of company employees in Northern Ireland;
          o    The  degree  that  industry   peers  have  adopted  the  MacBride
               Principles; and
          o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

     o    Foreign Military Sales/Offsets
          Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

     o    Landmines
          Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine and cluster bomb production, taking into account:
          o Whether the company currently manufactures landmines or landmine components and
          o    Whether the company's peers have renounced future production.

     o    Spaced-Based Weaponization
          Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:
          o    The information is already publicly available or
          o    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

     o    Board Diversity
          Generally vote FOR reports on the company's efforts to diversify the board, unless:
          o The board composition is reasonably inclusive in relation to companies of similar size and business or
          o The board already reports on its nominating procedures and diversity initiatives.

         Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
          o    The degree of board diversity;
          o    Comparison with peer companies;
          o    Established process for improving board diversity;
          o    Existence of independent  nominating committee;
          o    Use of outside search firm; and
          o    History of EEO violations.

     o    Equal Employment Opportunity (EEO)
          Generally vote FOR reports outlining the company's affirmative action initiatives unless:
          o    The company has well-documented equal opportunity programs;
          o    The  company  already   publicly   reports  on  its  company-wide
               affirmative initiatives and provides data on its workforce diversity; and
          o    The company has no recent EEO-related violations or litigation.

          Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

     o    Glass Ceiling
          Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

          o The composition of senior management and the board is fairly inclusive;
          o The company has well-documented programs addressing diversity initiatives and leadership development;
          o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and/or
          o    The company has no recent EEO-related violations or litigation.

     o    Sexual Orientation
          Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:
          o Whether the company's EEO policy is already in compliance with federal, state, and local laws;
          o    Whether the company has any recent EEO  violations or litigation;
               and
          o Whether the company faced controversies regarding unfair treatment of gay and lesbian employees.

          Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

________________________________________________________________________________


                            THE CHESAPEAKE AGGRESSIVE
                                   GROWTH FUND

________________________________________________________________________________

                 a series of the Gardner Lewis Investment Trust





                                  Annual Report


                       FOR THE YEAR ENDED OCTOBER 31, 2003



                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317



                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND
                            116 South Franklin Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-430-3863


This report and the financial statements contained herein are submitted for the general information of the shareholders of The Chesapeake Aggressive Growth Fund (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the Fund's distributor for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., Post Office Drawer 4365, Rocky Mount, North Carolina 27803, Phone 1-800-773-3863

                           ____________________________

                              THE CHESAPEAKE FUNDS
                           ____________________________

                                                               December 10, 2003



2003 FISCAL YEAR COMMENTARY


CHESAPEAKE AGGRESSIVE GROWTH FUND
November 1, 2002 to October 31, 2003


MARKET ENVIRONMENT. The stock market was showing positive signs last fall as the Fund began its fiscal year; but by December 2002 it was once again testing the nerves of investors. Corporate earnings data had improved throughout 2002, but by year-end investors had become concerned that economic recovery could be derailed by geopolitical developments. December, January, and February saw broad market losses as investors were gripped by the looming confrontation with Iraq and the discord among U.S. global allies. Talk of global destabilization, deflation and double-dipping back into recession began to dominate the investment discussion.

In March, though, investors started looking past the Iraq conflict and began to focus again on the prospect of economic recovery. The market moved off its lows and gained momentum as improving economic and corporate results began to fuel a better outlook on the part of investors. From the March 11, 2003 low through the Fund's fiscal year-end, the S&P 500 Total Return Index gained 32.67% and the Russell 2000 Index of smaller company stocks gained 53.51% (the Fund gained 56.82% over this period, please refer to the Fund's Performance Update section for a more comprehensive review of Fund performance).^i

A notable phenomenon this year has been the striking outperformance of smaller company stocks compared to large cap stocks. During the Fund's fiscal year, the Russell 2000 Total Return Index of small company stocks was up 43.37% while the S&P 500 Total Return Index of large company stocks was up 20.80%.^ii It is not unusual for smaller capitalization stocks to outperform during periods of economic rebound, as slight improvements in sales can have magnified effects to the profitability of small companies. In fact, the strength of smaller cap stocks gives evidence to investors' belief that the economic rebound is real and sustainable. The Fund invests primarily within the universe of small and mid-cap companies. This focus on smaller capitalization stocks is an important factor in explaining the Fund's performance relative to the large-company S&P 500 Total Return and the small-company Russell 2000 Total Return indices this fiscal year (see table below for details).

We believe that the period during the Fund's fiscal year was difficult for many fundamentally oriented investors. In fact, according to Lipper Research most



______________

^i Source: Bloomberg. S&P 500 Total Return Index and Russell 2000 Total Return Index from March 11, 2003 to October 31, 2003.
^ii Source: Bloomberg, S&P and Russell Total Return indices.

mutual funds underperformed their respective indices during the Fund's fiscal year:^iii

Average Small-Cap Mutual Fund                                       38.81%*
     Russell 2000 Total Return Index of Small-Cap Stocks            43.37%*

Average Mid-Cap Mutual Fund                                         32.60%*
     Russell Midcap Total Return Index of Mid-Cap Stocks            35.88%*

Average Large-Cap Mutual Fund                                       17.75%*
     S&P 500 Total Return Index of Large-Cap Stocks                 20.80%*

Chesapeake Aggressive Growth Fund                                   38.66%

     *Source:  Lipper Research; Prudential Securities; Bloomberg.

(Please refer to the Fund's Performance Update section for a more comprehensive review of Fund performance).

The investment process employed for the Fund focuses primarily on individual companies rather than broader thematic issues. We believe it has been a difficult period for this type of investment process. Thematic issues regarding economic and global events have dominated the attention of many investors, shifting their focus away from company specific developments. We believe that stock prices ultimately have to reflect the businesses prospects of their underlying companies, but over shorter periods of time this may not be the case. As the economy has begun to show more consistent signs of improvement, however, it appears as though investors are beginning to focus once again on the businesses of companies, and this may prove to be an important driver of Fund returns in the coming period.

PORTFOLIO REVIEW. The following table breaks out the Fund's holdings by economic sector and compares 2002 and 2003 fiscal year-end holdings.^iv

      ------------------------------------ -------------- --------------
                   Economic                     Fund           Fund
                    Sector                   10/31/2002     10/31/2003
      ------------------------------------ -------------- --------------
      Consumer Discretionary                         20%            19%
      Consumer Staples                                3%             2%
      Energy                                          5%             4%
      Financials                                      9%             3%
      Health Care                                    21%            22%
      Industrials                                    10%             7%
      Information Technology                         28%            35%
      Materials                                       2%             5%
      Telecom Services                                0%             0%
      Utilities                                       0%             1%
      Cash                                            1%             1%
      ------------------------------------ -------------- --------------
         Total                                      100%           100%
      ------------------------------------ -------------- --------------




______________

^iii Source: Mutual fund data: Lipper Research and Prudential Securities. Index data: Bloomberg.

^iv For sector classifications, the Standard & Poor's Global Industry Classification Standard (GICS) is used. Standard & Poor's made changes to the GICS categories in May 2003 which are used for historical sector weightings here.

Information Technology, Health Care, and Consumer Discretionary represented the Fund's largest sector exposures during the fiscal year. All major sectors were profitable with Information Technology leading in contribution and accounting for almost half of the Fund's profits. Gains were broad within the Technology sector, with the software, hardware, and semiconductor industries all making strong contributions. Sonus Networks and OmniVision Technologies led the Fund's gains in Technology, while Overture Software was one of the few holdings with a significant loss.

The medical devices group led profits within the Fund's Health Care sector. INAMED was the leading contributor, while hospital stocks and HMOs (LifePoint, Triad, First Health) accounted for the only significant losses within Health Care.

The Consumer Discretionary sector had a strong contribution to Fund profits as well. Casual Male led profits in the retail area, while Jones Apparel dragged profitability in the sector to some extent, as it was a relatively large position that suffered slight losses.

The Fund's most important individual contributors to profits this fiscal year included: INAMED (Health Care, medical devices); Sonus Networks (Information Technology, telecom related software); OmniVision Technologies (Information Technology, video related chips); Casual Male (Consumer Discretionary, specialty retailing); LTX Corp (Information Technology, semiconductor equipment).

Notable detractors included TriQuint Semiconductor (Information Technology, semiconductor equipment); LifePoint Hospitals (Health Care, hospitals); AGCO (Industrials, agricultural equipment); Overture Services (Information Technology, internet software); Mirant (Utilities, independent power producers).

Please refer to the Portfolio of Investments section for a complete listing of Fund holdings and the amount each represents of the portfolio.

OUTLOOK. The economic recovery appears now to be well underway. The most recent GDP (Gross Domestic Product) figures indicate a 8.2% growth rate in the third quarter; consumer confidence and retail sales have upticked dramatically and durable goods and new factory orders are showing positive comparisons. Even the employment data, which typically lags the economy, has recently begun to show improvement.^v The stock market tends to be a leading economic indicator, rising or falling well ahead of changes in the business cycle. As such, the market's strength this year bodes well for continued improvement in the broader economy. However, we do not rely on macroeconomic or broad market changes to drive appreciation in our portfolio companies.

While other investment approaches might focus on top down macroeconomic factors, we concentrate on business prospects at the company level. We make thousands of calls and visits to business leaders each year in an effort to better and sooner understand changes occurring in and around their companies. Our interviews with companies' competitors, customers, and suppliers lets us understand the entire economic food chain, and often give us our most valuable insights into our own portfolio companies' prospects. During some periods of time the market may be driven by investors' preoccupation with broader issues, but in the end the

______________

^v Source: Barron's Online. Based on 3rd Quarter GDP figures, November Consumer Confidence, October Retail Store Sales, October Durable Goods Orders, September New Factory Orders, October Unemployment Rate, November Initial Jobless Claims.

market is comprised of individual companies whose stocks are ultimately priced based upon their unique business circumstances.

Our conversations with industry leaders indicate an important change in their outlooks. Company managements are beginning to worry that under-investment in their businesses might leave them unable to benefit fully from the economic rebound; whereas only months ago they still feared the rebound was too uncertain to justify normal levels of capital spending. Business cycles are driven by broad swings in sentiment and in some ways can be self fulfilling. It appears that we have now transitioned from a vicious cycle of doubt to the early stages of a virtuous cycle of confidence among corporate leaders.

Sincerely,


/s/ W. Whitfield Gardner                        /s/ John L. Lewis, IV
_________________________                       _____________________
W. Whitfield Gardner                            John L. Lewis, IV
















Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investment in the Fund is subject to investment risks, including, without limitation, risk related to investment in equity securities, market risk, risk related to investment in medium capitalization companies, investment advisor risk and other risks as set forth in the prospectus. For more complete information regarding the Fund, including additional information about risks, charges and expenses, obtain a prospectus by calling the Fund directly at (800) 430-3863 or the Fund's Advisor at (610) 558-2800. Please read the prospectus carefully before you invest.

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                     Performance Update - $25,000 Investment

                      For the period from October 31, 1993
                               to October 31, 2003

--------------------------------------------------------------------------------
                The Chesapeake Aggressive     Russell 2000      S&P 500 Total
                      Growth Fund                Index          Return Index
--------------------------------------------------------------------------------
   10/31/93            $24,250                  $25,000           $25,000
   04/30/94             26,818                   24,360            24,420
   10/31/94             29,254                   24,599            25,966
   04/30/95             31,389                   25,674            28,685
   10/31/95             39,810                   28,768            32,832
   04/30/96             41,583                   34,077            37,351
   10/31/96             38,078                   33,586            40,743
   04/30/97             38,771                   34,097            46,739
   10/31/97             50,364                   43,357            53,827
   04/30/98             53,709                   48,620            65,933
   10/31/98             38,352                   38,313            65,664
   04/30/99             44,032                   44,155            80,321
   10/31/99             51,534                   44,037            82,519
   04/30/00             71,372                   52,344            88,456
   10/31/00             62,859                   51,791            87,545
   04/30/01             54,646                   50,902            76,982
   10/31/01             41,496                   45,297            65,743
   04/30/02             46,848                   54,381            67,261
   10/31/02             33,583                   40,061            55,812
   04/30/03             34,865                   43,092            58,311
   10/31/03             46,567                   57,439            67,421



This graph depicts the performance of The Chesapeake Aggressive Growth Fund (the "Fund") versus the S&P 500 Total Return Index and the Russell 2000 Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.




                          Average Annual Total Returns

  ------------------------------ ------------- --------------- --------------
                                   One Year      Five Years      Ten Years
  ------------------------------ ------------- --------------- --------------
          No Sales Load             38.66%         3.96%           6.74%
  ------------------------------ ------------- --------------- --------------
    3.00% Maximum Sales Load        34.50%         3.33%           6.42%
  ------------------------------ ------------- --------------- --------------




>> The graph assumes an initial $25,000 investment ($24,250 after maximum sales load of 3.00% for the Fund) at October 31, 1993 (commencement of operations of the Fund). All dividends and distributions are reinvested.

>>   At October 31, 2003,  the value of the Fund would have increased to $46,567
     - a cumulative total investment return of 86.27% since October 31, 1993. Without the deduction of the 3.00% maximum sales load, the value of the Fund would have increased to $48,007 - a cumulative total investment return of 92.03% since October 31, 1993. The sales load may be reduced or eliminated for larger purchases.

>> At October 31, 2003, the value of a similar investment in the S&P 500 Total Return Index would have increased to $67,421 - a cumulative total investment return of 169.68% since October 31, 1993; while the value of a similar investment in the Russell 2000 Index would have increased to $57,439 - a cumulative total investment return of 129.75% since October 31, 1993.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          October 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 98.66%

      Aerospace & Defense - 0.76%
        (a)The Titan Corporation ...................................................                 21,200            $    447,744
                                                                                                                       ------------
      Apparel Manufacturing - 6.17%
           Jones Apparel Group, Inc. ...............................................                 68,600               2,366,700
           Kellywood Company .......................................................                 34,000               1,270,580
                                                                                                                       ------------
                                                                                                                          3,637,280
                                                                                                                       ------------
      Biopharmaceuticals - 0.46%
        (a)CV Therapeutics, Inc. ...................................................                 15,500                 273,265
                                                                                                                       ------------

      Broadcast - Cable - 0.99%
        (a)Mediacom Communications Corporation .....................................                 83,300                 583,100
                                                                                                                       ------------

      Commercial Services - 2.20%
           CDI Corporation .........................................................                 19,900                 651,725
        (a)Kroll Inc. ..............................................................                 27,600                 641,976
                                                                                                                       ------------
                                                                                                                          1,293,701
                                                                                                                       ------------
      Computer Software & Services - 13.53%
        (a)Activision, Inc .........................................................                 60,150                 907,664
        (a)At Road, Inc. ...........................................................                 46,400                 598,560
        (a)CheckFree Corp. .........................................................                 30,500                 839,665
        (a)Cognizant Technology Solutions Corporation ..............................                 26,500               1,202,835
        (a)Epicor Software Corporation .............................................                 86,700                 876,537
        (a)McData Corporation ......................................................                 61,400                 634,262
        (a)OpenTV Corporation ......................................................                148,400                 792,456
        (a)Quest Software, Inc. ....................................................                 51,700                 770,330
        (a)Verint Systems, Inc. ....................................................                 11,200                 250,768
        (a)Verso Technologies, Inc. ................................................                 67,700                 262,676
        (a)WebEx Communications, Inc. ..............................................                 37,800                 835,002
                                                                                                                       ------------
                                                                                                                          7,970,755
                                                                                                                       ------------
      Computers - 3.57%
        (a)Extreme Networks, Inc. ..................................................                120,100               1,032,860
        (a)Intergraph Corporation ..................................................                 41,100               1,071,066
                                                                                                                       ------------
                                                                                                                          2,103,926
                                                                                                                       ------------
      Cosmetics & Personal - 1.04%
           Nu Skin Enterprises, Inc. ...............................................                 38,500                 610,995
                                                                                                                       ------------

      Defense / Security - 0.90%
        (a)Identix Incorporated ....................................................                 92,500                 531,875
                                                                                                                       ------------

      Diversified Operations - 0.53%
        (a)Aura Systems, Inc. ......................................................              2,777,336                 311,062
                                                                                                                       ------------

                                                                                                                        (Continued)

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          October 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

      Electronics - 6.36%
        (a)Applied Films Corporation .............................................                   13,700            $    429,495
        (a)Global Imaging Systems, Inc. ..........................................                   25,200                 732,060
           Harman International Industries, Inc. .................................                    6,600                 846,120
        (a)Kopin Corporation .....................................................                  123,000                 901,590
        (a)Power-One, Inc. .......................................................                   67,800                 614,268
        (a)Trimble Navigation Limited ............................................                    8,000                 221,200
                                                                                                                       ------------
                                                                                                                          3,744,733
                                                                                                                       ------------
      Electronics - Semiconductor - 8.67%
        (a)ATI Technologies Inc. .................................................                   23,800                 340,578
        (a)DSP Group, Inc. .......................................................                   38,500                 919,380
        (a)LTX Corporation .......................................................                  123,400               1,763,386
        (a)OmniVision Technologies, Inc. .........................................                   12,000                 681,600
        (a)Rudolph Technologies Inc. .............................................                   34,600                 904,790
        (a)Silicon Image, Inc. ...................................................                   55,700                 391,571
        (a)TriQuint Semiconductor, Inc. ..........................................                   15,000                 107,550
                                                                                                                       ------------
                                                                                                                          5,108,855
                                                                                                                       ------------
      Energy - 1.52%
           CONSOL Energy Inc. ....................................................                   41,200                 894,040
                                                                                                                       ------------

      Financial - Consumer Credit - 0.64%
        (a)AmeriCredit Corporation ...............................................                   28,000                 375,200
                                                                                                                       ------------

      Financial - Non-Banks - 1.16%
           American Capital Strategies, Ltd. .....................................                   25,300                 683,100
                                                                                                                       ------------

      Food Processing - 0.84%
        (a)Dean Foods Company ....................................................                   16,400                 496,100
                                                                                                                       ------------

      Foreign - 1.48%
        (a)ASM International N.V. - ADR ..........................................                   49,800                 871,998
                                                                                                                       ------------

      Homebuilders - 1.28%
           Kaufman and Broad Home Corporation ....................................                   11,000                 753,390
                                                                                                                       ------------

      Human Resources - 0.99%
           Gevity HR, Inc. .......................................................                   38,700                 585,144
                                                                                                                       ------------

      Insurance - Life & Health - 2.12%
        (a)First Health Group Corp. ..............................................                   28,700                 700,567
           Scottish Annuity & Life Holdings, Ltd. ................................                   25,100                 547,431
                                                                                                                       ------------
                                                                                                                          1,247,998
                                                                                                                       ------------

                                                                                                                         (Continued)

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          October 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

      Manufacturing - 2.98%
        (a)Axcan Pharma Inc. .......................................................                 55,800            $    733,212
        (a)GrafTech International Ltd. .............................................                 98,500               1,023,415
                                                                                                                       ------------
                                                                                                                          1,756,627
                                                                                                                       ------------
      Medical - Biotechnology - 6.86%
        (a)Abaxis, Inc. ............................................................                 58,700               1,019,619
        (a)Cubist Pharmaceuticals, Inc. ............................................                 55,000                 639,100
        (a)ILEX Oncology, Inc. .....................................................                 37,400                 780,164
        (a)Immunomedics, Inc. ......................................................                 50,800                 431,800
        (a)Regeneration Technologies, Inc. .........................................                 27,900                 334,800
        (a)Telik, Inc. .............................................................                 41,100                 835,152
                                                                                                                       ------------
                                                                                                                          4,040,635
                                                                                                                       ------------
      Medical - Hospital Management & Services - 2.13%
        (a)LifePoint Hospitals, Inc. ...............................................                 23,100                 593,901
        (a)Medical Resources, Inc. .................................................                  4,885                       2
        (a)Universal Health Services, Inc. .........................................                 14,060                 661,523
                                                                                                                       ------------
                                                                                                                          1,255,426
                                                                                                                       ------------
      Medical Supplies - 5.72%
        (a)American Medical Systems Holdings, Inc. .................................                 36,500                 730,000
        (a)INAMED Corporation ......................................................                 27,900               2,409,723
        (a)Kensey Nash Corporation .................................................                 10,500                 227,220
                                                                                                                       ------------
                                                                                                                          3,366,943
                                                                                                                       ------------
      Oil & Gas - Equipment & Services - 2.82%
        (a)Key Energy Group, Inc. ..................................................                 45,000                 392,850
        (a)Patterson Energy, Inc. ..................................................                 19,500                 557,505
        (a)Pride International, Inc. ...............................................                 43,500                 712,530
                                                                                                                       ------------
                                                                                                                          1,662,885
                                                                                                                       ------------
      Oil & Gas - Exploration - 0.70%
        (a)Quicksilver Resource Inc. ...............................................                 16,100                 413,770
                                                                                                                       ------------

      Packaging & Containers - 1.92%
        (a)Crown Holdings, Inc. ....................................................                143,300               1,132,070
                                                                                                                       ------------

      Pharmaceuticals - 2.06%
        (a)aaiPharma Inc. ..........................................................                 38,700                 700,083
        (a)QLT Inc. ................................................................                 33,200                 512,940
                                                                                                                       ------------
                                                                                                                          1,213,023
                                                                                                                       ------------
      Pharmaceutical Services - 2.48%
        (a)Accredo Health, Inc. ....................................................                 20,400                 651,984
        (a)Caremark Rx, Inc. .......................................................                 32,200                 806,610
                                                                                                                       ------------
                                                                                                                          1,458,594
                                                                                                                       ------------


                                                                                                                         (Continued)

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          October 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

      Retail - Apparel - 4.96%
        (a)AnnTaylor Stores Corporation ............................................                 36,600           $   1,310,280
        (a)Casual Male Retail Group, Inc. ..........................................                180,800               1,609,120
                                                                                                                       ------------
                                                                                                                          2,919,400
                                                                                                                       ------------
      Retail - Department - 1.30%
        (a)Stage Stores, Inc. ......................................................                 26,700                 768,159
                                                                                                                       ------------
      Retail - Specialty Line - 3.03%
        (a)Blue Rhino Corporation ..................................................                 45,700                 530,120
           Circuit City Stores - Circuit City Group ................................                 69,200                 660,168
        (a)PETCO Animal Supplies, Inc. .............................................                 17,900                 593,922
                                                                                                                       ------------
                                                                                                                          1,784,210
                                                                                                                       ------------
      Telecommunications Equipment - 4.16%
        (a)Centillium Communications, Inc. .........................................                 68,900                 369,304
        (a)Mastec, Inc. ............................................................                 59,300                 764,377
        (a)REMEC, Inc. .............................................................                 45,600                 502,968
        (a)Sonus Networks, Inc. ....................................................                 99,100                 813,611
                                                                                                                       ------------
                                                                                                                          2,450,260
                                                                                                                       ------------
      Transportation - Air - 1.35%
        (a)ExpressJet Holdings, Inc. ...............................................                 51,800                 792,540
                                                                                                                       ------------

      Utilities, Electric, & Gas - 0.98%
        (a)Dynegy Inc. .............................................................                144,200                 578,242
                                                                                                                       ------------


           Total Common Stocks (Cost $44,589,242) .........................................................              58,117,045
                                                                                                                       ------------

INVESTMENT COMPANY - 1.29%

      AIM Liquid Assets Portfolio - Institutional Class ............................                759,031                 759,031
       (Cost $759,031)                                                                                                 ------------



Total Value of Investments (Cost $45,348,273 (b)) ..................................                  99.95 %          $ 58,876,076
Other Assets Less Liabilities ......................................................                   0.05 %                27,660
                                                                                                     -------           ------------
      Net Assets ...................................................................                 100.00 %          $ 58,903,736
                                                                                                     =======           ============








                                                                                                                        (Continued)

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          October 31, 2003




(a)  Non-income producing investment

(b)  Aggregate  cost for  federal  income  tax  purposes  is $ 46,023,662.  Unrealized appreciation/(depreciation) of investments for federal income tax purposes is as follows:


     Unrealized appreciation .............................................................................             $ 15,460,182
     Unrealized depreciation .............................................................................               (2,607,768)
                                                                                                                       ------------

                 Net unrealized appreciation .............................................................             $ 12,852,414
                                                                                                                       ============


      The following acronym is used in this portfolio:
           ADR - American Depository Receipt































See accompanying notes to financial statements

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                          October 31, 2003


ASSETS
      Investments, at value (cost $45,348,273) ........................................................                $ 58,876,076
      Cash ............................................................................................                       1,384
      Income receivable ...............................................................................                       2,421
      Receivable for investments sold .................................................................                     713,764
      Other assets ....................................................................................                       2,197
                                                                                                                       ------------

           Total assets ...............................................................................                  59,595,842
                                                                                                                       ------------
LIABILITIES
      Accrued expenses ................................................................................                      52,807
      Payable for investment purchases ................................................................                     639,299
                                                                                                                       ------------

           Total liabilities ..........................................................................                     692,106
                                                                                                                       ------------
NET ASSETS
      (applicable to 5,067,340 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) .........................................                $ 58,903,736
                                                                                                                       ============


NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
      ($58,903,736 / 5,067,340 shares) ................................................................                $      11.62
                                                                                                                       ============

MAXIMUM OFFERING PRICE PER SHARE
      (100 / 97 of $11.62) ............................................................................                $      11.98
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 51,747,056
      Accumulated net realized loss on investments ....................................................                  (6,371,123)
      Net unrealized appreciation on investments ......................................................                  13,527,803
                                                                                                                       ------------
                                                                                                                       $ 58,903,736
                                                                                                                       ============

















See accompanying notes to financial statements

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                     Year ended October 31, 2003


NET INVESTMENT LOSS

      Income
           Dividends ....................................................................................              $    240,624
                                                                                                                       ------------

      Expenses
           Investment advisory fees (note 2) ............................................................                   711,719
           Fund administration fees (note 2) ............................................................                    92,703
           Custody fees .................................................................................                    16,920
           Registration and filing administration fees (note 2) .........................................                     5,925
           Fund accounting fees (note 2) ................................................................                    32,694
           Audit fees ...................................................................................                    20,150
           Legal fees ...................................................................................                     9,817
           Securities pricing fees ......................................................................                     6,724
           Shareholder recordkeeping fees (note 2) ......................................................                    18,000
           Shareholder administration fees (note 2) .....................................................                    50,000
           Shareholder servicing expenses ...............................................................                     4,742
           Registration and filing expenses .............................................................                    15,094
           Printing expenses ............................................................................                     5,957
           Trustee fees and meeting expenses ............................................................                     8,453
           Other operating expenses .....................................................................                     7,955
                                                                                                                       ------------

               Total expenses ...........................................................................                 1,006,853
                                                                                                                       ------------

                    Less expense reimbursements (note 4) ................................................                   (20,531)
                                                                                                                       ------------

               Net expenses .............................................................................                   986,322
                                                                                                                       ------------

                    Net investment loss .................................................................                  (745,698)
                                                                                                                       ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

      Net realized gain from investment transactions ....................................................                   341,981
      Change in unrealized appreciation (depreciation) on investments ...................................                18,279,139
                                                                                                                       ------------

           Net realized and unrealized gain on investments ..............................................                18,621,120
                                                                                                                       ------------

               Net increase in net assets resulting from operations .....................................              $ 17,875,422
                                                                                                                       ============









See accompanying notes to financial statements

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                   For the Years ended October 31,


                                                                                ----------------------------------------------------
                                                                                                  2003                    2002
                                                                                ----------------------------------------------------
DECREASE IN NET ASSETS

     Operations
         Net investment loss .....................................................            $    (745,698)          $  (1,363,206)
         Net realized gain (loss) from investment transactions ...................                  341,981              (3,905,341)
         Change in unrealized appreciation (depreciation) on investments .........               18,279,139             (12,240,288)
                                                                                              -------------           -------------

              Net increase (decrease) in net assets resulting from operations.....               17,875,422             (17,508,835)
                                                                                              -------------           -------------

     Distributions to shareholders from
         Net realized gain from investment transactions ..........................                        0              (7,653,543)
                                                                                              -------------           -------------

     Capital share transactions
         Decrease in net assets resulting from capital share transactions (a).....              (26,731,256)            (42,236,954)
                                                                                              -------------           -------------

                     Total decrease in net assets ................................               (8,855,834)            (67,399,332)

NET ASSETS

     Beginning of year ...........................................................               67,759,570             135,158,902
                                                                                              -------------           -------------

     End of year .................................................................            $  58,903,736           $  67,759,570
                                                                                              =============           =============


(a) A summary of capital share activity follows:
                                                                     ---------------------------------------------------------------
                                                                                 2003                              2002
                                                                        Shares            Value           Shares           Value
                                                                     ---------------------------------------------------------------

Shares sold ....................................................         486,449     $  4,313,043        1,339,818     $ 15,283,173

Shares issued for reinvestment of distributions ................               0                0          691,503        7,495,889
                                                                    ------------     ------------     ------------     ------------

                                                                         486,449        4,313,043        2,031,321       22,779,062

Shares redeemed ................................................      (3,500,998)     (31,044,299)      (6,295,750)     (65,016,016)
                                                                    ------------     ------------     ------------     ------------

     Net decrease ..............................................      (3,014,549)    $(26,731,256)      (4,264,429)    $(42,236,954)
                                                                    ============     =============    ============     ============







See accompanying notes to financial statements

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)


------------------------------------------------------------------------------------------------------------------------------------
                                                         Year ended   Year ended   Period ended  Year ended  Year ended   Year ended
                                                         October 31,  October 31,   October 31,   August 31,  August 31,  August 31,
                                                            2003         2002         2001 (a)      2001         2000        1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....................  $    8.38   $   10.95   $   12.55     $   26.52   $   16.81   $   13.30

    Income (loss) from investment operations
         Net investment loss ............................      (0.15)      (0.17)      (0.02)        (0.17)      (0.34)      (0.24)
         Net realized and unrealized gain (loss)
            on investments...............................       3.39       (1.78)      (1.58)        (9.05)      10.72        4.89
                                                           ---------   ---------   ---------     ---------   ---------   ---------
             Total from investment operations ...........       3.24       (1.95)      (1.60)        (9.22)      10.38        4.65
                                                           ---------   ---------   ---------     ---------   ---------   ---------

    Distributions to shareholders from
         Net realized gain from investment transactions .       0.00       (0.62)       0.00         (4.75)      (0.67)      (1.14)
                                                           ---------   ---------   ---------     ---------   ---------   ---------

Net asset value, end of period ..........................  $   11.62   $    8.38   $   10.95     $   12.55   $   26.52   $   16.81
                                                           =========   =========   =========     =========   =========   =========

Total return (c) ........................................      38.66 %    (19.07)%    (12.75)%      (38.06)%     63.18 %     36.16 %
                                                           =========   =========   =========     =========   =========   =========

Ratios/supplemental data
    Net assets, end of period (000's) ...................  $  58,904   $  67,760   $ 135,159     $ 162,311   $ 318,368   $ 286,081
                                                           =========   =========   =========     =========   =========   =========

    Ratio of expenses to average net assets
         Before expense reimbursements and waived fees .....    1.77 %      1.59 %      1.67 %(b)     1.48 %      1.42 %      1.42 %
         After expense reimbursements and waived fees ......    1.73 %      1.56 %      1.65 %(b)     1.47 %      1.40 %      1.39 %
    Ratio of net investment loss to average net assets
         Before expense reimbursements and waived fees .....   (1.35)%     (1.28)%     (1.22)%(b)    (1.11)%     (1.24)%     (1.15)%
         After expense reimbursements and waived fees ......   (1.31)%     (1.25)%     (1.20)%(b)    (1.10)%     (1.23)%     (1.12)%

    Portfolio turnover rate ................................   84.23 %     70.10 %     14.66 %       84.73 %     82.00 %    110.27 %

(a) For the period from September 1, 2001 to October 31, 2001 (note 1).
(b) Annualized.
(c) Total return does not reflect payment of a sales charge.

See accompanying notes to financial statements

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                October 31, 2003



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

     The Chesapeake Aggressive Growth Fund (the "Fund") is a diversified series of shares of beneficial interest of the Gardner Lewis Investment Trust (the "Trust"), a registered open-end management investment company. The Trust was organized in 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The Fund began operations on January 4, 1993. The Fund changed its fiscal year-end from August 31 to October 31 beginning with the fiscal period ended October 31, 2001. As a result, the Financial Highlights include a period from September 1, 2001 through October 31, 2001. The investment objective of the Fund is to seek capital appreciation through investments in equity securities, consisting primarily of common and preferred stocks and securities convertible into common stocks. The following is a summary of significant accounting policies followed by the Fund:

     A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by following procedures approved by the Board of Trustees of the Trust (the "Trustees"). Investment companies are valued at net asset value. Short-term investments are valued at cost, which approximates value.

     B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

          The Fund has capital loss carryforwards for federal income tax purposes of $5,695,734 of which $1,728,309 expires in the year 2009 and $3,967,425 expires in the year 2010. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.

          As a result of the Fund's operating net investment loss, a reclassification adjustment of $745,698 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid-in capital.

     C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

     D. Distributions to Shareholders - The Fund may declare dividends annually, payable on a date selected by the Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in November out of net realized gains through October 31 of that year.




                                                                     (Continued)

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                October 31, 2003



     E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     Pursuant to an investment advisory agreement, Gardner Lewis Asset Management (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.25% of the Fund's average daily net assets.

     The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.20% of the Fund's first $25 million of average daily net assets, 0.15% of the next $25 million, and 0.075% of average daily net assets over $50 million. The Administrator also receives a monthly fee of $2,250 per month for accounting and recordkeeping services, plus 0.01% of the annual net assets. The Administrator also received the following to procure and pay the custodian for the Trust: 0.02% on the first $100 million of the Fund's net assets and 0.009% on all assets over $100 million, plus transaction fees, with a minimum annual fee of $4,800. In addition, the Administrator receives a fee of $50,000 per year for shareholder administration costs. The Administrator also charges for certain expenses involved with the daily valuation of portfolio securities, which are believed to be immaterial in amount.

     NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent will be compensated for its services based upon a $15 fee per shareholder per year, subject to a minimum fee of $1,500 per month, plus $750 per month for each additional class of shares. For the fiscal year ended October 31, 2003, the Transfer Agent received $18,000 in such shareholder recordkeeping fees.

     Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended October 31, 2003, the Distributor retained sales charges in the amount of $15.

     Certain Trustees and officers of the Trust are also officers of the Advisor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments other than short-term investments aggregated $47,822,917 and $75,591,282, respectively, for the year ended October 31, 2003.




                                                                     (Continued)

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                October 31, 2003



NOTE 4 - EXPENSE REDUCTIONS

     The Advisor has transacted certain portfolio trades with brokers who paid a portion of the Fund's expenses. For the year ended October 31, 2003, the Fund's expenses were reduced by $20,531 under these agreements.













































                                                                     (Continued)

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

               ADDITIONAL INFORMATION ABOUT TRUSTEES AND OFFICERS

                                October 31, 2003
                                   (Unaudited)


The business and affairs of the Fund and the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-430-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Independent Trustees received aggregate compensation of $7,800 during the fiscal year ended October 31, 2003 from the Fund for their services to the Fund and Trust. The Interested Trustee and officers did not receive compensation from the Fund for their services to the Fund and Trust.

----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                              Position(s)  Length                                            Complex
          Name, Age,          held with    of Time         Principal Occupation(s)         Overseen by      Other Directorships
          and Address         Fund/Trust   Served            During Past 5 Years             Trustee          Held by Trustee
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
                                                      Independent Trustees
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
Jack E. Brinson, 71           Trustee     Since     Retired;  Previously,   President  of        3     Mr.  Brinson  serves  as  an
                                          8/92      Brinson   Investment  Co.   (personal              Independent  Trustee  of the
                                                    investments) and President of Brinson              following:   The  Nottingham
                                                    Chevrolet,  Inc. (auto dealership)                 Investment  Trust II for the
                                                                                                       eight  series of that trust;
                                                                                                       New  Providence   Investment
                                                                                                       Trust for the one  series of
                                                                                                       that trust; Hillman  Capital
                                                                                                       Management  Investment Trust
                                                                                                       for the two  series  of that
                                                                                                       trust;  and  de  Leon  Funds
                                                                                                       Trust for the  one series of
                                                                                                       that  trust  (all registered
                                                                                                       investment companies)
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
Theo H. Pitt, Jr., 67         Trustee     Since     Senior     Partner    of    Community        3     Mr.   Pitt   serves   as  an
                                          4/02      Financial  Institutions   Consulting,              Independent  Trustee  of the
                                                    since 1997; Account  Administrator of              following:   de  Leon  Funds
                                                    Holden  Wealth  Management  Group  of              Trust for the one  series of
                                                    Wachovia       Securities      (money              that Trust;  Hillman Capital
                                                    management  firm),  since  September,              Management   Investment  for
                                                    2003                                               the  two   series   of  that
                                                                                                       Trust    (all     registered
                                                                                                       investment companies)
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
                                                       Interested Trustee*
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
W. Whitfield Gardner, 40      Chairman    Since     Chairman and Chief Executive  Officer        3                  None
Chief Executive Officer       and         6/96      of Gardner  Lewis  Asset  Management,
The Chesapeake Funds          Chief                 LP  (Advisor);   Chairman  and  Chief
285  Wilmington-West Chester  Executive             Executive  Officer of  Gardner  Lewis
Pike                          Officer               Asset  Management,  Inc.  (investment
Chadds Ford,  Pennsylvania    (Principal            advisor)
19317                         Executive
                              Officer)
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
*Basis of  Interestedness.  W. Whitfield  Gardner is an Interested  Trustee because he is an officer and principal owner of Gardner
 Lewis Asset Management, L.P., the Fund's advisor.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         (Continued)

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                         ADDITIONAL INFORMATION ABOUT TRUSTEES AND OFFICERS

                                                          October 31, 2003
                                                             (Unaudited)

----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                              Position(s)  Length                                            Complex
          Name, Age,          held with    of Time         Principal Occupation(s)         Overseen by      Other Directorships
          and Address         Fund/Trust   Served            During Past 5 Years             Trustee          Held by Trustee
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
                                                                Officers
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
John L. Lewis, IV, 39         President   Since     President  of  Gardner   Lewis  Asset       n/a                   n/a
The Chesapeake Funds                      12/93     Management, LP, since April 1990
285 Wilmington-West Chester
Pike
Chadds  Ford, Pennsylvania
19317
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
C. Frank Watson, III, 33      Secretary   Secretary President    and   Chief    Operating       n/a                   n/a
                              and         since     Officer  of  The  Nottingham  Company
                              Treasurer   5/96;     (Administrator  to the  Fund),  since
                              (Principal  Treasurer 1999;  previously,   Chief  Operating
                              Financial   since     Officer of The Nottingham Company
                              Officer)    12/02
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
Julian G. Winters, 34         Assistant   Assistant Vice      President,       Compliance       n/a                   n/a
                              Secretary   Secretary Administration   of  The   Nottingham
                              and         since     Company    (Administrator    to   the
                              Assistant   4/98;     Fund), since 1998;  previously,  Fund
                              Treasurer   Assistant Accountant    of    The    Nottingham
                                          Treasurer Company
                                          since
                                          12/02
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
William D. Zantzinger, 42     Vice        Since     Manager of  Trading of Gardner  Lewis       n/a                   n/a
The Chesapeake Funds          President   12/93     Asset Management, LP
285 Wilmington-West Chester
Pike
Chadds  Ford, Pennsylvania
19317
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.deloitte.com                                       Deloitte
                                                        & Touche


INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Gardner Lewis Investment Trust
  And Shareholders of The Chesapeake Aggressive Growth Fund:

We have audited the accompanying statement of assets and liabilities of The Chesapeake Aggressive Growth Fund (the "Fund"), including the portfolio of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years and period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chesapeake Aggressive Growth Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years and period presented, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP

November 26, 2003



___________
Deloitte
Touche
Tohmatsu
___________

                    (This page was intentionally left blank.)

________________________________________________________________________________


                            THE CHESAPEAKE AGGRESSIVE
                                   GROWTH FUND

________________________________________________________________________________

                 a series of the Gardner Lewis Investment Trust
























                 This Report has been prepared for shareholders
               and may be distributed to others only if preceded
                     or accompanied by a current prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE CHESAPEAKE GROWTH FUND

                                  March 1, 2004

                                 A series of the
                         GARDNER LEWIS INVESTMENT TRUST
                 116 South Franklin Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-430-3863







                                Table of Contents
                                -----------------
                                                                            Page
                                                                            ----
OTHER INVESTMENT POLICIES..................................................... 2
INVESTMENT LIMITATIONS........................................................ 4
PORTFOLIO TRANSACTIONS........................................................ 5
NET ASSET VALUE............................................................... 6
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................ 7
DESCRIPTION OF THE TRUST...................................................... 9
ADDITIONAL INFORMATION CONCERNING TAXES....................................... 9
MANAGEMENT OF THE FUND........................................................11
SPECIAL SHAREHOLDER SERVICES..................................................17
ADDITIONAL INFORMATION ON PERFORMANCE.........................................20
FINANCIAL STATEMENTS..........................................................23
APPENDIX A - DESCRIPTION OF RATINGS...........................................24
APPENDIX B - PROXY VOTING POLICIES............................................28







This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectuses for The Chesapeake Growth Fund's ("Fund") Institutional Shares, Super-Institutional Shares, and the Class A Investor Shares, each dated the same date as this SAI, and is incorporated by reference in its entirety into each Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Reports to shareholders is incorporated by reference into this SAI. Copies of the Fund's Prospectuses and Annual Reports may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in each Prospectus.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus for each class of shares ("Class") of the Fund. The Fund was organized on April 6, 1994 as a separate diversified series of the Gardner Lewis Investment Trust ("Trust"). The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") and was organized on October 2, 1992 as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Fund may invest.

Repurchase Agreements. The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will normally occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust has implemented procedures to monitor, on a continuous basis, the value of the collateral serving as security for repurchase obligations. Additionally, Gardner Lewis Asset Management L.P. ("Advisor"), the investment advisor to the Fund, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days.

Money Market Instruments. The Fund may acquire money market instruments. Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or Fitch Investors Service, Inc. ("Fitch"), or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trust's Board of Trustees (each a "Trustee" and collectively "Trustees"), the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

Foreign Securities. The Fund may invest up to 10% of its total assets in foreign securities and sponsored ADRs (as defined below). The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special considerations not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as sponsored American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. To the extent the Fund invests in other foreign securities, it will generally limit such investments to foreign securities traded on foreign securities exchanges.

Investment Companies. Federal securities laws limit the extent to which a Fund can invest in other investment companies. Consequently, the Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets, except as otherwise permitted by SEC rules. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities. The Fund will not invest in real estate or real estate mortgage loans (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of
(i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest more than 10% of the value of its total assets in foreign securities or sponsored American Depository Receipts ("ADRs");

(4) Invest in the securities of any issuer if any of the officers or Trustees of the Trust or officers or directors of its investment advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(5) Invest for the purpose of exercising control or management of another issuer;

(6) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration leases or development programs, except that the Fund may invest in the securities of companies (other than those that are not readily marketable) which own or deal in such things;

(7) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(8) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(9) Make short sales of securities or maintain a short position, except short sales "against the box"; (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.);

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11) Make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other illiquid securities, are limited to 10% of the Fund's net assets);

(12) Invest in securities of issuers which have a record of less than three years continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets will be invested in such securities;

(13) Issue senior securities, borrow money or pledge its assets;

(14) Write, purchase, or sell puts, calls, warrants, or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options; and

(15) Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions affected for such other account or investment company.

The Fund may also enter into brokerage/service arrangements pursuant to which selected brokers executing portfolio transactions for the Fund may pay a portion of the Fund's operating expenses. For the fiscal year ended October 31, 2003, the Fund participated in commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund) with Instinet Corporation and Standard & Poor's Securities, Inc., both of New York, New York. These portions are then used to offset overall Fund expenses. During such year the firms received $144,093 and $74,369, respectively, in brokerage commissions from the Fund and paid $26,041 and $59,588, respectively, of the Fund's operating expenses. These oral arrangements are voluntary upon the part of the brokers and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Trustees have reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, the Trustees review the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker, although the Advisor has not utilized such a broker during the last three fiscal years. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended October 31, 2003 and 2002 and the fiscal period from March 1, 2001 to October 31, 2001 ("fiscal period ended October 31, 2001"), the Fund paid brokerage commissions of $544,656, $727,945, and $654,803, respectively.


                                 NET ASSET VALUE

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Class A Investor Shares) will be charged against that Class of shares. Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class or if the Class receives services of a different kind or to a different degree than other Classes, and the Trustees approve such allocation. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive.

The net asset value per share of each Class of the Fund is determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m., Eastern time, Monday through Friday, except on days when the NYSE closes earlier. The net asset value per share of each Class of the Fund is not calculated on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day,
Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the Fund's net asset value will not be determined.

The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended October 31, 2003. These arrangements have been reviewed by the Trustees, subject to the provisions and guidelines outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

For the fiscal year ended October 31, 2003, the total expenses of the Fund (after expense reductions of $85,629 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $1,299,414 (1.25% and 2.16% of the average daily net assets of the Fund's Institutional Shares and Class A Investor Shares, respectively). The Fund's Super-Institutional Shares Class was liquidated on September 17, 2003 and has not been in operation since that date. For the fiscal year ended October 31, 2002, the total expenses of the Fund (after expense reductions of $100,043 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $1,927,255 (1.04%, 1.20%, and 1.87% of the average daily net assets of the Fund's Super-Institutional Shares, Institutional Shares, and Class A Investor Shares, respectively). For the fiscal period ended October 31, 2001, the total expenses of the Fund (after expense reductions of $49,429 paid by brokers pursuant to brokerage/service arrangements with the Fund) were $1,684,110 (1.05%, 1.20%, and 1.69% of the average daily net assets of the Fund's Super-Institutional Shares, Institutional Shares, and Class A Investor Shares, respectively).


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value, plus a sales charge generally for the Class A Investor Shares.

The net asset value is normally determined at the time regular trading closes on the NYSE on days the NYSE is trading, as described under "Net Asset Value" above. An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.

Capital Investment Group, Inc. ("Distributor") receives the sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions. The current schedule of sales charges and related dealer discounts and brokerage commissions is set forth in the Prospectus for the Class A Investor Shares, along with the information on current purchases, rights of accumulation, and letters of intent. See "Investing in the Fund" in the Class A Investor Shares Prospectus.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or to waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

Plan Under Rule 12b-1. The Trust has adopted a Plan of Distribution ("Plan") for the Class A Investor Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (see "Investing in the Fund - Distribution of the Fund's Shares" section in the Class A Investor Shares Prospectus). Under the Plan, the Fund may expend a percentage of the Class A Investor Shares' average net assets annually to finance any activity which is primarily intended to result in the sale of shares of the Class A Investor Shares of the Fund and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. The current fees paid under the Plan is 0.25% of the average net assets of the Class A Investor Shares. Such expenditures paid as service fees to any person who sells shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the

Plan to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan and the distribution agreement with the Distributor ("Distribution Agreement") have been approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Trustees in the same manner as specified above.

Each year, the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund. The Trustees have made such a determination for the current year of operations under the Plan. The Plan, the Distribution Agreement and any dealer agreement with any broker/dealers (each, a "dealer agreement") may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the Class A Investor Shares' outstanding voting stock. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the Class A Investor Shares' outstanding voting stock, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the Trustees including a majority of the noninterested Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Trustees for their review.

For the fiscal years ended October 31, 2003 and 2002 and the fiscal period ended October 31, 2001, the Fund incurred $20,431, $32,134 and $35,439, respectively, for costs incurred in connection with the Plan for the Class A Investor Shares. For the fiscal year ended October 31, 2003, these costs incurred in connection with the Plan for the Class A Investor Shares were attributed primarily to the compensation of sales personnel for the sale of Class A Investor Shares and servicing of shareholder accounts of this class of shares, with a small portion spent on miscellaneous costs incurred in connection with distribution of the Fund's Class A Investor Shares.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectuses under "Investing in the Fund - Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on October 2, 1992. The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Amended and Restated Declaration of Trust currently provides for the shares of three series, as follows: the Fund, The Chesapeake Aggressive Growth Fund, and The Chesapeake Core Growth Fund (collectively, the "Chesapeake Funds"), all managed by the Advisor. The shares of The Chesapeake Aggressive Growth Fund and the Chesapeake Core Growth Fund are all of one class; the shares of the Fund are divided into three classes (Institutional Shares, Super-Institutional Shares, and Class A Investor Shares). On September 17, 2003, all outstanding shares of the Super-Institutional Shares were redeemed and that particular class of shares is currently not in operation. Prior to April 26, 2000, the Fund also offered Class C Investor Shares and Class D Investor Shares. On April 26, 2000, all Class C and Class D Investor Shares were converted into Class A Investor Shares. The number of shares of each series shall be unlimited. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. The rights of shareholders may not be modified by less than a majority vote. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectuses or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectuses and this SAI, shares of the Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.


                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Each series of the Trust, including the Fund, will designate (i) any dividend of qualified dividend income as qualified dividend income, (ii) any tax-exempt dividend as an exempt-interest dividend, (iii) any distribution of long-term capital gains as a capital gain dividend and (iv) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction for corporations.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2004) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder's cost and thus, in effect, result in a return of a part of the shareholder's investment.

                             MANAGEMENT OF THE FUND

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers. The Trustees are responsible for the management and supervision of the Fund. The Trustees set broad policies for the Fund and choose the Fund's officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for each Trustee, including the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") and the Trustee who is an "interested person" as defined in the 1940 Act ("Interested Trustee"), as well as each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27802.


--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                            in Fund
                            Position(s)  Length                                             Complex
        Name, Age,          held with    of Time         Principal Occupation(s)           Overseen by      Other Directorships
        and Address         Fund/Trust   Served            During Past 5 Years               Trustee          Held by Trustee
--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
Jack E. Brinson, 71         Trustee      Since 8/92  Retired     since    January    2000;      3       Independent  Trustee  of the
                                                     Previously,     President,    Brinson              following:   The  Nottingham
                                                     Investment Co (personal investments)               Investment  Trust II for the
                                                     and  President, Brinson Chevrolet,                 eight series  of that trust;
                                                     Inc. (auto   dealership)                           New Providence Investment
                                                                                                        Trust for the one series of
                                                                                                        that trust; Hillman Capital
                                                                                                        Management Investment Trust
                                                                                                        for the two series of that
                                                                                                        trust; de Leon Funds  Trust
                                                                                                        for the one series of that
                                                                                                        trust;  and  MurphyMorris
                                                                                                        Investment Trust for the one
                                                                                                        series of that trust (all
                                                                                                        registered investment
                                                                                                        companies)
--------------------------- ------------ ----------- -------------------------------------- ----------- ----------------------------

                                       11

--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
Theo H. Pitt, Jr., 67       Trustee      Since 4/02  Senior Partner,  Community  Financial      3       Independent  Trustee  of the
                                                     Institutions Consulting,  since 1997,              following:   de  Leon  Funds
                                                     Rocky Mount, North Carolina;  Account              Trust for the one  series of
                                                     Administrator,      Holden     Wealth              that trust;  Hillman Capital
                                                     Management    Group    of    Wachovia              Management  Investment Trust
                                                     Securities  (money  management  firm)              for the two  series  of that
                                                     since September, 2003.                             trust;          MurphyMorris
                                                                                                        Investment   Trust  for  the
                                                                                                        one  series  of  that  trust
                                                                                                        (all  registered  investment
                                                                                                        companies)
--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
                                                          Interested Trustee*
--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
W. Whitfield Gardner, 41    Chairman     Since 6/96  Chairman    and    Chief    Executive      3                 None
The Chesapeake Funds        and                      Officer,    Gardner    Lewis    Asset
285 Wilmington-West         Chief                    Management     L.P.    (the    Fund's
Chester Pike                Executive                investment  advisor);   Chairman  and
Chadds Ford,                Officer                  Chief  Executive   Officer,   Gardner
Pennsylvania  19317         (Principal               Lewis    Asset    Management,    Inc.
                            Executive                (investment advisor)
                            Officer)

--------------------------- ------------ ----------- ------------------------------------- ------------ ----------------------------
*Basis of Interestedness.  W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner
Lewis Asset Management L.P., the Fund's investment advisor.
------------------------------------------------------------------------------------------------------------------------------------
                                                               Officers
--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
John L. Lewis, IV, 40       President    Since       President,    Gardner   Lewis   Asset      n/a                n/a
The Chesapeake Funds                     12/93       Management L.P.
285 Wilmington-West
Chester Pike
Chadds Ford,
Pennsylvania  19317
--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
C. Frank Watson III, 33     Secretary    Secretary   President    and   Chief    Operating      n/a                n/a
                            and          since       Officer,   The   Nottingham   Company
                            Treasurer    5/96;       (administrator  to the  Fund),  since
                            (Principal   Treasurer   1999;  previously,   Chief  Operating
                            Financial    since       Officer, The Nottingham Company
                            Officer)     12/02
--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
Julian G. Winters, 35       Assistant    Assistant   Vice             President-Compliance      n/a                n/a
                            Secretary    Secretary   Administration,     The    Nottingham
                            and          since       Company,   since  1998;   previously,
                            Assistant    4/98;       Fund   Accountant,   The   Nottingham
                            Treasurer    Assistant   Company
                                         Treasurer
                                         since
                                         12/02
--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
William D. Zantzinger, 42   Vice         Since       Manager  of  Trading,  Gardner  Lewis      n/a                n/a
The Chesapeake Funds        President    12/93       Asset Management L.P.
285 Wilmington-West
Chester Pike
Chadds Ford,
Pennsylvania  19317

--------------------------- ------------ ----------- ------------------------------------- ----------- ----------------------------

Trustee Standing Committee. The Trustees have established the following standing committees:

     Audit Committee: All of the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met twice during the Fund's last fiscal year.

     Nominating Committee: All of the Independent Trustees are members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of independent trustees is in the sole discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Fund's last fiscal year. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

     Proxy Voting Committee: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee meets only as necessary and did not meet during the Fund's last fiscal year.

     Qualified Legal Compliance Committee: All of the Independent Trustees are members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund's last fiscal year.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of Fund equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2003 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and
E = over $100,000.

------------------------- ------------------------------------- -----------------------------------
                                                                 Aggregate Dollar Range of Equity
                                                                   Securities in All Registered
                                                                  Investment Companies Overseen
                           Dollar Range of Equity Securities         By Trustee in Family of
    Name of Trustee                   in the Fund                     Investment Companies*
------------------------- ------------------------------------- -----------------------------------
                                       Independent Trustees
------------------------- ------------------------------------- -----------------------------------
Jack E. Brinson                            A                                    B
------------------------- ------------------------------------- -----------------------------------
Theo H. Pitt, Jr.                          A                                    A
------------------------- ------------------------------------- -----------------------------------
                                        Interested Trustee
------------------------- ------------------------------------- -----------------------------------
W. Whitfield Gardner                       E                                    E
------------------------- ------------------------------------- -----------------------------------

     *Includes each of the three funds of the Trust.

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2003, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, distributor, or any entity controlling, controlled by, or under common control with the Advisor or distributor.

Approval of the Investment Advisory Agreement. As discussed in the "Investment Advisor" section below, the Trustees must specifically approve at least annually the renewal and continuance of the Investment Advisory Agreement ("Advisory Agreement") with the Advisor. During the year, the Trustees requested that the Advisor provide the Trustees with quarterly reports on the performance of the Fund and the basic future strategy of the Advisor with regard to the Fund. In addition, before the Trustees' meeting to decide on whether to renew the Advisory Agreement, the Advisor was requested to provide the Trustees with various information and materials about the Advisor and its services to the Fund. In evaluating whether to renew and continue the Advisory Agreement, the Trustees reviewed the information and materials provided by the Advisor as well as other materials and comparative reports provided by the Fund's other service providers, including Fund counsel. The Trustees also reviewed certain soft dollar arrangements involving broker rebates. These rebates were used by the Fund to offset Fund expenses. The Advisor did not receive any direct benefits from the soft dollar arrangements other than the benefit to the Fund.

In deciding on whether to renew and continue the Advisory Agreement, the Trustees considered numerous factors, including: (i) the nature and extent of the services provided by the Advisor; (ii) the Advisor's personnel and methods of operating; (iii) the investment performance of the Fund; (iii) overall expenses of the Fund; (iv) the financial condition of the Advisor; and (v) the Advisor's investment strategy for the Fund.

Based upon its evaluation of the information, materials and factors described above, the Trustees concluded for the Fund: (i) that the terms of the Advisory Agreement were reasonable and fair; (ii) that the fees paid to the Advisor under the Advisory Agreement and the Fund's expense ratio as compared to similar funds were reasonable and fair; (iii) that they were satisfied with the Advisor's services, personnel and investment strategy; and (iv) that it was in the best interest of the Trust and the Fund to continue its relationship with the Advisor. Therefore, the Trustees, including the Trustees who are not a party to the Advisory Agreement or interested persons of the Advisor, unanimously approved the renewal and continuation of the Advisory Agreement for the Fund for another year.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $7,500 each year, plus $400 per series of the Trust per meeting attended in person or $150 per series of the Trust per meeting attended by telephone. The Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended October 31, 2003.

----------------------------------- ----------------- ----------------------- ------------------ ---------------------
                                                                                                        Total
                                                            Pension or                               Compensation
                                       Aggregate       Retirement Benefits        Estimated         from the Fund
                                      Compensation          Accrued As             Annual             and Trust
             Name of                    from the           Part of Fund         Benefits Upon          Paid to
         Person, Position                 Fund               Expenses            Retirement           Trustees*
----------------------------------- ----------------- ----------------------- ------------------ ---------------------
                                                  Independent Trustees
----------------------------------- ----------------- ----------------------- ------------------ ---------------------
Jack E. Brinson, Trustee                 $3,900                None                 None               $11,700
----------------------------------- ----------------- ----------------------- ------------------ ---------------------
Theo H. Pitt, Jr., Trustee**             $3,900                None                 None               $11,700
----------------------------------- ----------------- ----------------------- ------------------ ---------------------
                                                   Interested Trustee
----------------------------------- ----------------- ----------------------- ------------------ ---------------------
W. Whitfield Gardner, Trustee              None                None                 None                 None
----------------------------------- ----------------- ----------------------- ------------------ ---------------------

* Each of the Trustees serves as a Trustee to the three funds of the Trust, including the Fund.


Code of Ethics. The Trust and the Advisor each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to this code). There can be no assurance that the codes will be effective in preventing such activities.

Proxy Voting Policies. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees. A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

After June 30, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 1-800-430-3863 and (2) on the SEC's website at http://www.sec.gov.

Principal Holders of Voting Securities. As of February 13, 2004, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 6.588% and less than 1% of the then outstanding shares of the Institutional Shares and Class A Investor Shares, respectively, of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each Class of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of a Class of the Fund as of February 13, 2004.

Name and Address of                           Amount and Nature of                             Percent
Beneficial Owner                              Beneficial Ownership*                            of Class
----------------                              ---------------------                            --------

                                               INSTITUTIONAL SHARES

Joseph Garner Scott                               426,190.485 Shares                             19.635%
918 Autumn Circle
Columbia, SC  29206

Castellini Foundation                             246,142.249 Shares                             11.340%
312 Elm Street, Suite 2600
Cincinnati, OH  45202

FNB & CO                                          190,812.689 Shares                              8.791%
Post Office Box 9012
Kokomo, IN 46904-9012

Ferris Foundation                                 160,039.862 Shares                              7.373%
420 Oak Street
Prakken Building 255B
Big Rapids, MI 49307

Strafe & CO FAO                                   158,868.413 Shares                              7.319%
Goodwill Industries Foundation
Post Office Box 160
Westerville, OH  43086

Donaldson Lufkin Jenrette                         149,923.886 Shares                              6.907%
Securities Corporation Inc.
Post Office Box 2052
Jersey City, NJ  07303-9998

Wilmington Trust Co. CUST                         122,669.514 Shares                              5.652%
BS Weymouth & John K Shaw III
c/o Mutual Funds
Post Office Box 8882
Wilmington, DE  19899-8882

Reliance Trust Company CUST                       112,772.239 Shares                              5.196%
FBO Hixson Incorporated 401K Plan
3300 Northeast Expressway
Atlanta, GA 30341

                                                CLASS A INVESTOR SHARES

First Clearing Corporations                        52,288.514 Shares                              6.374%
c/o Andy Oakley
Post Office Box 27608
Raleigh, NC 27611

Charles Schwab & Company, Inc.                     51,535.291 Shares                              6.282%
Special Custody Account FBO
101 Montgomery Street
San Francisco, CA  94104

      * The shares indicated are believed by the Fund to be owned both of record and beneficially.

Investment Advisor. Information about the Advisor and its duties and compensation as investment advisor to the Fund is contained in the Prospectus for each class of shares of the Fund. The Advisor supervises the Fund's investments pursuant to the Advisory Agreement. The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Fund (as approved by the Trustees or by vote of a majority of the Fund's outstanding voting securities) or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio managers for the Fund are W. Whitfield Gardner and John L. Lewis, IV. Both are principals and control persons of the Advisor by ownership. W. Whitfield Gardner, John L. Lewis, IV and William D. Zantzinger, Vice President of the Fund, are affiliated persons of the Fund and the Advisor.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor receives a monthly management fee equal to an annual rate of 1.00% of the average daily net asset value of the Fund. For the fiscal years ended October 31, 2003 and 2002 and the fiscal period ended October 31, 2001, the
Advisor received its fee in the amount of $1,074,097, $1,659,855, and $1,448,519, respectively.

Fund Accountant and Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company ("Administrator"), a North Carolina corporation, whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.

Compensation of the Administrator is based on a fund administration fee of $12,500 per each Investor Shares Class and Institutional Shares Class, plus a fee at the annual rate of 0.075% of the average daily net assets of each Investor Shares Class and Institutional Shares Class of the Fund, and 0.015% of the average daily net assets of the Super-Institutional Shares Class of the Fund for general administration services. In addition, the Administrator currently receives a base monthly fund accounting fee of $2,250 and annual asset based fee of 0.01% of the average daily net assets for each Investor Shares Class and Institutional Shares Class for fund accounting and recordkeeping services for such Classes of Shares of the Fund. The Administrator will also receive the following to procure and pay the custodian for the Trust: 0.020% on the first $100 million of the Fund's net assets and 0.009% on all assets over $100 million plus transaction fees with a minimum annual fee of $4,800 ($400 per month). The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. For services to the Fund for the fiscal years ended October 31, 2003 and 2002 and the fiscal period ended October 31, 2001, the Administrator received aggregate administration fees of $41,316, $91,529, and $75,317, respectively. For such fiscal years and period, the Administrator received $58,201, $60,935, and $42,154, respectively, for fund accounting and recordkeeping services.

The Administrator performs the following services for the Fund: (1) procures on behalf of, and coordinates with, the custodian and monitors the services it provides to the Fund; (2) coordinates with and monitors any other third parties furnishing services to the Fund; (3) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) assists the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) assists in the preparation of, and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Fund's custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Transfer Agent. The Trust has also entered into a Dividend Disbursing and Transfer Agent Agreement with North Carolina Shareholder Services, LLC d/b/a NC Shareholders Services, LLC ("Transfer Agent"), a North Carolina limited liability company, 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. For its services, the Transfer Agent is compensated $15 per shareholder per year, with a minimum fee of $1,500 per month and a minimum fee of $750 per month for each additional Class of shares. For the fiscal years ended October 31, 2003 and 2002 and the fiscal period ended October 31, 2001, the Transfer Agent received $27,000, $27,000 and $18,000, respectively, in such shareholder servicing fees.

Distributor. Capital Investment Group, Inc. ("Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to the Distribution Agreement approved by the Trustees.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days prior written notice to the other party.

For the fiscal year ended October 31, 2003, the aggregate dollar amount of sales charges paid on the sales of Fund shares was $9,058, from which the Distributor retained sales charges of $697. For the fiscal year ended October 31, 2002, the aggregate dollar amount of sales charges paid on the sales of Fund shares was $1,027, from which the Distributor retained sales charges of $71. For the fiscal period ended October 31, 2001, the aggregate dollar amount of sales charges paid on the sales of Fund shares was $2,786, from which the Distributor retained sales charges of $221.

Custodian. Wachovia Bank, N.A., successor by merger to First Union National Bank ("Custodian"), 123 South Broad Street, Institutional Custody - PA4942, Philadelphia, Pennsylvania 19109, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator a fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

Independent Auditors. Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222, serves as independent auditors for the Fund, audits the annual financial statements of the Fund, prepares the Fund's federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel. Parker, Poe, Adams & Bernstein L.L.P., Charlotte, North Carolina, serves as legal counsel to the Trust and the Fund.



                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectuses, share certificates are generally not issued.

Automatic  Investment  Plan  (Institutional  Shares and Class A Investor  Shares
Only). The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic  Withdrawal  Plan  (Institutional  Shares and Class A Investor Shares
Only). Shareholders owning shares with a value of $1,000,000 or more for holders of Institutional Shares and $25,000 or more for holders of Class A Investor Shares may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectuses, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Your Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-430-3863, or by writing to:

                           The Chesapeake Growth Fund
             [Class A Investor Shares] or [Institutional Shares] or
               [Super-Institutional Shares], please specify c/o NC
                              Shareholder Services
                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Purchase and Redemption Price - Determining the Fund's Net Asset Value" in the Prospectuses.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Redeeming Your Shares - Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

Reduced Sales Charges for Class A Investor Shares

Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of the Fund and another series of the Trust advised by the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a similar sales charge at the total public offering price of $250,000, and purchases shares in the Fund at the total public offering price of $250,000, the sales charge would be that applicable to a $500,000 purchase as shown in the appropriate table in the Class A Investor Shares Prospectus. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (a) the total public offering price of the shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

Letters of Intent. Investors may qualify for a lower sales charge by executing a letter of intent. A letter of intent allows an investor to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying the Class A Investor Shares Prospectus or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of shares of the Fund in shares of the Fund or in shares of another series of the Trust advised by the Advisor and sold with a sales charge, within 90 days after the redemption. If the other series charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the series to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

Purchases by Related Parties and Groups. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

Sales at Net Asset Value. To encourage investment in the Fund, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Advisor, and to employees and principals of related organizations and their families and certain parties related thereto, including clients and related accounts of the Advisor. In addition, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to investment advisors, financial planners and their clients who are charged a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.


                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each Class of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The "average annual total return" of a Class of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Class of the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund's contracts. Performance figures will be given for the recent one, five and ten year periods, or for the life of each Class of the Fund if it has not been in existence for any such periods, and any other periods as may be required under applicable law or regulation. When considering "average annual total return" figures for periods longer than one year, it is important to note that each Class of the Fund's annual total return for any given year might have been greater or less than its average for the entire period.

The Fund computes the "average annual total return" of each Class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)^n = ERV

       Where:    T =       average annual total return.
                 ERV =     ending  redeemable  value at the end of the  period
                           covered by the  computation of a hypothetical  $1,000
                           payment made at the beginning of the period.
                 P =       hypothetical initial payment of $1,000 from which the
                           maximum sales load is deducted.
                 n =       period covered by the computation, expressed in terms
                           of years.

The Fund may also compute the "cumulative total return" of each Class of the Fund, which represents the total change in value of an investment in a Class of the Fund for a specified period (again reflecting changes in share prices and assuming reinvestment of distributions). Cumulative total return is calculated in a similar manner as average annual total return, except that the results are not annualized. The Fund may also compute average annual total return and cumulative total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculations of average annual total return and cumulative total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The calculations of average annual total return and cumulative total return (after taxes on fund distributions) assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return (after taxes on fund distributions and redemption of shares) assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Fund's performance for any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.

The average annual total returns before taxes for the Institutional Shares of the Fund for the one-year and five- year periods ended October 31, 2003 and since inception (April 6, 1994) through October 31, 2003 were 36.54%, 4.12%, and 8.21%, respectively. The cumulative total return before taxes for the Institutional Shares of the Fund since inception through October 31, 2003 was 112.92%. The average annual total returns after taxes on distributions for the Institutional Shares of the Fund for the one-year and five-year periods ended October 31, 2003 and since inception through October 31, 2003 were 36.54%, 1.13%, and 6.20%, respectively. The cumulative total return after taxes on distributions for the Institutional Shares of the Fund since inception through October 31, 2003 was 77.91%. The average annual total returns after taxes on distributions and sale of shares for the Institutional Shares of the Fund for the one-year and five-year periods ended October 31, 2003 and since inception through October 31, 2003 were 23.75%, 2.77%, and 6.62%, respectively. The cumulative total return after taxes on distributions and sale of shares for the Institutional Shares of the Fund since inception through October 31, 2003 was 84.66%.

The average annual total returns before taxes for the Class A Investor Shares of the Fund for the one-year and five-year periods ended October 31, 2003 and since inception (April 7, 1995) through October 31, 2003 were 31.26%, 2.90%, and 6.27%, respectively. Without reflecting the effects of the maximum sales load, the average annual total returns before taxes for the Class A Investor Shares of the Fund for those same periods were 35.32%, 3.53%, and 6.65%, respectively. The cumulative total return before taxes for the Class A Investor Shares of the Fund since inception through October 31, 2003 was 68.44%. Without reflecting the effects of the maximum sales load, the cumulative total return before taxes for the Class A Investor Shares of the Fund since inception through October 31, 2003 was 73.65%. The average annual total returns after taxes on distributions for the Class A Investor Shares of the Fund for the one-year and five-year periods ended October 31, 2003 and since inception through October 31, 2003 were 31.26%, (0.11)%, and 4.03%, respectively. Without reflecting the effects of the maximum sales load, the average annual total returns after taxes on distributions for the Class A Investor Shares of the Fund for those same periods were 35.32%, 0.50%, and 4.40%, respectively. The cumulative total return after taxes on distributions for the Class A Investor Shares of the Fund since inception through October 31, 2003 was 40.27%. Without reflecting the effects of the maximum sales load, the cumulative total return after taxes on distributions for the Class A Investor Shares of the Fund since inception through October 31, 2003 was 44.61%. The average annual total returns after taxes on distributions and sale of shares for the Class A Investor Shares of the Fund for the one-year and five-year periods ended October 31, 2003 and since inception through October 31,

2003 were 20.32%, 1.76%, and 4.80%, respectively. Without reflecting the effects of the maximum sales load, the average annual total returns after taxes on distributions and sale of shares for the Class A Investor Shares of the Fund for those same periods were 22.96%, 2.29%, and 5.13%, respectively. The cumulative total return after taxes on distributions and sale of shares for the Class A Investor Shares of the Fund since inception through October 31, 2003 was 49.43%. Without reflecting the effects of the maximum sales load, the cumulative total return after taxes on distributions and sale of fund shares for the Class A Investor Shares of the Fund since inception through October 31, 2003 was 53.58%.

The Fund may also quote the performance of the Class A Investor Shares of the Fund from the original inception of the Fund on April 6, 1994, as opposed to the inception of the Class A Investor Shares on April 7, 1995. Under such circumstances, historical performance of the Class A Investor Shares will be calculated by using the performance of the original class of the Fund (now called the Institutional Shares) from inception on April 6, 1994, until the date of issuance of the Class A Investor Shares on April 7, 1995, and combining such performance with the performance of the Class A Investor Shares since April 7, 1995. Calculated in this manner, the average annual returns before taxes of the Class A Investor Shares of the Fund since inception through October 31, 2003, with and without reflecting the effects of the maximum sales load, were 7.43% and 7.77%, respectively, and the cumulative total returns before taxes of the Class A Shares of the Fund since inception through October 31, 2003, with and without reflecting the effects of the maximum sales load, were 98.59% and 104.73%, respectively. The average annual returns after taxes on distributions of the Class A Investor Shares of the Fund since inception through October 31, 2003, with and without reflecting the effects of the maximum sales load, were 5.39% and 5.73%, respectively, and the cumulative total returns after taxes on distributions of the Class A Shares of the Fund since inception through October 31, 2003, with and without reflecting the effects of the maximum sales load, were 65.38% and 70.49%, respectively. The average annual returns after taxes on distributions and sale of shares of the Class A Investor Shares of the Fund since inception through October 31, 2003, with and without reflecting the effects of the maximum sales load, were 5.89% and 6.23%, respectively, and the cumulative total returns after taxes on distributions and sale of shares of the Class A Shares of the Fund since inception through October 31, 2003, with and without reflecting the effects of the maximum sales load, were 73.03% and 78.38%, respectively.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Total Return Index and the NASDAQ Industrials Index, which are generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the U.S. securities markets. The Fund may also compare its performance to the Russell 2000 Index, which is generally considered to be representative of the performance of unmanaged common stocks of small capitalization companies that are publicly traded in the U.S. securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. which ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, which is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectuses to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                              FINANCIAL STATEMENTS

The audited  financial  statements  for the fiscal year ended  October 31, 2003,
including   the  financial   highlights   appearing  in  the  Annual  Report  to
shareholders, are incorporated by reference and made a part of this document.

                       APPENDIX A - DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized securities rating services are described below. A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.


Standard & Poor's(R) Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

     AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

     AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.


Moody's Investor Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

     Aaa - Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa - Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A - Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

     Baa - Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

     P-1 -Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term  ratings enhanced
by  the  senior-most   long-term   rating  of  the  issuer,   its  guarantor  or
support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings - There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

         MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         MIG 3 - This designation  denotes acceptable credit quality.  Liquidity
         and  cash-flow   protection  may  be  narrow,  and  market  access  for
         refinancing is likely to be less well-established.

         SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings - In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

         VMIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         VMIG 2 - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         VMIG 3 - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         SG - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.



Fitch Ratings. The following summarizes the highest four ratings used by Fitch, Inc. ("Fitch"):

Long-Term Ratings

         AAA - Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA - Very high credit quality. The rating AA denotes a very low expectation o f credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A - High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

         BBB - Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D and D indicate a default has occurred.

Short-Term Ratings

         F1 - Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

         F2 - Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

         F3 - Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B - Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings "AAA" category or to the categories below "CCC", nor to short-term ratings other than "F1". The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                       APPENDIX B - PROXY VOTING POLICIES



The following proxy voting policies are provided:


(1)  the Trust's Proxy Voting and Disclosure Policy and
(2) the Advisor's Proxy Voting and Disclosure Policy, including a detailed description of the Advisor's specific proxy voting guidelines.

                         GARDNER LEWIS INVESTMENT TRUST

                       PROXY VOTING AND DISCLOSURE POLICY


I.   Introduction

     Effective April 14, 2003, the Securities and Exchange Commission ("SEC") adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 ("Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

     The IC Amendments require that the Gardner Lewis Investment Trust ("Trust") and each of its series of shares, The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund and The Chesapeake Core Growth Fund (individually "Fund" and collectively "Funds"), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

     This Proxy Voting and Disclosure Policy ("Policy") is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.


II.  Specific Proxy Voting Policies and Procedures

     A.   General

     The Trust's Board of Trustees ("Board") believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds' shareholders.

     B.   Delegation to Fund's Advisor

     The Board believes that Gardner Lewis Asset Management L.P. ("Advisor"), as the Funds' investment Advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

     (1)  to make the proxy voting decisions for each Fund; and
     (2) to assist each Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and
          (d) whether the Fund cast its vote for or against management.

     The Board, including a majority of the independent trustees of the Board, must approve the Advisor's Proxy Voting and Disclosure Policy ("Advisor's Voting Policy") as it relates to each Fund. The Board must also approve any material changes to the Advisor's Voting Policy no later than four (4) months after adoption by the Advisor.

     C.   Conflicts

     In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund's shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor's Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.


III. Fund Disclosure

     A. Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

     Beginning with a Fund's next annual update to its Statement of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

     B.   Disclosure of the Fund's Complete Proxy Voting Record

     In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

     Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

         (i)      The name of the issuer of the portfolio security;
         (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
         (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
         (iv) The shareholder meeting date; (v) A brief identification of the matter voted on;
         (vi) Whether the matter was proposed by the issuer or by a security holder;
         (vii)    Whether the Fund cast its vote on the matter;
         (viii) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
         (ix)     Whether the Fund cast its vote for or against management.

     Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

     Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.


IV.  Recordkeeping

     The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

         (i)      A copy of this Policy;
         (ii)     Proxy Statements received regarding each Fund's securities;
         (iii)    Records of votes cast on behalf of each Fund; and
         (iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

     The foregoing records may be kept as part of the Advisor's records.

     A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund's Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.


V.   Proxy Voting Committee

     A.   General

     The Proxy Voting Committee of the Trust ("Proxy Voting Committee") shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

     B.   Powers and Methods of Operation

     The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.  Other

     This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 1st day of July, 2003.

                         GARDNER LEWIS ASSET MANAGEMENT

                               PROXY VOTING POLICY


It is the intent of Gardner Lewis Asset Management ("Gardner Lewis") to vote proxies in the best interests of the firm's clients. In order to facilitate this proxy voting process, Gardner Lewis has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. Corporate actions are monitored by Gardner Lewis' operations and research staff through information received from ISS regarding upcoming issues.

Clients with separately managed accounts may request a copy of this policy or how proxies relating to their securities were voted by contacting the advisor directly. Investors in the Chesapeake Family of Funds (individually "Fund" or collectively "Funds") may request a copy of this policy or the Fund's proxy voting record upon request, without charge, by calling the Fund at 1-800-430-3863, by reviewing the Fund's website, if applicable, or by reviewing filings available on the SEC's website at http://www.sec.gov.

Institutional Shareholder Services (ISS)
----------------------------------------

ISS is an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. Gardner Lewis subscribes to the ISS Standard Policy which is sometimes referred to as the Economic Value Policy. These services, provided to Gardner Lewis include in-depth research, analysis, and voting recommendations. In the vast majority of circumstances proxy issues are voted in accordance with ISS recommendations.

In addition to retaining ISS, Gardner Lewis has appointed a group of senior level employees to act as a Proxy Committee ("Proxy Committee"). In those circumstances where the Portfolio Manager or Analyst who covers a security for Gardner Lewis determines that they wish to vote contrary to ISS's recommendations, the Proxy Committee reviews the issue and makes the final decision regarding how shares will be voted. In evaluating issues, the Proxy Committee may consider information from ISS, the Analyst/Portfolio Manager, the management of the subject company, and shareholder groups.

Conflicts of Interest
---------------------

As stated above, the Proxy Committee reviews all of those issues where Gardner Lewis' internal research staff believes that proxies should be voted contrary to ISS guidelines. The Proxy Committee's review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The Proxy Committee examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the Proxy Committee will direct that the proxy issue must be voted with ISS's recommendation. In the event ISS is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the Proxy Committee will defer the decision to the Fund's Proxy Voting Committee, which is made up of independent trustees. Decisions made by the Fund's Proxy Voting Committee will be used to vote proxies for other Gardner Lewis clients holding the same security. For securities not held by a Fund, if ISS is unable to make a recommendation then Gardner Lewis's internal Proxy Committee will direct the voting of such shares.

Voting Procedures
-----------------

The physical voting process and recordkeeping of votes is carried out by Gardner Lewis Operations Staff at both the broader company and individual account levels through the Automatic Data Processing, Inc. (ADP) Proxy Edge System.

Gardner Lewis votes most proxies for clients where voting authority has been given to the advisor by the client. However, in some circumstances the advisor may decide not to vote some proxies if they determine that voting such proxies is not in the client's best interests. For example: the advisor may choose not to vote routine matters if shares would need to be recalled in a stock loan program. Gardner Lewis will not vote:

     1) when the shares are sold after the record date but before the meeting date
     2) proxies for legacy securities held in a new client account previously managed by another manager that the advisor intends to sell
     3) proxies for securities held in an unsupervised portion of a client's account

     4) proxies that are subject to blocking restrictions, proxies that require the advisor to travel overseas in order to vote or
     5)   proxies that are written in a language other than English.

Record Retention
----------------

Gardner Lewis retains records relating to:

     1)   Proxy voting policies and procedures
     2) Proxy statements received for client securities (The advisor may rely on filings made on Edgar or its voting service to maintain this record)
     3)   Records of votes cast on behalf of clients
     4)   Records of client requests for proxy voting info
     5) Documents prepared by the advisor that were material to making a proxy voting decision or memorialized the basis for the decisions.

All such records will be maintained as required by applicable laws and regulations.

Voting Guidelines
-----------------

Attached is the current ISS Proxy Voting Guidelines Summary that provides general voting parameters on various types of issues when there are no extenuating circumstances. As discussed above, in the vast majority of circumstances proxy issues will be voted in accordance with ISS recommendations.

Gardner Lewis reserves the right to amend and revise this policy without notice at any time.


This policy is dated June 30, 2003.

                       ISS Proxy Voting Guidelines Summary

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.


The Board of Directors (Chapter 3)
----------------------------------

Voting on Director Nominees in Uncontested Elections Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse,
     o    Implement or renew a dead-hand or modified dead-hand poison pill,
     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding,
     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years,
     o Failed to act on takeover offers where the majority of the shareholders tendered their shares,
     o Are inside directors and sit on the audit, compensation, or nominating committees, and
     o Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

     o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties,
     o    Majority of independent directors on board,
     o    All-independent key committees,
     o    Committee chairpersons nominated by the independent directors,
     o    CEO performance reviewed annually by a committee of outside directors,
     o    Established governance guidelines, and
     o    Company performance.

Proposals Seeking a Majority of Independent Directors
Shareholder proposals asking that a majority of directors be independent should be evaluated on a CASE-BY-CASE basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements
Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office
Vote AGAINST shareholder proposals to limit the tenure of outside directors.

Age Limits
Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.


Proxy Contests (Chapter 4)
--------------------------

Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.


Auditors (Chapter 5)
--------------------

Ratifying Auditors
Vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


Proxy Contest Defenses (Chapter 6)
----------------------------------

Board Structure: Staggered vs. Annual Elections
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board Vote FOR proposals that seek to fix the size of the board.

Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


Tender Offer Defenses (Chapter 7)
---------------------------------

Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Fair Price Provisions
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail
Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights Vote AGAINST dual-class exchange offers.

Vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws
Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers
Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements
Vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.


Miscellaneous Governance Provisions (Chapter 8)
-----------------------------------------------

Confidential Voting
Vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

Equal Access
Vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees
Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.


Capital Structure (Chapter 9)
-----------------------------

Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

Vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting. Review on a CASE-BY-CASE basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock
Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings
Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Consider the following issues:

     o Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
     o Change in Control--Will the transaction result in a change in control of the company?
     o Bankruptcy--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as:

     o    Adverse governance changes,
     o    Excessive increases in authorized capital stock,
     o    Unfair method of distribution,
     o    Diminution of voting rights,
     o Adverse conversion features, o Negative impact on stock option plans, and
     o    Other alternatives such as spinoff.


Executive and Director Compensation (Chapter 10)
------------------------------------------------

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options
Vote  on  management   proposals  seeking  approval  to  reprice  options  on  a
CASE-BY-CASE basis.

Director Compensation
Votes on stock-based plans for directors are made on a CASE-BY-CASE basis.

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-Related Compensation Proposals:

     o Amendments that Place a Cap on Annual Grants or Amend Administrative Features Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
          Section 162(m) of OBRA.
     o Amendments to Added Performance-Based Goals Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
     o Amendments to Increase Shares and Retain Tax Deductions Under OBRA Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.
     o Approval of Cash or Cash-and-Stock Bonus Plans Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay
Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes
Vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.


State of Incorporation (Chapter 11)
-----------------------------------

Voting on State Takeover Statutes
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals
Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis.

Mergers and Corporate Restructurings (Chapter 12)
-------------------------------------------------

Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

Spinoffs
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales
Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name Vote FOR changing the corporate name.


Mutual Fund Proxies (Chapter 13)
--------------------------------

Election of Directors
Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
     o Ignore a shareholder proposal that is approved by a majority of shares outstanding;
     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;
     o    Are interested directors and sit on the audit or nominating committee;
          or
     o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund
Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests
Vote proxy contests on a CASE-BY-CASE basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements
Vote the investment advisory agreements on a CASE-BY-CASE basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
potential  competitiveness;   regulatory  developments;  current  and  potential
returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

Name Rule Proposals
Vote these proposals on a CASE-BY-CASE basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

Disposition of Assets/Termination/Liquidation
Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

Changes to the Charter Document
Vote changes to the charter document on a CASE-BY-CASE basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund
Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund's Subclassification
Vote these proposals on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval Vote AGAINST these proposals.

Distribution Agreements
Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Changes to the Charter Document
Vote changes to the charter document on a CASE-BY-CASE basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers
Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals Establish Director Ownership Requirement Vote AGAINST the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor
Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.


Social and Environmental Issues (Chapter 14)
--------------------------------------------

CONSUMER ISSUES AND PUBLIC SAFETY

     o    Animal Rights
          Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
          o    The nature of the product  and the degree that animal  testing is necessary or federally mandated (such as medical products),
          o    The  availability  and  feasibility  of  alternatives  to  animal testing to ensure product safety, and
          o    The degree that competitors are using animal-free testing.

     o    Drug Pricing
          Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
          o    Whether the proposal focuses on a specific drug and region;
          o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness;
          o    Whether  the  company  already  limits  price  increases  of  its products;
          o Whether the company already contributes life-saving pharmaceuticals to the needy; and
          o    The extent that peer companies implement price restraints.

     o Genetically Modified Foods Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:
          o    The costs and feasibility of labeling and/or phasing out;
          o The nature of the company's business and the proportion of it affected by the proposal;
          o The proportion of company sales in markets requiring labeling or GMO-free products;
          o    The extent that peer companies label or have eliminated GMOs;
          o Competitive benefits, such as expected increases in consumer demand for the company's products; and
          o The risks of misleading consumers without federally mandated, standardized labeling.

          Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

          Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

          Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:
          o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
          o    The extent that peer companies have eliminated GMOs;
          o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products; and
          o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs.

          Vote AGAINST proposals seeking a report on the health effects of GMOs. Studies of this sort are better undertaken by regulators and the scientific community.

     o Handguns Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

     o    Predatory Lending
          Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
          o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
          o Whether the company has adequately disclosed the financial risks of its subprime business; and
          o Whether the company has been subject to violations of lending laws or serious lending controversies.

          o    Tobacco
          Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:
               o    Second-hand smoke:
                    |X| Whether the company complies with all local ordinances and regulations;
                    |X| The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness; and
                    |X|  The risk of any health-related liabilities.
               o    Advertising to youth:
                    |X| Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
                    |X| Whether the company has gone as far as peers in restricting advertising; and
                    |X| Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth.
               o Cease production of tobacco-related products or avoid selling products to tobacco companies:
                    |X| The percentage of the company's business affected and |X| The economic loss of eliminating the business versus
                         any potential tobacco-related liabilities.
               o    Spinoff tobacco-related businesses:
                    |X|  The percentage of the company's business affected;
                    |X|  The feasibility of a spinoff; and
                    |X| Potential future liabilities related to the company's tobacco business.
               o    Stronger product warnings:
                    Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.
               o    Investment in tobacco stocks:
                    Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

     o    Arctic National Wildlife Refuge
          Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
          o    Whether  there  are  publicly  available   environmental   impact
               reports;
          o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and
          o    The current status of legislation regarding drilling in ANWR.

     o    CERES Principles
          Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
          o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;
          o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills; Environmentally conscious practices of peer companies, including endorsement of CERES; and
          o    Costs of membership and implementation.

     o    Environmental Reports
          Generally  vote FOR  requests  for reports  disclosing  the  company's
          environmental   policies   unless  it  already   has   well-documented
          environmental management systems that are available to the public.

     o    Global Warming
          Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting. However, additional reporting may be warranted if:
          o    The company's level of disclosure lags that of its competitors or
          o The company has a poor environmental track record, such as violations of federal and state regulations.

     o    Recycling
          Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
          o    The nature of the company's business and the percentage affected;
          o    The extent that peer companies are recycling;
          o    The  timetable  prescribed  by  the  proposal;
          o    The costs of implementation; and
          o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

     o    Renewable Energy
          Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
          o    The nature of the company's business and the percentage affected;
          o The extent that peer companies are switching from fossil fuels to cleaner sources;
          o    The timetable and specific action prescribed by the proposal; and
          o    The costs of implementation.

GENERAL CORPORATE ISSUES

     o    Link Executive Compensation to Social Performance
          Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
          o    The relevance of the issue to be linked to pay;
          o The degree that social performance is already included in the company's pay structure;
          o The degree that social performance is used by peer companies in setting pay;
          o Violations or complaints filed against the company relating to the particular socialperformance measure;

          o Artificial limits sought by the proposal, such as freezing or capping executive pay;
          o    Independence of the compensation committee; and
          o    Current company pay levels.

     o    Charitable/Political Contributions
          Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
          o The company is in compliance with laws governing corporate political activities, and
          o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
               (PACs) are strictly voluntary and not coercive.

         Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

         Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

         Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

LABOR STANDARDS AND HUMAN RIGHTS

     o    China Principles
          Vote CASE-BY-CASE on proposals to implement the China Principles, taking into account:
          o    The company's  current  workplace code of conduct or adherence to other global standards and their similarity to the Principles;
          o    Agreements  with  foreign  suppliers  to meet  certain  workplace standards;
          o    How company and vendor  facilities are monitored;
          o    Peer company adherence to the Principles;
          o    Costs and feasibility/legality of implementing the Principles;
          o    Control of company and  involvement  of Chinese  army/government;
               and
          o Whether the company has been recently involved in labor and human rights controversies or violations.

     o    Country-specific human rights reports
          Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
          o    The nature and amount of company business in that country;
          o    The company's workplace code of conduct;
          o    Proprietary and confidential information involved;
          o Company compliance with U.S. regulations on investing in the country; and
          o    Level of peer company involvement in the country.

     o    International Codes of Conduct/Vendor Standards
          Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
          o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;
          o Agreements with foreign suppliers to meet certain workplace standards;
          o    How company and vendor facilities are monitored;
          o    Company participation in fair labor organizations;
          o    Type of business;
          o    Proportion of business conducted overseas;
          o    Countries of operation with known human rights abuses;

          o Whether the company has been recently involved in labor and human rights controversies or violations;
          o    Peer company standards and practices; and
          o    Union presence in company's international factories.

          Generally vote AGAINST proposals that mandate outside independent monitoring, which may entail sizable costs to the company unless there are serious concerns or controversies surrounding the company's overseas operations.

          Generally  vote FOR  reports  outlining  vendor  standards  compliance unless:
          o The company does not operate in countries with significant human rights violations;
          o    The  company  has  no  recent  human  rights   controversies   or
               violations; or
          o The company already publicly discloses information on its vendor standards compliance.

     o    MacBride Principles
          Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
          o Company compliance with or violations of the Fair Employment Act of 1989;
          o Company antidiscrimination policies that already exceed the legal requirements;
          o    The cost and feasibility of adopting all nine principles;
          o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);
          o    The potential for charges of reverse discrimination;
          o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;
          o    The level of the company's investment in Northern Ireland;
          o    The number of company employees in Northern Ireland;
          o    The  degree  that  industry   peers  have  adopted  the  MacBride
               Principles; and
          o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

     o    Foreign Military Sales/Offsets
          Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

     o    Landmines
          Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine and cluster bomb production, taking into account:
          o Whether the company currently manufactures landmines or landmine components and
          o    Whether the company's peers have renounced future production.

     o    Spaced-Based Weaponization
          Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:
          o    The information is already publicly available or
          o    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

     o    Board Diversity
          Generally vote FOR reports on the company's efforts to diversify the board, unless:
          o The board composition is reasonably inclusive in relation to companies of similar size and business or
          o The board already reports on its nominating procedures and diversity initiatives.

         Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
          o    The degree of board diversity;
          o    Comparison with peer companies;
          o    Established process for improving board diversity;

          o    Existence of independent  nominating committee;
          o    Use of outside search firm; and
          o    History of EEO violations.

     o    Equal Employment Opportunity (EEO)
          Generally vote FOR reports outlining the company's affirmative action initiatives unless:
          o    The company has well-documented equal opportunity programs;
          o    The  company  already   publicly   reports  on  its  company-wide
               affirmative initiatives and provides data on its workforce diversity; and
          o    The company has no recent EEO-related violations or litigation.

          Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

     o    Glass Ceiling
          Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
          o The composition of senior management and the board is fairly inclusive;
          o The company has well-documented programs addressing diversity initiatives and leadership development;
          o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and/or
          o    The company has no recent EEO-related violations or litigation.

     o    Sexual Orientation
          Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:
          o Whether the company's EEO policy is already in compliance with federal, state, and local laws;
          o    Whether the company has any recent EEO  violations or litigation;
               and
          o Whether the company faced controversies regarding unfair treatment of gay and lesbian employees.

          Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

________________________________________________________________________________



                           THE CHESAPEAKE GROWTH FUND


________________________________________________________________________________

                 a series of the Gardner Lewis Investment Trust


                              Institutional Shares



                                  Annual Report


                       FOR THE YEAR ENDED OCTOBER 31, 2003



                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317



                           THE CHESAPEAKE GROWTH FUND
                            116 South Franklin Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-430-3863


This report and the financial statements contained herein are submitted for the general information of the shareholders of The Chesapeake Growth Fund (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the Fund for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., Post Office Drawer 4365, Rocky Mount, North Carolina 27803, Phone 1-800-773-3863

                           ____________________________

                              THE CHESAPEAKE FUNDS
                           ____________________________





                                                               December 10, 2003







2003 FISCAL YEAR COMMENTARY





CHESAPEAKE GROWTH FUND
November 1, 2002 to October 31, 2003





MARKET ENVIRONMENT. The stock market was showing positive signs last fall as the Fund began its fiscal year; but by December 2002 it was once again testing the nerves of investors. Corporate earnings data had improved throughout 2002, but by year-end investors had become concerned that economic recovery could be derailed by geopolitical developments. December, January, and February saw broad market losses as investors were gripped by the looming confrontation with Iraq and the discord among U.S. global allies. Talk of global destabilization, deflation and double-dipping back into recession began to dominate the investment discussion.

In March, though, investors started looking past the Iraq conflict and began to focus again on the prospect of economic recovery. The market moved off its lows and gained momentum as improving economic and corporate results began to fuel a better outlook on the part of investors. From the March 11, 2003 low through the Fund's fiscal year-end, the S&P 500 Total Return Index gained 32.67% and the Russell 2000 Total Return Index of smaller company stocks gained 53.51%^i (the Fund A shares gained 52.40% and the Fund Institutional shares gained 53.34% over the same period, please refer to the Fund's Performance Update section for a more comprehensive review of Fund performance).

A notable phenomenon this year has been the striking outperformance of smaller company stocks compared to large cap stocks. During the Fund's fiscal year, the Russell 2000 Total Return Index of small company stocks was up 43.37% while the


______________
^i Source: Bloomberg. S&P 500 Total Return and Russell 2000 Total Return indices from March 11, 2003 to October 31, 2003.

S&P 500 Total Return Index of large company stocks was up 20.80%.^ii It is not unusual for smaller capitalization stocks to outperform during periods of economic rebound, as slight improvements in sales can have magnified effects to the profitability of small companies. In fact, the strength of smaller cap stocks gives evidence to investors' belief that the economic rebound is real and sustainable.

The Fund's holdings have historically spanned a wide range of market capitalizations, including investments in large-cap, mid-cap, and small-cap stocks. Throughout this fiscal year, the Fund was invested more heavily in the stocks of mid-cap companies, and this is an important factor in explaining the Fund's performance relative to the large-company S&P 500 Total Return and the small-company Russell 2000 Total Return indices this fiscal year (see table below for details).

We believe that the period during the Fund's fiscal year was difficult for many fundamentally oriented investors. In fact, according to Lipper Research most mutual funds underperformed their respective indices during the Fund's fiscal year:^iii

Average Small-Cap Mutual Fund                                       38.81%*
     Russell 2000 Total Return Index of Small-Cap Stocks            43.37%*

Average Mid-Cap Mutual Fund                                         32.60%*
     Russell Midcap Total Return Index of Mid-Cap Stocks            35.88%*

Average Large-Cap Mutual Fund                                       17.75%*
     S&P 500 Total Return Index of Large-Cap Stocks                 20.80%*

Chesapeake Growth Fund Institutional Shares                         36.54%

Chesapeake Growth Fund A Shares                                     35.32%

      *Source:  Lipper Research; Prudential Securities; Bloomberg.

(Please refer to the Fund's Performance Update section for a more comprehensive review of Fund performance).

The investment process employed for the Fund focuses primarily on individual companies rather than broader thematic issues. We believe it has been a difficult period for this type of investment process. Thematic issues regarding economic and global events have dominated the attention of many investors, shifting their focus away from company specific developments. We believe that stock prices ultimately have to reflect the businesses prospects of their underlying companies, but over shorter periods of time this may not be the case. As the economy has begun to show more consistent signs of improvement, however, it appears as though investors are beginning to focus once again on the businesses of companies, and this may prove to be an important driver of Fund returns in the coming period.





______________
^ii Source: Bloomberg. S&P 500 Total Return and Russell 2000 Total Return indices.
^iii Source: Mutual fund data: Lipper Research and Prudential Securities. Index data: Bloomberg.

PORTFOLIO REVIEW. The following table breaks out the Fund's holdings by economic sector and compares 2002 and 2003 fiscal year-end holdings.^iv

     ------------------------------------ ------------- --------------
                  Economic                     Fund          Fund
                   Sector                   10/31/2002    10/31/2003
     ------------------------------------ ------------- --------------
     Consumer Discretionary                        29%            29%
     Consumer Staples                               1%             2%
     Energy                                         2%             3%
     Financials                                    11%             5%
     Health Care                                   21%            20%
     Industrials                                    9%             2%
     Information Technology                        21%            33%
     Materials                                      4%             5%
     Telecom Services                               0%             0%
     Utilities                                      0%             1%
     Cash                                           2%             1%
     ------------------------------------ ------------- --------------
      Total                                       100%           100%
     ------------------------------------ ------------- --------------

Information Technology, Health Care, and Consumer Discretionary represented the Fund's largest sector exposures during the fiscal year. All sectors were profitable with exception of Energy and Utilities which posted slight losses. The Consumer Discretionary sector made the largest contribution to profits, led by Amazon and Sears in the retail group.

Information Technology was another major contributor to Fund profits. Within Technology, results were positive in the semiconductor and hardware groups, while the software group showed slight losses.

The Fund's Health Care sector had broad gains. Boston Scientific and INAMED led gains in the medical devices group, which more than offset losses in the medical services group created by HEALTHSOUTH; while Teva Pharmaceutical posted strong profits in the drug group.

The Fund's most important individual contributors to profits this fiscal year included: Amazon.Com (Consumer Discretionary, e-commerce); Sears (Consumer Discretionary, retail); Boston Scientific (Health Care, medical devices); Teva Pharmaceutical ADR (Health Care, pharmaceuticals); Seagate Technology (Information Technology, disk drives).

Notable detractors included: HEALTHSOUTH (Health Care, rehab centers); Overture Services (Information Technology, internet software); Mirant (Utilities, independent power producers); Blockbuster (Consumer Discretionary, retail); Concord EFS (Information Technology, business services).

Please refer to the Portfolio of Investments section for a complete listing of Fund holdings and the amount each represents of the portfolio.

______________
^iv For sector classifications, the Standard & Poor's Global Industry Classification Standard (GICS) is used. Standard & Poor's made changes to the GICS categories in May 2003 which are used for historical sector weightings here.

OUTLOOK. The economic recovery appears now to be well underway. The most recent GDP (Gross Domestic Product) figures indicate a 8.2% growth rate in the third quarter; consumer confidence and retail sales have upticked dramatically and durable goods and new factory orders are showing positive comparisons. Even the employment data, which typically lags the economy, has recently begun to show improvement.^v The stock market tends to be a leading economic indicator, rising or falling well ahead of changes in the business cycle. As such, the market's strength this year bodes well for continued improvement in the broader economy. However, we do not rely on macroeconomic or broad market changes to drive appreciation in our portfolio companies.

While other investment approaches might focus on top down macroeconomic factors, we concentrate on business prospects at the company level. We make thousands of calls and visits to business leaders each year in an effort to better and sooner understand changes occurring in and around their companies. Our interviews with companies' competitors, customers, and suppliers lets us understand the entire economic food chain, and often give us our most valuable insights into our own portfolio companies' prospects. During some periods of time the market may be driven by investors' preoccupation with broader issues, but in the end the market is comprised of individual companies whose stocks are ultimately priced based upon their unique business circumstances.

Our conversations with industry leaders indicate an important change in their outlooks. Company managements are beginning to worry that under-investment in their businesses might leave them unable to benefit fully from the economic rebound; whereas only months ago they still feared the rebound was too uncertain to justify normal levels of capital spending. Business cycles are driven by broad swings in sentiment and in some ways can be self fulfilling. It appears that we have now transitioned from a vicious cycle of doubt to the early stages of a virtuous cycle of confidence among corporate leaders.

Sincerely,


/s/ W. Whitfield Gardner                        /s/ John L. Lewis, IV
_________________________                       _____________________
W. Whitfield Gardner                            John L. Lewis, IV




Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investment in the Fund is subject to investment risks, including, without limitation, risk related to investment in equity securities, market risk, risk related to investment in medium capitalization companies, investment advisor risk and other risks as set forth in the prospectus. For more complete information regarding the Fund, including additional information about risks, charges and expenses, obtain a prospectus by calling the Fund directly at (800) 430-3863 or the Fund's Advisor at (610) 558-2800. Please read the prospectus carefully before you invest.


______________

^v Source: Barron's Online. Based on 3rd Quarter GDP figures, November Consumer Confidence, October Retail Store Sales, October Durable Goods Orders, September New Factory Orders, October Unemployment Rate, November Initial Jobless Claims.

                           THE CHESAPEAKE GROWTH FUND
                              Institutional Shares

                   Performance Update - $1,000,000 Investment

                 For the period from April 6, 1994 (Commencement
                       of Operations) to October 31, 2003

--------------------------------------------------------------------------------
                The Chesapeake Growth      S&P Total            Russell 2000
                 Fund Institutional       Return Index              Index
--------------------------------------------------------------------------------
    4/6/1994         $1,000,000           $1,000,000             $1,000,000
   4/30/1994          1,017,400            1,007,167                992,221
  10/31/1994          1,124,400            1,070,963              1,001,925
   4/30/1995          1,189,000            1,183,075              1,045,731
  10/31/1995          1,494,000            1,354,144              1,171,751
   4/30/1996          1,569,646            1,540,512              1,387,973
  10/31/1996          1,532,177            1,680,419              1,368,020
   4/30/1997          1,573,697            1,927,709              1,388,844
  10/31/1997          1,996,995            2,220,039              1,766,013
   4/30/1998          2,158,190            2,719,366              1,980,362
  10/31/1998          1,740,402            2,708,251              1,560,552
   4/30/1999          2,147,448            3,312,796              1,798,493
  10/31/1999          2,368,125            3,403,442              1,793,705
   4/30/2000          3,614,225            3,648,312              2,132,047
  10/31/2000          3,740,973            3,610,747              2,109,533
   4/30/2001          2,845,750            3,175,053              2,073,312
  10/31/2001          2,034,184            2,711,526              1,845,018
   4/30/2002          2,118,671            2,774,140              2,215,026
  10/31/2002          1,559,460            2,301,917              1,631,760
   4/30/2003          1,580,563            2,404,988              1,755,226
  10/31/2003          2,129,222            2,780,725              2,339,573


This graph depicts the performance of The Chesapeake Growth Fund (the "Fund") Institutional Shares versus the S&P 500 Total Return Index and the Russell 2000 Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

                          Average Annual Total Returns

            --------------- ---------------- ----------------------
                                                  Since 4/6/94
                One Year       Five Years       (Commencement of
                                                   Operations)
            --------------- ---------------- ----------------------
                 36.54%           4.12%               8.21%
            --------------- ---------------- ----------------------


>>   The  graph  assumes  an  initial  $1,000,000  investment  at April 6,  1994
     (commencement  of  operations).   All  dividends  and   distributions   are
     reinvested.

>> At October 31, 2003, the value of the Fund's Institutional Shares would have increased to $2,129,222 - a cumulative total investment return of 112.92% since April 6, 1994.

>> At October 31, 2003, the value of a similar investment in the S&P 500 Total Return Index would have increased to $2,780,725 - a cumulative total investment return of 178.07%; while a similar investment in the Russell 2000 Index would have increased to $2,339,573 - a cumulative total investment return of 133.96% since April 6, 1994.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                                     THE CHESAPEAKE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          October 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 99.50%

      Apparel Manufacturing - 4.14%
           Jones Apparel Group, Inc. .................................................               45,700            $  1,576,650
                                                                                                                       ------------

      Broadcast - Cable - 3.15%
           Clear Channel Communications, Inc. ........................................               19,600                 800,072
           Grupo Televisa S.A. - ADR .................................................               10,300                 399,125
                                                                                                                       ------------
                                                                                                                          1,199,197
                                                                                                                       ------------
      Commercial Services - 3.14%
        (a)Cendant Corporation .......................................................               37,200                 759,996
           Moody's Corporation .......................................................                7,500                 433,725
                                                                                                                       ------------
                                                                                                                          1,193,721
                                                                                                                       ------------
      Computer Software & Services - 5.54%
        (a)CheckFree Corp. ...........................................................               28,300                 779,099
        (a)McData Corporation ........................................................               56,500                 583,645
        (a)Siebel Systems, Inc. ......................................................               59,400                 747,846
                                                                                                                       ------------
                                                                                                                          2,110,590
                                                                                                                       ------------
      Computers - 4.37%
        (a)EMC Corporation ...........................................................               57,900                 801,336
           Seagate Technology Holdings ...............................................               37,400                 859,452
                                                                                                                       ------------
                                                                                                                          1,660,788
                                                                                                                       ------------
      Electronics - 2.96%
           Harman International Industries, Incorporated .............................                3,700                 474,340
           Motorola, Inc. ............................................................               48,200                 652,146
                                                                                                                       ------------
                                                                                                                          1,126,486
                                                                                                                       ------------
      Electronics - Semiconductor - 15.56%
        (a)Applied Materials, Inc. ...................................................               34,300                 801,591
        (a)Fairchild Semiconductor Corporation .......................................               37,000                 836,200
        (a)International Rectifier Corporation .......................................               11,600                 553,668
        (a)LSI Logic Corporation .....................................................               79,600                 735,504
        (a)Marvell Technology Group, LTD .............................................               18,300                 802,821
           Microchip Technology, Inc. ................................................               21,300                 696,723
        (a)Micron Technology, Inc. ...................................................               45,900                 658,206
           Texas Instruments, Inc. ...................................................               28,800                 832,896
                                                                                                                       ------------
                                                                                                                          5,917,609
                                                                                                                       ------------
      Energy - 2.31%
           CONSOL Energy Inc. ........................................................               40,500                 878,850
                                                                                                                       ------------

      Entertainment - 1.82%
        (a)Gemstar-TV Guide International, Inc. ......................................               30,300                 142,107
        (a)USA Interactive ...........................................................               15,000                 550,650
                                                                                                                       ------------
                                                                                                                            692,757
                                                                                                                       ------------



                                                                                                                         (Continued)


                                                     THE CHESAPEAKE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          October 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

      Financial - Consumer Credit - 3.83%
        (a)AmeriCredit Corporation .................................................                 55,100            $    738,340
           Capital One Financial Corporation .......................................                 11,800                 717,440
                                                                                                                       ------------
                                                                                                                          1,455,780
                                                                                                                       ------------
      Food - Wholesale - 1.64%
        (a)Dean Foods Company ......................................................                 20,600                 623,150
                                                                                                                       ------------

      Homebuilders - 4.26%
           D.R. Horton, Inc. .......................................................                 19,950                 794,010
           Lennar Corporation Class A ..............................................                  9,000                 826,650
                                                                                                                       ------------
                                                                                                                          1,620,660
                                                                                                                       ------------
      Medical - Hospital Management & Services - 1.00%
           HCA Inc. ................................................................                  9,900                 378,675
                                                                                                                       ------------

      Medical - Pharmaceutical Services - 1.64%
        (a)Millenium Pharmaceuticals, Inc. .........................................                 39,100                 622,472
                                                                                                                       ------------

      Medical Supplies - 11.40%
        (a)Boston Scientific Corporation ...........................................                 19,900               1,347,628
        (a)INAMED Corporation ......................................................                 12,400               1,070,988
        (a)St. Jude Medical, Inc. ..................................................                 16,600                 965,456
        (a)Zimmer Holdings, Inc. ...................................................                 14,900                 950,769
                                                                                                                       ------------
                                                                                                                          4,334,841
                                                                                                                       ------------
      Oil & Gas - Equipment & Services - 3.04%
        (a)BJ Services Company .....................................................                 11,300                 370,753
        (a)Nabors Industries, Inc. .................................................                  9,300                 351,540
           Pride International, Inc. ...............................................                 26,600                 435,708
                                                                                                                       ------------
                                                                                                                          1,158,001
                                                                                                                       ------------
      Packaging & Containers - 2.25%
        (a)Crown Holdings Inc. .....................................................                108,500                 857,150
                                                                                                                       ------------

      Pharmaceuticals - 4.12%
           Mylan Laboratories Inc. .................................................                 24,300                 586,845
           Teva Pharmaceuticals Industries Ltd. - ADR ..............................                 17,200                 978,508
                                                                                                                       ------------
                                                                                                                          1,565,353
                                                                                                                       ------------
      Pharmaceutical Services - 1.81%
        (a)Caremark Rx, Inc. .......................................................                 27,500                 688,875
                                                                                                                       ------------

      Retail - Apparel - 3.28%
           Ross Stores, Inc. .......................................................                 12,400                 620,124
           TJX Companies, Inc. .....................................................                 29,900                 627,601
                                                                                                                       ------------
                                                                                                                          1,247,725
                                                                                                                       ------------


                                                                                                                      (Continued)

                                                     THE CHESAPEAKE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          October 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

      Retail - Department - 5.15%
           Sears, Roebuck and Company .....................................................          37,200            $  1,957,836
                                                                                                                       ------------

      Retail - Specialty Line - 4.71%
        (a)Amazon.com, Inc. ...............................................................          13,500                 734,670
           Circuit City Stores - Circuit City Group .......................................          51,400                 490,356
           Michaels Stores, Inc. ..........................................................          11,900                 564,893
                                                                                                                       ------------
                                                                                                                          1,789,919
                                                                                                                       ------------
      Shoes - Leather - 1.29%
           Nike, Inc. .....................................................................           7,700                 492,030
                                                                                                                       ------------
      Telecommunications - Equipment - 6.01%
        (a)Advanced Fibre Communications, Inc. ............................................          28,300                 681,181
        (a)Advanced Micro Devices, Inc. ...................................................          59,700                 907,440
           QUALCOMM Inc. ..................................................................          14,700                 698,250
                                                                                                                       ------------
                                                                                                                          2,286,871
                                                                                                                       ------------
      Utilities - Electric & Gas - 1.08%
        (a)Dynegy, Inc. ...................................................................         102,400                 410,624
                                                                                                                       ------------
           Total Common Stocks (Cost $27,687,503) .........................................                              37,846,610
                                                                                                                       ------------
INVESTMENT COMPANY - 0.67%

           AIM Liquid Assets Portfolio - Institutional Class ..............................         256,989                 256,989
           (Cost $256,989)

Total Value of Investments (Cost $27,944,492 (b)) .........................................          100.17 %          $ 38,103,599
Liabilities in Excess of Other Assets .....................................................           (0.17)%               (65,661)
                                                                                                                       ------------
      Net Assets ..........................................................................          100.00 %          $ 38,037,938
                                                                                                    =======            ============

      (a)  Non-income producing investment ................................................
      (b)  Aggregate  cost for  federal  income  tax  purposes  is $29,309,647. Unrealized appreciation/(depreciation)
           of investments for federal income tax purposes is as follows:

           Unrealized appreciation ........................................................................            $ 10,545,877
           Unrealized depreciation ........................................................................              (1,751,925)
                                                                                                                       ------------
                      Net unrealized appreciation .........................................................            $  8,793,952
                                                                                                                       ============

      The following acronym is used in this portfolio:
           ADR - American Depository Receipt




See accompanying notes to financial statements

                                                     THE CHESAPEAKE GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                          October 31, 2003


ASSETS
      Investments, at value (cost $27,944,492) .......................................................                 $ 38,103,599
      Income receivable ..............................................................................                        1,440
      Receivable for fund shares sold ................................................................                           84
      Prepaid expenses ...............................................................................                        6,799
                                                                                                                       ------------

           Total assets ..............................................................................                   38,111,922
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ...............................................................................                       46,332
      Payable for investment purchases ...............................................................                        6,328
      Disbursements in excess of cash on demand deposit ..............................................                        3,072
      Other liabilities ..............................................................................                       18,252
                                                                                                                       ------------

           Total liabilities .........................................................................                       73,984
                                                                                                                       ------------

NET ASSETS ...........................................................................................                 $ 38,037,938
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital ................................................................................                 $108,393,134
      Accumulated net realized loss on investments ...................................................                  (80,514,303)
      Net unrealized appreciation on investments .....................................................                   10,159,107
                                                                                                                       ------------
                                                                                                                       $ 38,037,938
                                                                                                                       ============
INSTITUTIONAL SHARES
      Net asset value, redemption and offering price per share
           ($29,450,988/2,917,726 shares) ............................................................                 $      10.09
                                                                                                                       ============

CLASS A INVESTOR SHARES
      Net asset value, redemption and offering price per share
           ($8,586,950/899,758 shares) ...............................................................                 $       9.54
                                                                                                                       ============
      Maximum offering price per share (100/97 of $9.54) .............................................                 $       9.84
                                                                                                                       ============
















See accompanying notes to financial statements

                                                   THE CHESAPEAKE GROWTH FUND

                                                    STATEMENT OF OPERATIONS

                                                  Year ended October 31, 2003


NET INVESTMENT LOSS

      Income
           Dividends .....................................................................................             $    434,569
                                                                                                                       ------------

      Expenses
           Investment advisory fees (note 2) .............................................................                1,074,097
           Fund administration fees (note 2) .............................................................                   41,316
           Distribution and service fees - Class A Investor Shares (note 3) ..............................                   20,431
           Custody fees ..................................................................................                   30,259
           Registration and filing administration fees (note 2) ..........................................                   10,600
           Fund accounting fees (note 2) .................................................................                   58,201
           Audit fees ....................................................................................                   21,250
           Legal fees ....................................................................................                   16,223
           Securities pricing fees .......................................................................                    4,576
           Shareholder administration fees (note 2) ......................................................                   25,000
           Shareholder recordkeeping fees (note 2) .......................................................                   27,000
           Shareholder servicing expenses ................................................................                    4,237
           Registration and filing expenses ..............................................................                   14,833
           Printing expenses .............................................................................                   10,581
           Trustee fees and meeting expenses .............................................................                    8,517
           Other operating expenses ......................................................................                   17,922
                                                                                                                       ------------

               Total expenses ............................................................................                1,385,043
                                                                                                                       ------------

                    Less expense reimbursements (note 5) .................................................                  (85,629)
                                                                                                                       ------------

               Net expenses ..............................................................................                1,299,414
                                                                                                                       ------------

                    Net investment loss ..................................................................                 (864,845)
                                                                                                                       ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

      Net realized gain from investment transactions .....................................................                9,261,725
      Change in unrealized appreciation (depreciation) on investments ....................................               22,340,988
                                                                                                                       ------------

           Net realized and unrealized gain on investments ...............................................               31,602,713
                                                                                                                       ------------

               Net increase in net assets resulting from operations ......................................             $ 30,737,868
                                                                                                                       ============








See accompanying notes to financial statements

                                                     THE CHESAPEAKE GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                   For the Years ended October 31,


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   2003                    2002
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
     Operations
         Net investment loss .............................................................     $   (864,845)           $ (1,535,457)
         Net realized gain (loss) from investment transactions ...........................        9,261,725             (23,978,701)
         Change in unrealized appreciation (depreciation) on investments .................       22,340,988             (14,400,162)
                                                                                               ------------            ------------

              Net increase (decrease) in net assets resulting from operations ............       30,737,868             (39,914,320)

     Distributions to shareholders from
         Net realized gain from investment transactions ..................................                0                (203,700)
                                                                                               ------------            ------------

     Capital share transactions
         Decrease in net assets resulting from capital share transactions (a) ............     (121,746,558)             (5,115,093)
                                                                                               ------------            ------------

                     Total decrease in net assets ........................................      (91,008,690)            (45,233,113)

NET ASSETS
     Beginning of year ...................................................................      129,046,628             174,279,741
                                                                                               ------------            ------------

     End of year .........................................................................     $ 38,037,938            $129,046,628
                                                                                               ============            ============

(a) A summary of capital share activity follows:
                                                             -----------------------------------------------------------------------
                                                                            2003                                  2002
--------------------------------------------------------          Shares               Value             Shares              Value
               INSTITUTIONAL SHARES                          -----------------------------------------------------------------------
--------------------------------------------------------

Shares sold ............................................           744,038     $  5,403,620          2,097,199        $  21,075,780
Shares issued for reinvestment of distributions ........                 0                0              6,363               66,297
Shares redeemed ........................................        (3,723,533)     (28,986,359)        (2,283,514)        (22,415,202)
                                                             -------------     ------------      -------------        -------------
     Net decrease ......................................        (2,979,495)    $(23,582,739)          (179,952)       $  (1,273,125)
                                                             =============     ============      =============        =============
--------------------------------------------------------
             CLASS A INVESTOR SHARES
--------------------------------------------------------
Shares sold ............................................           103,500     $     739,120          1,208,191       $  11,994,029
Shares issued for reinvestment of distributions ........                 0                 0              1,832              18,341
Shares redeemed ........................................          (402,864)       (3,146,602)        (1,652,088)        (15,969,348)
                                                             -------------     -------------      -------------       -------------
     Net decrease ......................................          (299,364)    $  (2,407,482)          (442,065)      $  (3,956,978)
                                                             =============     =============      =============       =============
--------------------------------------------------------
            SUPER-INSTITUTIONAL SHARES
--------------------------------------------------------
Shares sold ............................................                 0     $           0                  0       $           0
Shares issued for reinvestment of distributions ........                 0                 0             10,891             115,010
Shares redeemed ........................................       (10,270,512)      (95,756,337)                 0                   0
                                                             -------------     -------------      -------------       -------------
     Net (decrease) increase ...........................       (10,270,512)    $ (95,756,337)            10,891       $     115,010
                                                             =============     =============      =============       =============
--------------------------------------------------------
                   FUND SUMMARY
--------------------------------------------------------
Shares sold ............................................           847,538     $   6,142,740          3,305,390       $  33,069,809
Shares issued for reinvestment of distributions ........                 0                 0             19,086             199,648
Shares redeemed ........................................       (14,396,909)     (127,889,298)        (3,935,602)        (38,384,550)
                                                             -------------     -------------      -------------       -------------
     Net decrease ......................................       (13,549,371)    $(121,746,558)          (611,126)      $  (5,115,093)
                                                             =============     =============      =============       =============


See accompanying notes to financial statements

                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                        INSTITUTIONAL SHARES

------------------------------------------------------------------------------------------------------------------------------------
                                                    Year ended   Year ended   Period ended   Year ended    Year ended   Year ended
                                                    October 31,  October 31,   October 31,  February 28,  February 29,  February 28,
                                                       2003         2002         2001 (a)       2001         2000          1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .............   $    7.39   $    9.65    $   13.35      $   33.08    $   16.60    $   17.86
                                                     ---------   ---------    ---------      ---------    ---------    ---------
   Income (loss) from investment operations
        Net investment loss ......................       (0.10)      (0.09)       (0.06)         (0.15)       (0.21)       (0.17)
        Net realized and unrealized gain (loss)
            on investments........................        2.80       (2.16)       (3.64)         (8.38)       17.92        (0.63)
                                                     ---------   ---------    ---------      ---------    ---------    ---------

            Total from investment operations .....        2.70       (2.25)       (3.70)         (8.53)       17.71        (0.80)
                                                     ---------   ---------    ---------      ---------    ---------    ---------

   Distributions to shareholders from
        Distribution in excess of net realized gains      0.00        0.00         0.00           0.00         0.00        (0.03)
        Net realized gain from investment transactions    0.00       (0.01)        0.00         (11.20)       (1.23)       (0.43)
                                                     ---------   ---------    ---------      ---------    ---------    ---------
            Total distributions ..................        0.00       (0.01)        0.00         (11.20)       (1.23)       (0.46)
                                                     ---------   ---------    ---------      ---------    ---------    ---------

Net asset value, end of period ...................   $   10.09   $    7.39    $    9.65      $   13.35    $   33.08    $   16.60
                                                     =========   =========    =========      =========    =========    =========


Total return .....................................       36.54 %    (23.34)%     (27.72)%       (32.25)%     110.91 %      (4.51)%
                                                     =========   =========    =========      =========    =========    =========

Ratios/supplemental data
   Net assets, end of period (000's) .............   $  29,451   $  43,565    $  58,667      $  75,221    $ 120,416    $  63,426
                                                     =========   =========    =========      =========    =========    =========

   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees     1.35 %      1.26 %       1.23 %(b)      1.18 %       1.21 %       1.22 %
        After expense reimbursements and waived fees      1.25 %      1.20 %       1.20 %(b)      1.17 %       1.17 %       1.15 %
   Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees    (0.96)%     (1.03)%      (0.78)%(b)     (0.95)%      (1.03)%      (0.87)%
        After expense reimbursements and waived fees     (0.86)%     (0.97)%      (0.74)%(b)     (0.93)%      (1.00)%      (0.80)%

   Portfolio turnover rate .......................       85.67 %    104.17 %      96.61 %       124.81 %     165.92 %     121.48 %

(a)   For the period from March 1, 2001 to October 31, 2001 (note 1).
(b) Annualized.

                                                                                                                        (Continued)

                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                       CLASS A INVESTOR SHARES

------------------------------------------------------------------------------------------------------------------------------------
                                                    Year ended   Year ended   Period ended   Year ended    Year ended   Year ended
                                                    October 31,  October 31,   October 31,  February 28,  February 29,  February 28,
                                                       2003         2002         2001 (a)       2001         2000          1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .............   $    7.05   $    9.28    $   12.88      $   32.47    $   16.37    $   17.69

      Income (loss) from investment operations
           Net investment loss ...................       (0.16)      (0.17)       (0.11)         (0.22        (0.33)       (0.24)
           Net realized and unrealized gain (loss)
            on investments                                2.65       (2.05)       (3.49)         (8.17)       17.66        (0.62)
                                                     ---------   ---------    ---------      ---------    ---------    ---------
               Total from investment operations           2.49       (2.22)       (3.60)         (8.39)       17.33        (0.86)
                                                     ---------   ---------    ---------      ---------    ---------    ---------

      Distributions to shareholders from
           Distribution in excess of net realized gains   0.00        0.00         0.00           0.00         0.00        (0.03)
           Net realized gain from investment transactions 0.00       (0.01)        0.00         (11.20)       (1.23)       (0.43)
                                                     ---------   ---------    ---------      ---------    ---------    ---------
               Total distributions ..............         0.00       (0.01)        0.00         (11.20)       (1.23)       (0.46)
                                                     ---------   ---------    ---------      ---------    ---------    ---------

Net asset value, end of period .................     $    9.54   $    7.05    $    9.28      $   12.88    $   32.47    $   16.37
                                                     =========   =========    =========      =========    =========    =========

Total return (c) ................................        35.32 %    (23.95)%     (27.89)%       (32.52)%     110.07 %      (4.83)%
                                                     =========   =========    =========      =========    =========    =========

Ratios/supplemental data
      Net assets, end of period (000's) .........    $   8,587   $   8,452    $  15,225      $  25,779    $  33,200    $  25,797
                                                     =========   =========    =========      =========    =========    =========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees  2.25 %      1.93 %       1.72 %(b)      1.53 %       1.59 %       1.60 %
           After expense reimbursements and waived fees   2.16 %      1.87 %       1.69 %(b)      1.51 %       1.56 %       1.53 %
      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees (1.86)%     (1.69)%      (1.27)%(b)     (1.29)%      (1.41)%      (1.26)%
           After expense reimbursements and waived fees  (1.77)%     (1.63)%      (1.23)%(b)     (1.28)%      (1.38)%      (1.18)%

      Portfolio turnover rate .......................    85.67 %    104.17 %       96.61 %      124.81 %     165.92 %     121.48 %

(a) For the period from March 1, 2001 to October 31, 2001 (note 1).
(b) Annualized.
(c) Total return does not reflect payment of a sales charge.

                                                                                                                        (Continued)

                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                     SUPER-INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                   Period ended  Year ended   Period ended   Year ended    Year ended   Year ended
                                                   September 17, October 31,   October 31,   February 28,  February 29, February 28,
                                                      2003          2002        2001 (b)         2001          2000        1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........       $   7.50   $    9.78    $   13.52      $   33.30    $   16.68    $   17.92

      Income (loss) from investment operations
           Net investment loss ................           0.00       (0.08)       (0.05)         (0.15)       (0.18)       (0.11)
           Net realized and unrealized gain (loss)
              on investments                              2.09       (2.19)       (3.69)         (8.43)       18.03        (0.67)
                                                     ---------   ---------    ---------      ---------    ---------    ---------
               Total from investment operations           2.09       (2.27)       (3.74)         (8.58)       17.85        (0.78)
                                                     ---------   ---------    ---------      ---------    ---------    ---------

      Distributions to shareholders from
           Liquidation of shares (see note 1) ...        (9.59)       0.00         0.00           0.00         0.00         0.00
           Distribution in excess of net realized gains   0.00        0.00         0.00           0.00         0.00        (0.03)
           Net realized gain from investment transactions 0.00       (0.01)        0.00         (11.20)       (1.23)       (0.43)
                                                     ---------   ---------    ---------      ---------    ---------    ---------
               Total distributions ..............         0.00       (0.01)        0.00         (11.20)       (1.23)       (0.46)
                                                     ---------   ---------    ---------      ---------    ---------    ---------

Net asset value, end of period ..................     $   0.00   $    7.50    $    9.78      $   13.52    $   33.30    $   16.68
                                                     =========   =========    =========      =========    =========    =========


Total return ....................................        27.87 %    (23.23)%     (27.66)%       (32.17)%     111.10 %      (4.32)%
                                                     =========   =========    =========      =========    =========    =========

Ratios/supplemental data
      Net assets, end of period (000's) .........    $    0.00   $  77,029    $ 100,388      $ 138,736    $ 238,827    $ 113,148
                                                     =========   =========    =========      =========    =========    =========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees  1.14 %(b)   1.10 %       1.09 %(b)      1.06 %       1.08 %       1.05 %
           After expense reimbursements and waived fees   1.07 %(b)   1.04 %       1.05 %(b)      1.05 %       1.04 %       0.99 %
      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees (0.73)%(b)  (0.87)%      (0.64)%(b)     (0.83)%      (0.91)%      (0.71)%
           After expense reimbursements and waived fees  (0.66)%(b)  (0.81)%      (0.60)%(b)     (0.82)%      (0.87)%      (0.64)%

      Portfolio turnover rate ....................       85.67 %    104.17 %      96.61 %       124.81 %     165.92 %     121.48 %

(a)   For the period from March 1, 2001 to October 31, 2001 (note 1).
(b)   Annualized.

See accompanying notes to financial statements

                           THE CHESAPEAKE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                October 31, 2003



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

     The Chesapeake Growth Fund (the "Fund") is a diversified series of shares of beneficial interest of the Gardner Lewis Investment Trust (the "Trust"), a registered open-end management investment company. The Trust was organized on August 12, 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund changed its fiscal year-end from February 28 to October 31 beginning with the fiscal period ended October 31, 2001. As a result, the Financial Highlights include the period from March 1, 2001 through October 31, 2001. The investment objective of the Fund is to seek capital appreciation through investments in equity securities of medium and large capitalization companies, consisting primarily of common and preferred stocks and securities convertible into common stocks. Prior to April 26, 2000, the Fund offered five classes of shares - Super-Institutional, Institutional, Class A Investor, Class C Investor, and Class D Investor. On that date, Class C Investor and Class D Investor Shares were liquidated. On September 17, 2003, the Super-Institutional Shares were liquidated leaving two available classes of shares - Institutional Class Shares and Class A Investor Shares. The Institutional Shares are offered to institutional investors without a sales charge and bear no distribution and service fees. The Class A Investor Shares are offered with a sales charge and bear distribution fees.

     Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing distribution and service fees, and various expenses that can be attributed to specific class activity. Income, expenses (other than distribution and service fees, which are attributable to Class A Investor Shares based upon a set percentage of its net assets, and other expenses which can be traced to specific class activity), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges since the Trust shareholders vote in the aggregate, not by fund or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of a particular fund or class. The following is a summary of significant accounting policies followed by the Fund.

     A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last quoted sales price as of 4:00 p.m. Eastern time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by following procedures approved by the Board of Trustees of the Trust (the "Trustees"). Short-term investments are valued at cost, which approximates value.

     B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.








                                                                     (Continued)

                           THE CHESAPEAKE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                October 31, 2003



          The Fund has capital loss carryforwards for federal income tax purposes of $79,006,360 of which $53,488,256 expires in the year 2009 and $25,518,104 of which expires in the year 2010. It is the intention of the Trustees not to distribute any realized gains until the carryforwards have been offset or expire.

          As a result of the Fund's operating net investment loss, a reclassification adjustment of $864,845 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and increasing accumulated net realized loss on investments.

     C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

     D. Distributions to Shareholders - The Fund may declare dividends annually, generally payable on a date selected by the Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in November out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year.

     E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     Pursuant to an investment advisory agreement, Gardner Lewis Asset Management (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

     The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator received a fee at the annual rate of 0.075% of the average daily net assets for the Institutional Shares and for Class A Investor Shares, and received a fee at the annual rate of 0.015% of the average daily net assets for the Super-Institutional Shares. The Administrator also received a monthly fee of $2,250 for the Institutional Shares and for Class A Investor Shares, plus 0.01% of the annual net assets. The Administrator also received the following to procure and pay the custodian for the Trust: 0.02% on the first $100 million of the Fund's net assets and 0.009% on all assets over $100 million, plus transaction fees, with a minimum annual fee of $4,800. The Administrator receives a fee of $12,500 per year for shareholder administration costs for the Institutional Shares and for Class A Investor Shares. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities, which are believed to be immaterial in amount.




                                                                     (Continued)

                           THE CHESAPEAKE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                October 31, 2003



     NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent will be compensated for its services based upon a $15 fee per shareholder per year, subject to a minimum fee of $1,500 per month, plus $750 per month for each additional class of shares. For the fiscal year ended October 31, 2003, the Transfer Agent received $27,000 in such shareholder recordkeeping fees.

     Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made. For the year ended October 31, 2003, the Distributor retained sales charges in the amount of $697.

     Certain Trustees and officers of the Trust are also officers or directors of the Advisor or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

     The Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Act, adopted a distribution plan with respect to the Class A Investor Shares pursuant to Rule 12b-1 of the Act (the "Plan"). Rule 12b-1 regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

     The Plan provides that the Fund may incur certain costs, which may not exceed 0.25% per annum of the average daily net assets of Class A Investor Shares for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of Class A Investor Shares of the Fund or support servicing of shareholder accounts.

     The Fund incurred $20,431 in distribution and service fees under the Plan with respect to Class A Investor Shares for the year ended October 31, 2003.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments other than short-term investments aggregated $88,526,505 and $210,332,303, respectively, for the year ended October 31, 2003.


NOTE 5 - EXPENSE REDUCTIONS

     The Advisor has transacted certain portfolio trades with brokers who paid a portion of the Fund's expenses. For the year ended October 31, 2003, the Fund's expenses were reduced by $85,629 under these agreements.







                                                                     (Continued)

                           THE CHESAPEAKE GROWTH FUND

               ADDITIONAL INFORMATION ABOUT TRUSTEES AND OFFICERS

                                October 31, 2003
                                   (Unaudited)


The business and affairs of the Fund and the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-430-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Independent Trustees received aggregate compensation of $7,800 during the fiscal year ended October 31, 2003 from the Fund for their services to the Fund and Trust. The Interested Trustee and officers did not receive compensation from the Fund for their services to the Fund and Trust.


----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                              Position(s)  Length                                            Complex
          Name, Age,          held with    of Time         Principal Occupation(s)         Overseen by      Other Directorships
          and Address         Fund/Trust   Served            During Past 5 Years             Trustee          Held by Trustee
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
                                                      Independent Trustees
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
Jack E. Brinson, 71           Trustee     Since     Retired;  Previously,   President  of        3     Mr.  Brinson  serves  as  an
                                          8/92      Brinson   Investment  Co.   (personal              Independent  Trustee  of the
                                                    investments) and President of Brinson              following:   The  Nottingham
                                                    Chevrolet,  Inc. (auto dealership)                 Investment  Trust II for the
                                                                                                       eight  series of that trust;
                                                                                                       New  Providence   Investment
                                                                                                       Trust for the one  series of
                                                                                                       that trust; Hillman  Capital
                                                                                                       Management  Investment Trust
                                                                                                       for the two  series  of that
                                                                                                       trust;  and  de  Leon  Funds
                                                                                                       Trust for the  one series of
                                                                                                       that  trust  (all registered
                                                                                                       investment companies)
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
Theo H. Pitt, Jr., 67         Trustee     Since     Senior     Partner    of    Community        3     Mr.   Pitt   serves   as  an
                                          4/02      Financial  Institutions   Consulting,              Independent  Trustee  of the
                                                    since 1997; Account  Administrator of              following:   de  Leon  Funds
                                                    Holden  Wealth  Management  Group  of              Trust for the one  series of
                                                    Wachovia       Securities      (money              that Trust;  Hillman Capital
                                                    management  firm),  since  September,              Management   Investment  for
                                                    2003                                               the  two   series   of  that
                                                                                                       Trust    (all     registered
                                                                                                       investment companies)
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
                                                       Interested Trustee*
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
W. Whitfield Gardner, 40      Chairman    Since     Chairman and Chief Executive  Officer        3                  None
Chief Executive Officer       and         6/96      of Gardner  Lewis  Asset  Management,
The Chesapeake Funds          Chief                 LP  (Advisor);   Chairman  and  Chief
285  Wilmington-West Chester  Executive             Executive  Officer of  Gardner  Lewis
Pike                          Officer               Asset  Management,  Inc.  (investment
Chadds Ford,  Pennsylvania    (Principal            advisor)
19317                         Executive
                              Officer)
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
*Basis of  Interestedness.  W. Whitfield  Gardner is an Interested  Trustee because he is an officer and principal owner of Gardner
 Lewis Asset Management, L.P., the Fund's advisor.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         (Continued)


                                                     THE CHESAPEAKE GROWTH FUND

                                         ADDITIONAL INFORMATION ABOUT TRUSTEES AND OFFICERS

                                                          October 31, 2003
                                                             (Unaudited)

----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                              Position(s)  Length                                            Complex
          Name, Age,          held with    of Time         Principal Occupation(s)         Overseen by      Other Directorships
          and Address         Fund/Trust   Served            During Past 5 Years             Trustee          Held by Trustee
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
                                                                Officers
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
John L. Lewis, IV, 39         President   Since     President  of  Gardner   Lewis  Asset       n/a                   n/a
The Chesapeake Funds                      12/93     Management, LP, since April 1990
285 Wilmington-West Chester
Pike
Chadds  Ford, Pennsylvania
19317
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
C. Frank Watson, III, 33      Secretary   Secretary President    and   Chief    Operating       n/a                   n/a
                              and         since     Officer  of  The  Nottingham  Company
                              Treasurer   5/96;     (Administrator  to the  Fund),  since
                              (Principal  Treasurer 1999;  previously,   Chief  Operating
                              Financial   since     Officer of The Nottingham Company
                              Officer)    12/02
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
Julian G. Winters, 34         Assistant   Assistant Vice      President,       Compliance       n/a                   n/a
                              Secretary   Secretary Administration   of  The   Nottingham
                              and         since     Company    (Administrator    to   the
                              Assistant   4/98;     Fund), since 1998;  previously,  Fund
                              Treasurer   Assistant Accountant    of    The    Nottingham
                                          Treasurer Company
                                          since
                                          12/02
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
William D. Zantzinger, 42     Vice        Since     Manager of  Trading of Gardner  Lewis       n/a                   n/a
The Chesapeake Funds          President   12/93     Asset Management, LP
285 Wilmington-West Chester
Pike
Chadds  Ford, Pennsylvania
19317
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.deloitte.com                                       Deloitte
                                                        & Touche

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Gardner Lewis Investment Trust
      And Shareholders of The Chesapeake Growth Fund:

We have audited the accompanying statement of assets and liabilities of The Chesapeake Growth Fund (the "Fund"), including the portfolio of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years and period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chesapeake Growth Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years and period presented, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP

November 26, 2003



___________
Deloitte
Touche
Tohmatsu
___________

                    (This page was intentionally left blank.)

________________________________________________________________________________


                           THE CHESAPEAKE GROWTH FUND

________________________________________________________________________________

                 a series of the Gardner Lewis Investment Trust
























                 This Report has been prepared for shareholders
               and may be distributed to others only if preceded
                    or accompanied by a current prospectus.

________________________________________________________________________________


                           THE CHESAPEAKE GROWTH FUND

________________________________________________________________________________

                 a series of the Gardner Lewis Investment Trust


                             Class A Investor Shares



                                  Annual Report


                       FOR THE YEAR ENDED OCTOBER 31, 2003



                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317



                           THE CHESAPEAKE GROWTH FUND
                            116 South Franklin Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-430-3863


This report and the financial statements contained herein are submitted for the general information of the shareholders of The Chesapeake Growth Fund (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the Fund for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., Post Office Drawer 4365, Rocky Mount, North Carolina 27803, Phone 1-800-773-3863

                           ____________________________

                              THE CHESAPEAKE FUNDS
                           ____________________________





                                                               December 10, 2003







2003 FISCAL YEAR COMMENTARY





CHESAPEAKE GROWTH FUND
November 1, 2002 to October 31, 2003





MARKET ENVIRONMENT. The stock market was showing positive signs last fall as the Fund began its fiscal year; but by December 2002 it was once again testing the nerves of investors. Corporate earnings data had improved throughout 2002, but by year-end investors had become concerned that economic recovery could be derailed by geopolitical developments. December, January, and February saw broad market losses as investors were gripped by the looming confrontation with Iraq and the discord among U.S. global allies. Talk of global destabilization, deflation and double-dipping back into recession began to dominate the investment discussion.

In March, though, investors started looking past the Iraq conflict and began to focus again on the prospect of economic recovery. The market moved off its lows and gained momentum as improving economic and corporate results began to fuel a better outlook on the part of investors. From the March 11, 2003 low through the Fund's fiscal year-end, the S&P 500 Total Return Index gained 32.67% and the Russell 2000 Total Return Index of smaller company stocks gained 53.51%^i (the Fund A shares gained 52.40% and the Fund Institutional shares gained 53.34% over the same period, please refer to the Fund's Performance Update section for a more comprehensive review of Fund performance).

A notable phenomenon this year has been the striking outperformance of smaller company stocks compared to large cap stocks. During the Fund's fiscal year, the Russell 2000 Total Return Index of small company stocks was up 43.37% while the


______________
^i Source: Bloomberg. S&P 500 Total Return and Russell 2000 Total Return indices from March 11, 2003 to October 31, 2003.

S&P 500 Total Return Index of large company stocks was up 20.80%.^ii It is not unusual for smaller capitalization stocks to outperform during periods of economic rebound, as slight improvements in sales can have magnified effects to the profitability of small companies. In fact, the strength of smaller cap stocks gives evidence to investors' belief that the economic rebound is real and sustainable.

The Fund's holdings have historically spanned a wide range of market capitalizations, including investments in large-cap, mid-cap, and small-cap stocks. Throughout this fiscal year, the Fund was invested more heavily in the stocks of mid-cap companies, and this is an important factor in explaining the Fund's performance relative to the large-company S&P 500 Total Return and the small-company Russell 2000 Total Return indices this fiscal year (see table below for details).

We believe that the period during the Fund's fiscal year was difficult for many fundamentally oriented investors. In fact, according to Lipper Research most mutual funds underperformed their respective indices during the Fund's fiscal year:^iii

Average Small-Cap Mutual Fund                                       38.81%*
     Russell 2000 Total Return Index of Small-Cap Stocks            43.37%*

Average Mid-Cap Mutual Fund                                         32.60%*
     Russell Midcap Total Return Index of Mid-Cap Stocks            35.88%*

Average Large-Cap Mutual Fund                                       17.75%*
     S&P 500 Total Return Index of Large-Cap Stocks                 20.80%*

Chesapeake Growth Fund Institutional Shares                         36.54%

Chesapeake Growth Fund A Shares                                     35.32%

      *Source:  Lipper Research; Prudential Securities; Bloomberg.

(Please refer to the Fund's Performance Update section for a more comprehensive review of Fund performance).

The investment process employed for the Fund focuses primarily on individual companies rather than broader thematic issues. We believe it has been a difficult period for this type of investment process. Thematic issues regarding economic and global events have dominated the attention of many investors, shifting their focus away from company specific developments. We believe that stock prices ultimately have to reflect the businesses prospects of their underlying companies, but over shorter periods of time this may not be the case. As the economy has begun to show more consistent signs of improvement, however, it appears as though investors are beginning to focus once again on the businesses of companies, and this may prove to be an important driver of Fund returns in the coming period.





______________
^ii Source: Bloomberg. S&P 500 Total Return and Russell 2000 Total Return indices.
^iii Source: Mutual fund data: Lipper Research and Prudential Securities. Index data: Bloomberg.

PORTFOLIO REVIEW. The following table breaks out the Fund's holdings by economic sector and compares 2002 and 2003 fiscal year-end holdings.^iv

     ------------------------------------ ------------- --------------
                  Economic                     Fund          Fund
                   Sector                   10/31/2002    10/31/2003
     ------------------------------------ ------------- --------------
     Consumer Discretionary                        29%            29%
     Consumer Staples                               1%             2%
     Energy                                         2%             3%
     Financials                                    11%             5%
     Health Care                                   21%            20%
     Industrials                                    9%             2%
     Information Technology                        21%            33%
     Materials                                      4%             5%
     Telecom Services                               0%             0%
     Utilities                                      0%             1%
     Cash                                           2%             1%
     ------------------------------------ ------------- --------------
      Total                                       100%           100%
     ------------------------------------ ------------- --------------

Information Technology, Health Care, and Consumer Discretionary represented the Fund's largest sector exposures during the fiscal year. All sectors were profitable with exception of Energy and Utilities which posted slight losses. The Consumer Discretionary sector made the largest contribution to profits, led by Amazon and Sears in the retail group.

Information Technology was another major contributor to Fund profits. Within Technology, results were positive in the semiconductor and hardware groups, while the software group showed slight losses.

The Fund's Health Care sector had broad gains. Boston Scientific and INAMED led gains in the medical devices group, which more than offset losses in the medical services group created by HEALTHSOUTH; while Teva Pharmaceutical posted strong profits in the drug group.

The Fund's most important individual contributors to profits this fiscal year included: Amazon.Com (Consumer Discretionary, e-commerce); Sears (Consumer Discretionary, retail); Boston Scientific (Health Care, medical devices); Teva Pharmaceutical ADR (Health Care, pharmaceuticals); Seagate Technology (Information Technology, disk drives).

Notable detractors included: HEALTHSOUTH (Health Care, rehab centers); Overture Services (Information Technology, internet software); Mirant (Utilities, independent power producers); Blockbuster (Consumer Discretionary, retail); Concord EFS (Information Technology, business services).

Please refer to the Portfolio of Investments section for a complete listing of Fund holdings and the amount each represents of the portfolio.

______________
^iv For sector classifications, the Standard & Poor's Global Industry Classification Standard (GICS) is used. Standard & Poor's made changes to the GICS categories in May 2003 which are used for historical sector weightings here.

OUTLOOK. The economic recovery appears now to be well underway. The most recent GDP (Gross Domestic Product) figures indicate a 8.2% growth rate in the third quarter; consumer confidence and retail sales have upticked dramatically and durable goods and new factory orders are showing positive comparisons. Even the employment data, which typically lags the economy, has recently begun to show improvement.^v The stock market tends to be a leading economic indicator, rising or falling well ahead of changes in the business cycle. As such, the market's strength this year bodes well for continued improvement in the broader economy. However, we do not rely on macroeconomic or broad market changes to drive appreciation in our portfolio companies.

While other investment approaches might focus on top down macroeconomic factors, we concentrate on business prospects at the company level. We make thousands of calls and visits to business leaders each year in an effort to better and sooner understand changes occurring in and around their companies. Our interviews with companies' competitors, customers, and suppliers lets us understand the entire economic food chain, and often give us our most valuable insights into our own portfolio companies' prospects. During some periods of time the market may be driven by investors' preoccupation with broader issues, but in the end the market is comprised of individual companies whose stocks are ultimately priced based upon their unique business circumstances.

Our conversations with industry leaders indicate an important change in their outlooks. Company managements are beginning to worry that under-investment in their businesses might leave them unable to benefit fully from the economic rebound; whereas only months ago they still feared the rebound was too uncertain to justify normal levels of capital spending. Business cycles are driven by broad swings in sentiment and in some ways can be self fulfilling. It appears that we have now transitioned from a vicious cycle of doubt to the early stages of a virtuous cycle of confidence among corporate leaders.

Sincerely,


/s/ W. Whitfield Gardner                        /s/ John L. Lewis, IV
_________________________                       _____________________
W. Whitfield Gardner                            John L. Lewis, IV




Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investment in the Fund is subject to investment risks, including, without limitation, risk related to investment in equity securities, market risk, risk related to investment in medium capitalization companies, investment advisor risk and other risks as set forth in the prospectus. For more complete information regarding the Fund, including additional information about risks, charges and expenses, obtain a prospectus by calling the Fund directly at (800) 430-3863 or the Fund's Advisor at (610) 558-2800. Please read the prospectus carefully before you invest.


______________

^v Source: Barron's Online. Based on 3rd Quarter GDP figures, November Consumer Confidence, October Retail Store Sales, October Durable Goods Orders, September New Factory Orders, October Unemployment Rate, November Initial Jobless Claims.

                           THE CHESAPEAKE GROWTH FUND
                             Class A Investor Shares

                     Performance Update - $25,000 Investment

                 For the period from April 7, 1995 (Commencement
                       of Operations) to October 31, 2003



--------------------------------------------------------------------------------
                The Chesapeake Growth    S&P 500 Total       Russell 2000
                    Fund Class A         Return Index           Index
--------------------------------------------------------------------------------
    4/7/1995          $24,250              $25,000             $25,000
   4/30/1995           24,456               25,427              25,591
  10/31/1995           30,708               29,104              28,675
   4/30/1996           32,202               33,109              33,967
  10/31/1996           31,411               36,116              33,478
   4/30/1997           32,181               41,431              33,988
  10/31/1997           40,784               47,714              43,218
   4/30/1998           44,010               58,445              48,464
  10/31/1998           35,407               58,206              38,190
   4/30/1999           43,597               71,199              44,013
  10/31/1999           47,996               73,148              43,896
   4/30/2000           73,119               78,410              52,176
  10/31/2000           75,551               77,603              51,625
   4/30/2001           57,363               68,239              50,738
  10/31/2001           40,917               58,277              45,152
   4/30/2002           42,463               59,622              54,206
  10/31/2002           31,119               49,473              39,933
   4/30/2003           31,428               51,689              42,954
  10/31/2003           42,110               59,764              57,254


This graph depicts the performance of The Chesapeake Growth Fund (the "Fund") Class A Investor Shares versus the S&P 500 Total Return Index and the Russell 2000 Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

------------------------------ ------------ ------------ ----------------------
                                                              Since 4/7/95
                                 One Year    Five Years     (Commencement of
                                                               Operations)
------------------------------ ------------ ------------ ----------------------
        No Sales Load             35.32%       3.53%             6.65%
------------------------------ ------------ ------------ ----------------------
  3.00% Maximum Sales Load        31.26%       2.90%             6.27%
------------------------------ ------------ ------------ ----------------------

>> The graph assumes an initial $25,000 investment ($24,250 after maximum sales load of 3.00%) at April 7, 1995 (commencement of operations). All dividends and distributions are reinvested.

>> At October 31, 2003, the value of the Fund's Class A Investor Shares would have increased to $42,110 - a cumulative total investment return of 68.44% since April 7, 1995. Without the deduction of the 3.00% maximum sales load, the Fund's Class A Investor Shares would have increased to $43,412 - a cumulative total investment return of 73.65% since April 7, 1995. The sales load may be reduced or eliminated for larger purchases.

>> At October 31, 2003, the value of a similar investment in the S&P 500 Total Return Index would have increased to $59,764 - a cumulative total investment return of 139.06%; while a similar investment in the Russell 2000 Index would have increased to $57,254 - a cumulative total investment return of 129.02% since April 7, 1995.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                                     THE CHESAPEAKE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          October 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 99.50%

      Apparel Manufacturing - 4.14%
           Jones Apparel Group, Inc. .................................................               45,700            $  1,576,650
                                                                                                                       ------------

      Broadcast - Cable - 3.15%
           Clear Channel Communications, Inc. ........................................               19,600                 800,072
           Grupo Televisa S.A. - ADR .................................................               10,300                 399,125
                                                                                                                       ------------
                                                                                                                          1,199,197
                                                                                                                       ------------
      Commercial Services - 3.14%
        (a)Cendant Corporation .......................................................               37,200                 759,996
           Moody's Corporation .......................................................                7,500                 433,725
                                                                                                                       ------------
                                                                                                                          1,193,721
                                                                                                                       ------------
      Computer Software & Services - 5.54%
        (a)CheckFree Corp. ...........................................................               28,300                 779,099
        (a)McData Corporation ........................................................               56,500                 583,645
        (a)Siebel Systems, Inc. ......................................................               59,400                 747,846
                                                                                                                       ------------
                                                                                                                          2,110,590
                                                                                                                       ------------
      Computers - 4.37%
        (a)EMC Corporation ...........................................................               57,900                 801,336
           Seagate Technology Holdings ...............................................               37,400                 859,452
                                                                                                                       ------------
                                                                                                                          1,660,788
                                                                                                                       ------------
      Electronics - 2.96%
           Harman International Industries, Incorporated .............................                3,700                 474,340
           Motorola, Inc. ............................................................               48,200                 652,146
                                                                                                                       ------------
                                                                                                                          1,126,486
                                                                                                                       ------------
      Electronics - Semiconductor - 15.56%
        (a)Applied Materials, Inc. ...................................................               34,300                 801,591
        (a)Fairchild Semiconductor Corporation .......................................               37,000                 836,200
        (a)International Rectifier Corporation .......................................               11,600                 553,668
        (a)LSI Logic Corporation .....................................................               79,600                 735,504
        (a)Marvell Technology Group, LTD .............................................               18,300                 802,821
           Microchip Technology, Inc. ................................................               21,300                 696,723
        (a)Micron Technology, Inc. ...................................................               45,900                 658,206
           Texas Instruments, Inc. ...................................................               28,800                 832,896
                                                                                                                       ------------
                                                                                                                          5,917,609
                                                                                                                       ------------
      Energy - 2.31%
           CONSOL Energy Inc. ........................................................               40,500                 878,850
                                                                                                                       ------------

      Entertainment - 1.82%
        (a)Gemstar-TV Guide International, Inc. ......................................               30,300                 142,107
        (a)USA Interactive ...........................................................               15,000                 550,650
                                                                                                                       ------------
                                                                                                                            692,757
                                                                                                                       ------------



                                                                                                                         (Continued)


                                                     THE CHESAPEAKE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          October 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

      Financial - Consumer Credit - 3.83%
        (a)AmeriCredit Corporation .................................................                 55,100            $    738,340
           Capital One Financial Corporation .......................................                 11,800                 717,440
                                                                                                                       ------------
                                                                                                                          1,455,780
                                                                                                                       ------------
      Food - Wholesale - 1.64%
        (a)Dean Foods Company ......................................................                 20,600                 623,150
                                                                                                                       ------------

      Homebuilders - 4.26%
           D.R. Horton, Inc. .......................................................                 19,950                 794,010
           Lennar Corporation Class A ..............................................                  9,000                 826,650
                                                                                                                       ------------
                                                                                                                          1,620,660
                                                                                                                       ------------
      Medical - Hospital Management & Services - 1.00%
           HCA Inc. ................................................................                  9,900                 378,675
                                                                                                                       ------------

      Medical - Pharmaceutical Services - 1.64%
        (a)Millenium Pharmaceuticals, Inc. .........................................                 39,100                 622,472
                                                                                                                       ------------

      Medical Supplies - 11.40%
        (a)Boston Scientific Corporation ...........................................                 19,900               1,347,628
        (a)INAMED Corporation ......................................................                 12,400               1,070,988
        (a)St. Jude Medical, Inc. ..................................................                 16,600                 965,456
        (a)Zimmer Holdings, Inc. ...................................................                 14,900                 950,769
                                                                                                                       ------------
                                                                                                                          4,334,841
                                                                                                                       ------------
      Oil & Gas - Equipment & Services - 3.04%
        (a)BJ Services Company .....................................................                 11,300                 370,753
        (a)Nabors Industries, Inc. .................................................                  9,300                 351,540
           Pride International, Inc. ...............................................                 26,600                 435,708
                                                                                                                       ------------
                                                                                                                          1,158,001
                                                                                                                       ------------
      Packaging & Containers - 2.25%
        (a)Crown Holdings Inc. .....................................................                108,500                 857,150
                                                                                                                       ------------

      Pharmaceuticals - 4.12%
           Mylan Laboratories Inc. .................................................                 24,300                 586,845
           Teva Pharmaceuticals Industries Ltd. - ADR ..............................                 17,200                 978,508
                                                                                                                       ------------
                                                                                                                          1,565,353
                                                                                                                       ------------
      Pharmaceutical Services - 1.81%
        (a)Caremark Rx, Inc. .......................................................                 27,500                 688,875
                                                                                                                       ------------

      Retail - Apparel - 3.28%
           Ross Stores, Inc. .......................................................                 12,400                 620,124
           TJX Companies, Inc. .....................................................                 29,900                 627,601
                                                                                                                       ------------
                                                                                                                          1,247,725
                                                                                                                       ------------


                                                                                                                      (Continued)

                                                     THE CHESAPEAKE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          October 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

      Retail - Department - 5.15%
           Sears, Roebuck and Company .....................................................          37,200            $  1,957,836
                                                                                                                       ------------

      Retail - Specialty Line - 4.71%
        (a)Amazon.com, Inc. ...............................................................          13,500                 734,670
           Circuit City Stores - Circuit City Group .......................................          51,400                 490,356
           Michaels Stores, Inc. ..........................................................          11,900                 564,893
                                                                                                                       ------------
                                                                                                                          1,789,919
                                                                                                                       ------------
      Shoes - Leather - 1.29%
           Nike, Inc. .....................................................................           7,700                 492,030
                                                                                                                       ------------
      Telecommunications - Equipment - 6.01%
        (a)Advanced Fibre Communications, Inc. ............................................          28,300                 681,181
        (a)Advanced Micro Devices, Inc. ...................................................          59,700                 907,440
           QUALCOMM Inc. ..................................................................          14,700                 698,250
                                                                                                                       ------------
                                                                                                                          2,286,871
                                                                                                                       ------------
      Utilities - Electric & Gas - 1.08%
        (a)Dynegy, Inc. ...................................................................         102,400                 410,624
                                                                                                                       ------------
           Total Common Stocks (Cost $27,687,503) .........................................                              37,846,610
                                                                                                                       ------------
INVESTMENT COMPANY - 0.67%

           AIM Liquid Assets Portfolio - Institutional Class ..............................         256,989                 256,989
           (Cost $256,989)

Total Value of Investments (Cost $27,944,492 (b)) .........................................          100.17 %          $ 38,103,599
Liabilities in Excess of Other Assets .....................................................           (0.17)%               (65,661)
                                                                                                                       ------------
      Net Assets ..........................................................................          100.00 %          $ 38,037,938
                                                                                                    =======            ============

      (a)  Non-income producing investment ................................................
      (b)  Aggregate  cost for  federal  income  tax  purposes  is $29,309,647. Unrealized appreciation/(depreciation)
           of investments for federal income tax purposes is as follows:

           Unrealized appreciation ........................................................................            $ 10,545,877
           Unrealized depreciation ........................................................................              (1,751,925)
                                                                                                                       ------------
                      Net unrealized appreciation .........................................................            $  8,793,952
                                                                                                                       ============

      The following acronym is used in this portfolio:
           ADR - American Depository Receipt




See accompanying notes to financial statements

                                                     THE CHESAPEAKE GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                          October 31, 2003


ASSETS
      Investments, at value (cost $27,944,492) .......................................................                 $ 38,103,599
      Income receivable ..............................................................................                        1,440
      Receivable for fund shares sold ................................................................                           84
      Prepaid expenses ...............................................................................                        6,799
                                                                                                                       ------------

           Total assets ..............................................................................                   38,111,922
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ...............................................................................                       46,332
      Payable for investment purchases ...............................................................                        6,328
      Disbursements in excess of cash on demand deposit ..............................................                        3,072
      Other liabilities ..............................................................................                       18,252
                                                                                                                       ------------

           Total liabilities .........................................................................                       73,984
                                                                                                                       ------------

NET ASSETS ...........................................................................................                 $ 38,037,938
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital ................................................................................                 $108,393,134
      Accumulated net realized loss on investments ...................................................                  (80,514,303)
      Net unrealized appreciation on investments .....................................................                   10,159,107
                                                                                                                       ------------
                                                                                                                       $ 38,037,938
                                                                                                                       ============
INSTITUTIONAL SHARES
      Net asset value, redemption and offering price per share
           ($29,450,988/2,917,726 shares) ............................................................                 $      10.09
                                                                                                                       ============

CLASS A INVESTOR SHARES
      Net asset value, redemption and offering price per share
           ($8,586,950/899,758 shares) ...............................................................                 $       9.54
                                                                                                                       ============
      Maximum offering price per share (100/97 of $9.54) .............................................                 $       9.84
                                                                                                                       ============
















See accompanying notes to financial statements

                                                   THE CHESAPEAKE GROWTH FUND

                                                    STATEMENT OF OPERATIONS

                                                  Year ended October 31, 2003


NET INVESTMENT LOSS

      Income
           Dividends .....................................................................................             $    434,569
                                                                                                                       ------------

      Expenses
           Investment advisory fees (note 2) .............................................................                1,074,097
           Fund administration fees (note 2) .............................................................                   41,316
           Distribution and service fees - Class A Investor Shares (note 3) ..............................                   20,431
           Custody fees ..................................................................................                   30,259
           Registration and filing administration fees (note 2) ..........................................                   10,600
           Fund accounting fees (note 2) .................................................................                   58,201
           Audit fees ....................................................................................                   21,250
           Legal fees ....................................................................................                   16,223
           Securities pricing fees .......................................................................                    4,576
           Shareholder administration fees (note 2) ......................................................                   25,000
           Shareholder recordkeeping fees (note 2) .......................................................                   27,000
           Shareholder servicing expenses ................................................................                    4,237
           Registration and filing expenses ..............................................................                   14,833
           Printing expenses .............................................................................                   10,581
           Trustee fees and meeting expenses .............................................................                    8,517
           Other operating expenses ......................................................................                   17,922
                                                                                                                       ------------

               Total expenses ............................................................................                1,385,043
                                                                                                                       ------------

                    Less expense reimbursements (note 5) .................................................                  (85,629)
                                                                                                                       ------------

               Net expenses ..............................................................................                1,299,414
                                                                                                                       ------------

                    Net investment loss ..................................................................                 (864,845)
                                                                                                                       ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

      Net realized gain from investment transactions .....................................................                9,261,725
      Change in unrealized appreciation (depreciation) on investments ....................................               22,340,988
                                                                                                                       ------------

           Net realized and unrealized gain on investments ...............................................               31,602,713
                                                                                                                       ------------

               Net increase in net assets resulting from operations ......................................             $ 30,737,868
                                                                                                                       ============








See accompanying notes to financial statements

                                                     THE CHESAPEAKE GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                   For the Years ended October 31,


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   2003                    2002
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
     Operations
         Net investment loss .............................................................     $   (864,845)           $ (1,535,457)
         Net realized gain (loss) from investment transactions ...........................        9,261,725             (23,978,701)
         Change in unrealized appreciation (depreciation) on investments .................       22,340,988             (14,400,162)
                                                                                               ------------            ------------

              Net increase (decrease) in net assets resulting from operations ............       30,737,868             (39,914,320)

     Distributions to shareholders from
         Net realized gain from investment transactions ..................................                0                (203,700)
                                                                                               ------------            ------------

     Capital share transactions
         Decrease in net assets resulting from capital share transactions (a) ............     (121,746,558)             (5,115,093)
                                                                                               ------------            ------------

                     Total decrease in net assets ........................................      (91,008,690)            (45,233,113)

NET ASSETS
     Beginning of year ...................................................................      129,046,628             174,279,741
                                                                                               ------------            ------------

     End of year .........................................................................     $ 38,037,938            $129,046,628
                                                                                               ============            ============

(a) A summary of capital share activity follows:
                                                             -----------------------------------------------------------------------
                                                                            2003                                  2002
--------------------------------------------------------          Shares               Value             Shares              Value
               INSTITUTIONAL SHARES                          -----------------------------------------------------------------------
--------------------------------------------------------

Shares sold ............................................           744,038     $  5,403,620          2,097,199        $  21,075,780
Shares issued for reinvestment of distributions ........                 0                0              6,363               66,297
Shares redeemed ........................................        (3,723,533)     (28,986,359)        (2,283,514)        (22,415,202)
                                                             -------------     ------------      -------------        -------------
     Net decrease ......................................        (2,979,495)    $(23,582,739)          (179,952)       $  (1,273,125)
                                                             =============     ============      =============        =============
--------------------------------------------------------
             CLASS A INVESTOR SHARES
--------------------------------------------------------
Shares sold ............................................           103,500     $     739,120          1,208,191       $  11,994,029
Shares issued for reinvestment of distributions ........                 0                 0              1,832              18,341
Shares redeemed ........................................          (402,864)       (3,146,602)        (1,652,088)        (15,969,348)
                                                             -------------     -------------      -------------       -------------
     Net decrease ......................................          (299,364)    $  (2,407,482)          (442,065)      $  (3,956,978)
                                                             =============     =============      =============       =============
--------------------------------------------------------
            SUPER-INSTITUTIONAL SHARES
--------------------------------------------------------
Shares sold ............................................                 0     $           0                  0       $           0
Shares issued for reinvestment of distributions ........                 0                 0             10,891             115,010
Shares redeemed ........................................       (10,270,512)      (95,756,337)                 0                   0
                                                             -------------     -------------      -------------       -------------
     Net (decrease) increase ...........................       (10,270,512)    $ (95,756,337)            10,891       $     115,010
                                                             =============     =============      =============       =============
--------------------------------------------------------
                   FUND SUMMARY
--------------------------------------------------------
Shares sold ............................................           847,538     $   6,142,740          3,305,390       $  33,069,809
Shares issued for reinvestment of distributions ........                 0                 0             19,086             199,648
Shares redeemed ........................................       (14,396,909)     (127,889,298)        (3,935,602)        (38,384,550)
                                                             -------------     -------------      -------------       -------------
     Net decrease ......................................       (13,549,371)    $(121,746,558)          (611,126)      $  (5,115,093)
                                                             =============     =============      =============       =============


See accompanying notes to financial statements

                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                        INSTITUTIONAL SHARES

------------------------------------------------------------------------------------------------------------------------------------
                                                    Year ended   Year ended   Period ended   Year ended    Year ended   Year ended
                                                    October 31,  October 31,   October 31,  February 28,  February 29,  February 28,
                                                       2003         2002         2001 (a)       2001         2000          1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .............   $    7.39   $    9.65    $   13.35      $   33.08    $   16.60    $   17.86
                                                     ---------   ---------    ---------      ---------    ---------    ---------
   Income (loss) from investment operations
        Net investment loss ......................       (0.10)      (0.09)       (0.06)         (0.15)       (0.21)       (0.17)
        Net realized and unrealized gain (loss)
            on investments........................        2.80       (2.16)       (3.64)         (8.38)       17.92        (0.63)
                                                     ---------   ---------    ---------      ---------    ---------    ---------

            Total from investment operations .....        2.70       (2.25)       (3.70)         (8.53)       17.71        (0.80)
                                                     ---------   ---------    ---------      ---------    ---------    ---------

   Distributions to shareholders from
        Distribution in excess of net realized gains      0.00        0.00         0.00           0.00         0.00        (0.03)
        Net realized gain from investment transactions    0.00       (0.01)        0.00         (11.20)       (1.23)       (0.43)
                                                     ---------   ---------    ---------      ---------    ---------    ---------
            Total distributions ..................        0.00       (0.01)        0.00         (11.20)       (1.23)       (0.46)
                                                     ---------   ---------    ---------      ---------    ---------    ---------

Net asset value, end of period ...................   $   10.09   $    7.39    $    9.65      $   13.35    $   33.08    $   16.60
                                                     =========   =========    =========      =========    =========    =========


Total return .....................................       36.54 %    (23.34)%     (27.72)%       (32.25)%     110.91 %      (4.51)%
                                                     =========   =========    =========      =========    =========    =========

Ratios/supplemental data
   Net assets, end of period (000's) .............   $  29,451   $  43,565    $  58,667      $  75,221    $ 120,416    $  63,426
                                                     =========   =========    =========      =========    =========    =========

   Ratio of expenses to average net assets
        Before expense reimbursements and waived fees     1.35 %      1.26 %       1.23 %(b)      1.18 %       1.21 %       1.22 %
        After expense reimbursements and waived fees      1.25 %      1.20 %       1.20 %(b)      1.17 %       1.17 %       1.15 %
   Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees    (0.96)%     (1.03)%      (0.78)%(b)     (0.95)%      (1.03)%      (0.87)%
        After expense reimbursements and waived fees     (0.86)%     (0.97)%      (0.74)%(b)     (0.93)%      (1.00)%      (0.80)%

   Portfolio turnover rate .......................       85.67 %    104.17 %      96.61 %       124.81 %     165.92 %     121.48 %

(a)   For the period from March 1, 2001 to October 31, 2001 (note 1).
(b) Annualized.

                                                                                                                        (Continued)

                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                       CLASS A INVESTOR SHARES

------------------------------------------------------------------------------------------------------------------------------------
                                                    Year ended   Year ended   Period ended   Year ended    Year ended   Year ended
                                                    October 31,  October 31,   October 31,  February 28,  February 29,  February 28,
                                                       2003         2002         2001 (a)       2001         2000          1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .............   $    7.05   $    9.28    $   12.88      $   32.47    $   16.37    $   17.69

      Income (loss) from investment operations
           Net investment loss ...................       (0.16)      (0.17)       (0.11)         (0.22        (0.33)       (0.24)
           Net realized and unrealized gain (loss)
            on investments                                2.65       (2.05)       (3.49)         (8.17)       17.66        (0.62)
                                                     ---------   ---------    ---------      ---------    ---------    ---------
               Total from investment operations           2.49       (2.22)       (3.60)         (8.39)       17.33        (0.86)
                                                     ---------   ---------    ---------      ---------    ---------    ---------

      Distributions to shareholders from
           Distribution in excess of net realized gains   0.00        0.00         0.00           0.00         0.00        (0.03)
           Net realized gain from investment transactions 0.00       (0.01)        0.00         (11.20)       (1.23)       (0.43)
                                                     ---------   ---------    ---------      ---------    ---------    ---------
               Total distributions ..............         0.00       (0.01)        0.00         (11.20)       (1.23)       (0.46)
                                                     ---------   ---------    ---------      ---------    ---------    ---------

Net asset value, end of period .................     $    9.54   $    7.05    $    9.28      $   12.88    $   32.47    $   16.37
                                                     =========   =========    =========      =========    =========    =========

Total return (c) ................................        35.32 %    (23.95)%     (27.89)%       (32.52)%     110.07 %      (4.83)%
                                                     =========   =========    =========      =========    =========    =========

Ratios/supplemental data
      Net assets, end of period (000's) .........    $   8,587   $   8,452    $  15,225      $  25,779    $  33,200    $  25,797
                                                     =========   =========    =========      =========    =========    =========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees  2.25 %      1.93 %       1.72 %(b)      1.53 %       1.59 %       1.60 %
           After expense reimbursements and waived fees   2.16 %      1.87 %       1.69 %(b)      1.51 %       1.56 %       1.53 %
      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees (1.86)%     (1.69)%      (1.27)%(b)     (1.29)%      (1.41)%      (1.26)%
           After expense reimbursements and waived fees  (1.77)%     (1.63)%      (1.23)%(b)     (1.28)%      (1.38)%      (1.18)%

      Portfolio turnover rate .......................    85.67 %    104.17 %       96.61 %      124.81 %     165.92 %     121.48 %

(a) For the period from March 1, 2001 to October 31, 2001 (note 1).
(b) Annualized.
(c) Total return does not reflect payment of a sales charge.

                                                                                                                        (Continued)

                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                     SUPER-INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                   Period ended  Year ended   Period ended   Year ended    Year ended   Year ended
                                                   September 17, October 31,   October 31,   February 28,  February 29, February 28,
                                                      2003          2002        2001 (b)         2001          2000        1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........       $   7.50   $    9.78    $   13.52      $   33.30    $   16.68    $   17.92

      Income (loss) from investment operations
           Net investment loss ................           0.00       (0.08)       (0.05)         (0.15)       (0.18)       (0.11)
           Net realized and unrealized gain (loss)
              on investments                              2.09       (2.19)       (3.69)         (8.43)       18.03        (0.67)
                                                     ---------   ---------    ---------      ---------    ---------    ---------
               Total from investment operations           2.09       (2.27)       (3.74)         (8.58)       17.85        (0.78)
                                                     ---------   ---------    ---------      ---------    ---------    ---------

      Distributions to shareholders from
           Liquidation of shares (see note 1) ...        (9.59)       0.00         0.00           0.00         0.00         0.00
           Distribution in excess of net realized gains   0.00        0.00         0.00           0.00         0.00        (0.03)
           Net realized gain from investment transactions 0.00       (0.01)        0.00         (11.20)       (1.23)       (0.43)
                                                     ---------   ---------    ---------      ---------    ---------    ---------
               Total distributions ..............         0.00       (0.01)        0.00         (11.20)       (1.23)       (0.46)
                                                     ---------   ---------    ---------      ---------    ---------    ---------

Net asset value, end of period ..................     $   0.00   $    7.50    $    9.78      $   13.52    $   33.30    $   16.68
                                                     =========   =========    =========      =========    =========    =========


Total return ....................................        27.87 %    (23.23)%     (27.66)%       (32.17)%     111.10 %      (4.32)%
                                                     =========   =========    =========      =========    =========    =========

Ratios/supplemental data
      Net assets, end of period (000's) .........    $    0.00   $  77,029    $ 100,388      $ 138,736    $ 238,827    $ 113,148
                                                     =========   =========    =========      =========    =========    =========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees  1.14 %(b)   1.10 %       1.09 %(b)      1.06 %       1.08 %       1.05 %
           After expense reimbursements and waived fees   1.07 %(b)   1.04 %       1.05 %(b)      1.05 %       1.04 %       0.99 %
      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees (0.73)%(b)  (0.87)%      (0.64)%(b)     (0.83)%      (0.91)%      (0.71)%
           After expense reimbursements and waived fees  (0.66)%(b)  (0.81)%      (0.60)%(b)     (0.82)%      (0.87)%      (0.64)%

      Portfolio turnover rate ....................       85.67 %    104.17 %      96.61 %       124.81 %     165.92 %     121.48 %

(a)   For the period from March 1, 2001 to October 31, 2001 (note 1).
(b)   Annualized.

See accompanying notes to financial statements

                           THE CHESAPEAKE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                October 31, 2003



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

     The Chesapeake Growth Fund (the "Fund") is a diversified series of shares of beneficial interest of the Gardner Lewis Investment Trust (the "Trust"), a registered open-end management investment company. The Trust was organized on August 12, 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund changed its fiscal year-end from February 28 to October 31 beginning with the fiscal period ended October 31, 2001. As a result, the Financial Highlights include the period from March 1, 2001 through October 31, 2001. The investment objective of the Fund is to seek capital appreciation through investments in equity securities of medium and large capitalization companies, consisting primarily of common and preferred stocks and securities convertible into common stocks. Prior to April 26, 2000, the Fund offered five classes of shares - Super-Institutional, Institutional, Class A Investor, Class C Investor, and Class D Investor. On that date, Class C Investor and Class D Investor Shares were liquidated. On September 17, 2003, the Super-Institutional Shares were liquidated leaving two available classes of shares - Institutional Class Shares and Class A Investor Shares. The Institutional Shares are offered to institutional investors without a sales charge and bear no distribution and service fees. The Class A Investor Shares are offered with a sales charge and bear distribution fees.

     Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing distribution and service fees, and various expenses that can be attributed to specific class activity. Income, expenses (other than distribution and service fees, which are attributable to Class A Investor Shares based upon a set percentage of its net assets, and other expenses which can be traced to specific class activity), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges since the Trust shareholders vote in the aggregate, not by fund or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of a particular fund or class. The following is a summary of significant accounting policies followed by the Fund.

     A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last quoted sales price as of 4:00 p.m. Eastern time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by following procedures approved by the Board of Trustees of the Trust (the "Trustees"). Short-term investments are valued at cost, which approximates value.

     B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.








                                                                     (Continued)

                           THE CHESAPEAKE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                October 31, 2003



          The Fund has capital loss carryforwards for federal income tax purposes of $79,006,360 of which $53,488,256 expires in the year 2009 and $25,518,104 of which expires in the year 2010. It is the intention of the Trustees not to distribute any realized gains until the carryforwards have been offset or expire.

          As a result of the Fund's operating net investment loss, a reclassification adjustment of $864,845 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and increasing accumulated net realized loss on investments.

     C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

     D. Distributions to Shareholders - The Fund may declare dividends annually, generally payable on a date selected by the Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in November out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year.

     E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     Pursuant to an investment advisory agreement, Gardner Lewis Asset Management (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

     The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator received a fee at the annual rate of 0.075% of the average daily net assets for the Institutional Shares and for Class A Investor Shares, and received a fee at the annual rate of 0.015% of the average daily net assets for the Super-Institutional Shares. The Administrator also received a monthly fee of $2,250 for the Institutional Shares and for Class A Investor Shares, plus 0.01% of the annual net assets. The Administrator also received the following to procure and pay the custodian for the Trust: 0.02% on the first $100 million of the Fund's net assets and 0.009% on all assets over $100 million, plus transaction fees, with a minimum annual fee of $4,800. The Administrator receives a fee of $12,500 per year for shareholder administration costs for the Institutional Shares and for Class A Investor Shares. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities, which are believed to be immaterial in amount.




                                                                     (Continued)

                           THE CHESAPEAKE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                October 31, 2003



     NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent will be compensated for its services based upon a $15 fee per shareholder per year, subject to a minimum fee of $1,500 per month, plus $750 per month for each additional class of shares. For the fiscal year ended October 31, 2003, the Transfer Agent received $27,000 in such shareholder recordkeeping fees.

     Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made. For the year ended October 31, 2003, the Distributor retained sales charges in the amount of $697.

     Certain Trustees and officers of the Trust are also officers or directors of the Advisor or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

     The Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Act, adopted a distribution plan with respect to the Class A Investor Shares pursuant to Rule 12b-1 of the Act (the "Plan"). Rule 12b-1 regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

     The Plan provides that the Fund may incur certain costs, which may not exceed 0.25% per annum of the average daily net assets of Class A Investor Shares for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of Class A Investor Shares of the Fund or support servicing of shareholder accounts.

     The Fund incurred $20,431 in distribution and service fees under the Plan with respect to Class A Investor Shares for the year ended October 31, 2003.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments other than short-term investments aggregated $88,526,505 and $210,332,303, respectively, for the year ended October 31, 2003.


NOTE 5 - EXPENSE REDUCTIONS

     The Advisor has transacted certain portfolio trades with brokers who paid a portion of the Fund's expenses. For the year ended October 31, 2003, the Fund's expenses were reduced by $85,629 under these agreements.







                                                                     (Continued)

                           THE CHESAPEAKE GROWTH FUND

               ADDITIONAL INFORMATION ABOUT TRUSTEES AND OFFICERS

                                October 31, 2003
                                   (Unaudited)


The business and affairs of the Fund and the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-430-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Independent Trustees received aggregate compensation of $7,800 during the fiscal year ended October 31, 2003 from the Fund for their services to the Fund and Trust. The Interested Trustee and officers did not receive compensation from the Fund for their services to the Fund and Trust.


----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                              Position(s)  Length                                            Complex
          Name, Age,          held with    of Time         Principal Occupation(s)         Overseen by      Other Directorships
          and Address         Fund/Trust   Served            During Past 5 Years             Trustee          Held by Trustee
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
                                                      Independent Trustees
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
Jack E. Brinson, 71           Trustee     Since     Retired;  Previously,   President  of        3     Mr.  Brinson  serves  as  an
                                          8/92      Brinson   Investment  Co.   (personal              Independent  Trustee  of the
                                                    investments) and President of Brinson              following:   The  Nottingham
                                                    Chevrolet,  Inc. (auto dealership)                 Investment  Trust II for the
                                                                                                       eight  series of that trust;
                                                                                                       New  Providence   Investment
                                                                                                       Trust for the one  series of
                                                                                                       that trust; Hillman  Capital
                                                                                                       Management  Investment Trust
                                                                                                       for the two  series  of that
                                                                                                       trust;  and  de  Leon  Funds
                                                                                                       Trust for the  one series of
                                                                                                       that  trust  (all registered
                                                                                                       investment companies)
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
Theo H. Pitt, Jr., 67         Trustee     Since     Senior     Partner    of    Community        3     Mr.   Pitt   serves   as  an
                                          4/02      Financial  Institutions   Consulting,              Independent  Trustee  of the
                                                    since 1997; Account  Administrator of              following:   de  Leon  Funds
                                                    Holden  Wealth  Management  Group  of              Trust for the one  series of
                                                    Wachovia       Securities      (money              that Trust;  Hillman Capital
                                                    management  firm),  since  September,              Management   Investment  for
                                                    2003                                               the  two   series   of  that
                                                                                                       Trust    (all     registered
                                                                                                       investment companies)
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
                                                       Interested Trustee*
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
W. Whitfield Gardner, 40      Chairman    Since     Chairman and Chief Executive  Officer        3                  None
Chief Executive Officer       and         6/96      of Gardner  Lewis  Asset  Management,
The Chesapeake Funds          Chief                 LP  (Advisor);   Chairman  and  Chief
285  Wilmington-West Chester  Executive             Executive  Officer of  Gardner  Lewis
Pike                          Officer               Asset  Management,  Inc.  (investment
Chadds Ford,  Pennsylvania    (Principal            advisor)
19317                         Executive
                              Officer)
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
*Basis of  Interestedness.  W. Whitfield  Gardner is an Interested  Trustee because he is an officer and principal owner of Gardner
 Lewis Asset Management, L.P., the Fund's advisor.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         (Continued)


                                                     THE CHESAPEAKE GROWTH FUND

                                         ADDITIONAL INFORMATION ABOUT TRUSTEES AND OFFICERS

                                                          October 31, 2003
                                                             (Unaudited)

----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                              Position(s)  Length                                            Complex
          Name, Age,          held with    of Time         Principal Occupation(s)         Overseen by      Other Directorships
          and Address         Fund/Trust   Served            During Past 5 Years             Trustee          Held by Trustee
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
                                                                Officers
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
John L. Lewis, IV, 39         President   Since     President  of  Gardner   Lewis  Asset       n/a                   n/a
The Chesapeake Funds                      12/93     Management, LP, since April 1990
285 Wilmington-West Chester
Pike
Chadds  Ford, Pennsylvania
19317
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
C. Frank Watson, III, 33      Secretary   Secretary President    and   Chief    Operating       n/a                   n/a
                              and         since     Officer  of  The  Nottingham  Company
                              Treasurer   5/96;     (Administrator  to the  Fund),  since
                              (Principal  Treasurer 1999;  previously,   Chief  Operating
                              Financial   since     Officer of The Nottingham Company
                              Officer)    12/02
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
Julian G. Winters, 34         Assistant   Assistant Vice      President,       Compliance       n/a                   n/a
                              Secretary   Secretary Administration   of  The   Nottingham
                              and         since     Company    (Administrator    to   the
                              Assistant   4/98;     Fund), since 1998;  previously,  Fund
                              Treasurer   Assistant Accountant    of    The    Nottingham
                                          Treasurer Company
                                          since
                                          12/02
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
William D. Zantzinger, 42     Vice        Since     Manager of  Trading of Gardner  Lewis       n/a                   n/a
The Chesapeake Funds          President   12/93     Asset Management, LP
285 Wilmington-West Chester
Pike
Chadds  Ford, Pennsylvania
19317
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.deloitte.com                                       Deloitte
                                                        & Touche

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Gardner Lewis Investment Trust
         And Shareholders of The Chesapeake Growth Fund:

We have audited the accompanying statement of assets and liabilities of The Chesapeake Growth Fund (the "Fund"), including the portfolio of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years and period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chesapeake Growth Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years and period presented, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP

November 26, 2003



___________
Deloitte
Touche
Tohmatsu
___________

                    (This page was intentionally left blank.)

________________________________________________________________________________


                           THE CHESAPEAKE GROWTH FUND

________________________________________________________________________________

                 a series of the Gardner Lewis Investment Trust
























                 This Report has been prepared for shareholders
                and may be distributed to others only if preceded
                     or accompanied by a current prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION

                         THE CHESAPEAKE CORE GROWTH FUND

                                  March 1, 2004

                                 A series of the
                         GARDNER LEWIS INVESTMENT TRUST
                 116 South Franklin Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-430-3863



                                Table of Contents
                                -----------------

                                                                            Page
                                                                            ----
OTHER INVESTMENT POLICIES....................................................  2
INVESTMENT LIMITATIONS.......................................................  4
PORTFOLIO TRANSACTIONS.......................................................  5
NET ASSET VALUE..............................................................  7
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................  8
DESCRIPTION OF THE TRUST.....................................................  9
ADDITIONAL INFORMATION CONCERNING TAXES...................................... 10
MANAGEMENT OF THE FUND....................................................... 11
SPECIAL SHAREHOLDER SERVICES................................................. 17
ADDITIONAL INFORMATION ON PERFORMANCE........................................ 18
FINANCIAL STATEMENTS......................................................... 20
APPENDIX A - DESCRIPTION OF RATINGS.......................................... 21
APPENDIX B - PROXY VOTING POLICIES .......................................... 25







This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectus for The Chesapeake Core Growth Fund ("Fund"), dated the same date as this SAI, and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Report to shareholders is incorporated by reference into this SAI. Copies of the Fund's Prospectus and Annual Report may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus for the Fund. The Fund was organized on September 29, 1997 as a separate diversified series of the Gardner Lewis Investment Trust ("Trust"). The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") and was organized on October 2, 1992 as a business trust under the laws of the Commonwealth of Massachusetts. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Fund may invest.

Repurchase Agreements. The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will normally occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust has implemented procedures to monitor, on a continuous basis, the value of the collateral serving as security for repurchase obligations. Additionally, Gardner Lewis Asset Management L.P. ("Advisor"), the investment advisor to the Fund, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days.

Money Market Instruments. The Fund may acquire money market instruments. Money market instruments may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance, the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or Fitch Investors Service, Inc. ("Fitch") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trust's Board of Trustees (each a "Trustee" and collectively "Trustees"), the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Illiquid securities typically are restricted securities, meaning they are subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register restricted securities in order to dispose of them, resulting in additional expenses and delay. Adverse market conditions could impede such a public offering of securities.

Foreign Securities. The Fund may invest up to 10% of its total assets in foreign securities and sponsored ADRs (defined below). The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special considerations not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial, or social instability, or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as sponsored American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

Investment Companies. Federal securities laws limit the extent to which a Fund can invest in other investment companies. Consequently, the Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets, except as otherwise permitted by SEC rules. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Real Estate Securities. The Fund will not invest in real estate or real estate mortgage loans (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 25% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Trustees. In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances. The Fund may not lend securities to any company affiliated with the Advisor. Each loan of securities will be collateralized by cash, securities or letters of credit. The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.


                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

1. Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

3.   Invest  25% or more of the  value of its total  assets in any one  industry
     (except  that  securities  of  the  U.S.  government,   its  agencies,  and
     instrumentalities are not subject to this limitation);

4. Invest for the purpose of exercising control or management of another issuer;

5. Purchase or sell commodities or commodities contracts; real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

6. Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under federal securities laws;

7. Participate on a joint or joint and several basis in any trading account in securities;

8. Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act;

9. Write, purchase, or sell puts, calls, straddles, spreads, combinations thereof, or futures contracts or related options; and

10. Make loans of money, except that the Fund may (i) make loans of portfolio securities up to 25% of the Fund's total assets, (ii) invest in market instruments, debt securities, or other debt instruments, and (iii) invest in repurchase agreements.

The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1. Invest in securities of issuers that have a record of less than three years continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

2. Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

3. Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who beneficially own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

4. Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) While the Fund has reserved the right to make short sales "against the box," the Advisor has no present intention of engaging in such transactions during the current fiscal year; and

5.   Purchase  foreign  securities  other than  those  traded on  domestic  U.S.
     exchanges.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives. Because of decreased portfolio trading primarily due to market conditions, the Fund's portfolio turnover rate was significantly lower for the fiscal year ended October 31, 2003 than for the fiscal year ended October 31, 2002.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Fund may also enter into brokerage/service arrangements pursuant to which selected brokers executing portfolio transactions for the Fund may pay a portion of the Fund's operating expenses. For the fiscal year ended October 31, 2003, the Fund participated in commission recapture programs (e.g., a program where a portion of the brokerage commissions paid on portfolio transactions to a broker is returned directly to the Fund) with Instinet Corporation and Standard & Poor's Securities, Inc., both of New York, New York. These portions are then used to offset overall Fund expenses. During such year the firms received $63,902 and $20,426, respectively, in brokerage commissions from the Fund and paid $17,865 and $13,535, respectively, of the Fund's operating expenses. These oral arrangements are voluntary upon the part of the brokers and the Fund and do not require a minimum volume of transactions to participate. Both the broker and the Fund may cancel the program at any time. The Board of Trustees of the Trust has reviewed these programs to insure compliance with the Fund's policies and procedures. In addition, the Board of Trustees of the Trust reviews the Fund's brokerage commissions quarterly to insure they are reasonable. There can be no assurance that these arrangements will continue in the future.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker, although the Advisor has not utilized such a broker since the Fund's inception. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended October 31, 2003, 2002, and the fiscal period from March 1, 2001 to October 31, 2001 ("fiscal period ended October 31, 2001"), the Fund paid brokerage commissions of $137,865, $109,537, and $97,558, respectively; none of which was paid to the Distributor. The increase in brokerage commissions paid for each of these periods from the prior period was primarily due to increased trading resulting from growth in the Fund's total assets.


                                 NET ASSET VALUE

The net asset value per share of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m., Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund's net asset value is not calculated on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the Fund's net asset value will not be determined.

The Fund has entered into brokerage/service arrangements with certain brokers who paid a portion of the Fund's expenses for the fiscal year ended October 31, 2003. These arrangements have been reviewed by the Trustees, subject to the provisions and guidelines outlined in the securities laws and legal precedent of the United States. There can be no assurance that the Fund's brokerage/service arrangements will continue in the future.

For the fiscal year ended October 31, 2003, the net expenses of the Fund (after expense reductions of $31,400 paid by brokers pursuant to brokerage/service arrangements with the Fund, waiver of $40,095 of investment advisory fees, and waiver of $88,097 of distribution and services fees) were $460,654 (1.31% of the average daily net assets of the Fund). For the fiscal year ended October 31, 2002, the net expenses of the Fund (after expense reductions of $19,841 paid by brokers pursuant to brokerage/service arrangements with the Fund, waiver of $88,643 of investment advisory fees, and waiver of $25,819 of distribution and services fees) were $332,875 (1.23% of the average daily net assets of the
Fund). For the fiscal period ended October 31, 2001, the net expenses of the Fund (after expense reductions of $16,469 paid by brokers pursuant to brokerage/service arrangements with the Fund and waiver of $65,644 of investment advisory fees) were $174,696 (1.17% of the average daily net assets of the
Fund).

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value. See "Investing in the Fund" in the Prospectus.

The purchase price of shares of the Fund is the net asset value next determined after the order is received. Net asset value is normally determined at the time regular trading closes on the NYSE on days the NYSE is trading, as described under "Net Asset Value" above. An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.

The Fund reserves the right in its sole discretion to: (i) suspend the offering of its shares, (ii) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economics can be achieved in sales of Fund shares.

Plan Under Rule 12b-1. The shareholders of the Fund and the Trustees have approved a Plan of Distribution ("Plan") for the Fund pursuant to Rule 12b-1 under the 1940 Act (see the "Investing in the Fund - Distribution of the Fund's Shares" section in the Fund's Prospectus). Under the Plan, the Fund may expend a percentage of the Fund's average net assets annually to finance any activity which is primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. The current fees paid under the Plan are 0.25% of the average net assets of the Fund's shares. Such expenditures paid as service fees to any person who sells shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan and the distribution agreement with the Distributor ("Distribution Agreement") have been approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Trustees in the same manner as specified above.

Each year, the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund. The Trustees have made such a determination for the current year of operations under the Plan. The Plan, the Distribution Agreement and any dealer agreement with any broker/dealers (each, a "dealer agreement") may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or, with respect to the Fund's shares, by a majority vote of the Fund's outstanding voting shares. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority vote of the Fund's outstanding voting shares, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the Trustees including a majority of the noninterested Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Trustees for their review.

For the fiscal years ended October 31, 2003 and 2002, the Distributor voluntarily waived all of the fees under the Plan in the amounts of $88,097 and $25,819, respectively. Because the Plan did not commence until June 3, 2002, there are no prior amounts incurred in connection with the Plan for the Fund to be presented here. It is anticipated that the principal types of activities for which payments will be made under the Plan include compensation to sales personnel, compensation to broker-dealers, compensation to underwriters, advertising, and servicing shareholder accounts.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "Investing in the Fund - Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.


                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on October 2, 1992. The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Amended and Restated Declaration of Trust currently provides for the shares of three series, as follows: the Fund, The Chesapeake Growth Fund, and The Chesapeake Aggressive Growth Fund (collectively, the "Chesapeake Funds"), all managed by the Advisor. The shares of the Fund and The Chesapeake Aggressive Growth Fund are all of one class; the shares of The Chesapeake Growth Fund are divided into three classes (Institutional Shares, Super-Institutional Shares, and Class A Investor Shares). The number of shares of each series shall be unlimited. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders cannot be modified by less than a majority vote.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.


                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Each series of the Trust, including the Fund, will designate (i) any dividend of qualified dividend income as qualified dividend income, (ii) any tax-exempt dividend as an exempt-interest dividend, (iii) any distribution of long-term capital gains as a capital gain dividend and (iv) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2004) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder's cost and thus, in effect, result in a return of a part of the shareholder's investment.

                             MANAGEMENT OF THE FUND

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers

The Trustees are responsible for the management and supervision of the Fund. The Trustees set broad policies for the Fund and choose the Fund's officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for each Trustee, including the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") and the Trustee who is an "interested person" as defined in the 1940 Act ("Interested Trustee"), as well as each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27802.


--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                            in Fund
                            Position(s)  Length                                             Complex
        Name, Age,          held with    of Time         Principal Occupation(s)           Overseen by      Other Directorships
        and Address         Fund/Trust   Served            During Past 5 Years               Trustee          Held by Trustee
--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
Jack E. Brinson, 71         Trustee      Since 8/92  Retired     since    January    2000;      3       Independent  Trustee  of the
                                                     Previously,     President,    Brinson              following:   The  Nottingham
                                                     Investment Co (personal investments)               Investment  Trust II for the
                                                     and  President, Brinson Chevrolet,                 eight series  of that trust;
                                                     Inc. (auto   dealership)                           New Providence Investment
                                                                                                        Trust for the one series of
                                                                                                        that trust; Hillman Capital
                                                                                                        Management Investment Trust
                                                                                                        for the two series of that
                                                                                                        trust; de Leon Funds  Trust
                                                                                                        for the one series of that
                                                                                                        trust;  and  MurphyMorris
                                                                                                        Investment Trust for the one
                                                                                                        series of that trust (all
                                                                                                        registered investment
                                                                                                        companies)
--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
Theo H. Pitt, Jr., 67       Trustee      Since 4/02  Senior Partner,  Community  Financial      3       Independent  Trustee  of the
                                                     Institutions Consulting,  since 1997,              following:   de  Leon  Funds
                                                     Rocky Mount, North Carolina;  Account              Trust for the one  series of
                                                     Administrator,      Holden     Wealth              that trust;  Hillman Capital
                                                     Management    Group    of    Wachovia              Management  Investment Trust
                                                     Securities  (money  management  firm)              for the two  series  of that
                                                     since September, 2003.                             trust;          MurphyMorris
                                                                                                        Investment   Trust  for  the
                                                                                                        one  series  of  that  trust
                                                                                                        (all  registered  investment
                                                                                                        companies)
--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
                                                          Interested Trustee*
--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
W. Whitfield Gardner, 41    Chairman     Since 6/96  Chairman    and    Chief    Executive      3                 None
The Chesapeake Funds        and                      Officer,    Gardner    Lewis    Asset
285 Wilmington-West         Chief                    Management     L.P.    (the    Fund's
Chester Pike                Executive                investment  advisor);   Chairman  and
Chadds Ford,                Officer                  Chief  Executive   Officer,   Gardner
Pennsylvania  19317         (Principal               Lewis    Asset    Management,    Inc.
                            Executive                (investment advisor)
                            Officer)

--------------------------- ------------ ----------- ------------------------------------- ------------ ----------------------------
*Basis of Interestedness.  W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner
Lewis Asset Management L.P., the Fund's investment advisor.
------------------------------------------------------------------------------------------------------------------------------------

                                       12

                                                               Officers
--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
John L. Lewis, IV, 40       President    Since       President,    Gardner   Lewis   Asset      n/a                n/a
The Chesapeake Funds                     12/93       Management L.P.
285 Wilmington-West
Chester Pike
Chadds Ford,
Pennsylvania  19317
--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
C. Frank Watson III, 33     Secretary    Secretary   President    and   Chief    Operating      n/a                n/a
                            and          since       Officer,   The   Nottingham   Company
                            Treasurer    5/96;       (administrator  to the  Fund),  since
                            (Principal   Treasurer   1999;  previously,   Chief  Operating
                            Financial    since       Officer, The Nottingham Company
                            Officer)     12/02
--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
Julian G. Winters, 35       Assistant    Assistant   Vice             President-Compliance      n/a                n/a
                            Secretary    Secretary   Administration,     The    Nottingham
                            and          since       Company,   since  1998;   previously,
                            Assistant    4/98;       Fund   Accountant,   The   Nottingham
                            Treasurer    Assistant   Company
                                         Treasurer
                                         since
                                         12/02
--------------------------- ------------ ----------  ------------------------------------- ------------ ----------------------------
William D. Zantzinger, 42   Vice         Since       Manager  of  Trading,  Gardner  Lewis      n/a                n/a
The Chesapeake Funds        President    12/93       Asset Management L.P.
285 Wilmington-West
Chester Pike
Chadds Ford,
Pennsylvania  19317

--------------------------- ------------ ----------- ------------------------------------- ----------- ----------------------------

Trustee Standing Committees. The Trustees have established the following standing committees:

     Audit Committee: All of the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met twice during the Fund's last fiscal year.

     Nominating Committee: All of the Independent Trustees are members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of independent trustees is in the sole discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Fund's last fiscal year. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

     Proxy Voting Committee: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee meets only as necessary and did not meet during the Fund's last fiscal year.

     Qualified Legal Compliance Committee: All of the Independent Trustees are members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund's last fiscal year.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of Fund equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2003 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and
E = over $100,000.

------------------------- ------------------------------------- -----------------------------------
                                                                 Aggregate Dollar Range of Equity
                                                                   Securities in All Registered
                                                                  Investment Companies Overseen
                             Dollar Range of Equity Securities         By Trustee in Family of
    Name of Trustee                    in the Fund                     Investment Companies*
------------------------- ------------------------------------- -----------------------------------
                                  Independent Trustees
------------------------- ------------------------------------- -----------------------------------
Jack E. Brinson                            A                                    B
------------------------- ------------------------------------- -----------------------------------
Theo H. Pitt, Jr.                          A                                    A
------------------------- ------------------------------------- -----------------------------------
                                   Interested Trustee
------------------------- ------------------------------------- -----------------------------------
W. Whitfield Gardner                       E                                    E
------------------------- ------------------------------------- -----------------------------------

     * Includes the three funds of the Trust.

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2003, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, distributor, or any entity controlling, controlled by, or under common control with the Advisor or distributor.

Approval of the Investment Advisory Agreement. As discussed in the "Investment Advisor" section below, the Trustees must specifically approve at least annually the renewal and continuance of the Investment Advisory Agreement ("Advisory Agreement") with the Advisor. During the year, the Trustees requested that the Advisor provide the Trustees with quarterly reports on the performance of the Fund and the basic future strategy of the Advisor with regard to the Fund. In addition, before the Trustees' meeting to decide on whether to renew the Advisory Agreement, the Advisor was requested to provide the Trustees with various information and materials about the Advisor and its services to the Fund. In evaluating whether to renew and continue the Advisory Agreement, the Trustees reviewed the information and materials provided by the Advisor as well as other materials and comparative reports provided by the Fund's other service providers, including Fund counsel. The Trustees also reviewed certain soft dollar arrangements involving broker rebates. These rebates were used by the Fund to offset Fund expenses. The Advisor did not receive any direct benefits from the soft dollar arrangements other than the benefit to the Fund.

In deciding on whether to renew and continue the Advisory Agreement, the Trustees considered numerous factors, including: (i) the nature and extent of the services provided by the Advisor; (ii) the Advisor's personnel and methods of operating; (iii) the investment performance of the Fund; (iii) overall expenses of the Fund including the Expense Limitation Agreement between the Trust on behalf of the Fund and the Advisor; (iv) the financial condition of the Advisor; and (v) the Advisor's investment strategy for the Fund.

Based upon its evaluation of the information, materials and factors described above, the Trustees concluded for the Fund: (i) that the terms of the Advisory Agreement were reasonable and fair; (ii) that the fees paid to the Advisor under the Advisory Agreement and the Fund's expense ratio as compared to similar funds were reasonable and fair; (iii) that they were satisfied with the Advisor's services, personnel and investment strategy; and (iv) that it was in the best interest of the Trust and the Fund to continue its relationship with the Advisor. Therefore, the Trustees, including the Trustees who are not a party to the Advisory Agreement or interested persons of the Advisor, unanimously approved the renewal and continuation of the Advisory Agreement for the Fund for another year.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $7,500 each year, plus $400 per series of the Trust per meeting attended in person or $150 per series of the Trust per meeting attended by telephone. Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended October 31, 2003.

----------------------------------- ----------------- ----------------------- ------------------- --------------------
                                                                                                         Total
                                                            Pension or                               Compensation
                                       Aggregate       Retirement Benefits        Estimated          from the Fund
                                      Compensation          Accrued As              Annual             and Trust
             Name of                    from the           Part of Fund         Benefits Upon           Paid to
         Person, Position                 Fund               Expenses             Retirement           Trustees*
----------------------------------- ----------------- ----------------------- ------------------- --------------------
                                                Independent Trustees
----------------------------------- ----------------- ----------------------- ------------------- --------------------
Jack E. Brinson, Trustee                 $3,900                None                  None               $11,700
----------------------------------- ----------------- ----------------------- ------------------- --------------------
Theo H. Pitt, Jr., Trustee**             $3,900                None                  None               $11,700
----------------------------------- ----------------- ----------------------- ------------------- --------------------
                                                Interested Trustee
----------------------------------- ----------------- ----------------------- ------------------- --------------------
W. Whitfield Gardner, Trustee             None                 None                  None                 None
----------------------------------- ----------------- ----------------------- ------------------- --------------------


   * Each of the Trustees serves as a Trustee to the three funds of the Trust, including the Fund.

Code of Ethics. The Trust and the Advisor each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to this code). There can be no assurance that the codes will be effective in preventing such activities.

Proxy Voting Policies. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees. A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

After June 30, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 1-800-430-3863 and (2) on the SEC's website at http://www.sec.gov.

Principal Holders of Voting Securities. As of February 13, 2004, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 2.755% of the then outstanding shares of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of February 13, 2004.

     Name and Address of          Amount and Nature of                 Percent
     Beneficial Owner             Beneficial Ownership                 of Fund
     ----------------             --------------------                 -------

Charles Schwab & Co. Inc.          4,186,104.739 shares                43.188%*
Attn:  Mutual Funds Dept
101 Montgomery Street
San Francisco, CA  94104

EGAP & CO                            535,354.969 shares                 5.523%
c/o Chittenden Trust Co
Post Office Box 820
2 Burlington Square
Burlington, VT  05401-4412

* Pursuant to applicable SEC regulations, this shareholder is deemed to control the Fund. This is an omnibus account holding shares for certain investors investing in the Fund through Charles Schwab & Co. Inc.


Investment Advisor. Information about the Advisor and its duties and compensation as advisor to the Fund is contained in the Prospectus. The Advisor supervises the Fund's investments pursuant to the Advisory Agreement. The Advisory Agreement is currently effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees who are not parties to the Advisory

Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Fund (as approved by the Trustees or by vote of a majority of the Fund's outstanding voting securities) or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio managers for the Fund are W. Whitfield Gardner and John L. Lewis, IV. Both are principals and control persons of the Advisor by ownership. W. Whitfield Gardner, John L. Lewis, IV and William D. Zantzinger, Vice President of the Fund, are affiliated persons of the Fund and the Advisor.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor is entitled to a monthly management fee equal to an annual rate of 1.00% of the average daily net asset value of the Fund. For the fiscal year ended October 31, 2003, the Advisor received its fee in the amount of $312,294 after voluntarily waiving a portion of its fee in the amount of $40,095. For the fiscal year ended October 31, 2002, the Advisor received its fee in the amount of $181,334 after voluntarily waiving a portion of its fee in the amount of $88,643. For the fiscal period ended October 31, 2001, the Advisor received its fee in the amount of $83,451 after voluntarily waiving a portion of its fee in the amount of $65,644.

Fund Accountant and Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company ("Administrator"), a North Carolina corporation, whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.

Compensation of the Administrator is based on a fund administration fee at the annual rate of 0.075% of the average daily net assets of the Fund, plus an annual fee of $12,500 per class of shares. In addition, the Administrator receives a base monthly fund accounting fee of $2,250 for each class of shares and an annual asset based fee of 0.01% of the net assets of the Fund for fund accounting and recordkeeping services. The Administrator will also receive the following to procure and pay the custodian for the Trust: 0.020% on the first $100 million of the Fund's net assets and 0.009% on all assets over $100 million plus transaction fees with a minimum annual fee of $4,800 ($400 per month). The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. For services to the Fund for the fiscal years ended October 31, 2003 and 2002 and the fiscal period ended October 31, 2001, the Administrator received $26,429, $20,248, and $11,182, respectively, in fund administration fees. For the same years and period, the Administrator received fund accounting fees of $30,524, $29,700, and $19,491, respectively.

The Administrator performs the following services for the Fund: (1) procures on behalf of, and coordinates with, the custodian and monitors the services it provides to the Fund; (2) coordinates with and monitors any other third parties furnishing services to the Fund; (3) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) assists the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) assists in the preparation of, and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Transfer Agent. The Trust has also entered into a Dividend Disbursing and Transfer Agent Agreement with North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. For its services, the Transfer Agent receives a shareholder servicing fee of $15 per shareholder per year, with a minimum fee of $1,500 per month per fund and a minimum fee of $750 per month for each additional class of shares. For the fiscal years ended October 31, 2003 and 2002 and the fiscal period ended October 31, 2001, the Transfer Agent received $18,000, $18,000, and $12,000, respectively, in such shareholder servicing fees.

Distributor. Capital Investment Group, Inc. ("Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to the Distribution Agreement approved by the Trustees.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party.

Custodian. Wachovia Bank, N.A., successor by merger to First Union National Bank ("Custodian"), 123 South Broad Street, Institutional Custody-PA4942, Philadelphia, Pennsylvania 19109, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator a fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

Independent Auditors. Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222, serves as independent auditors for the Fund, audits the annual financial statements of the Fund, prepares the Fund's federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel. Parker, Poe, Adams & Bernstein L.L.P., Charlotte, North Carolina, serves as legal counsel to the Trust and the Fund.


                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are generally not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $25,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $250 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Your Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-430-3863, or by writing to:

                         The Chesapeake Core Growth Fund
                           c/o NC Shareholder Services
                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Purchase and Redemption Price - Determining the Fund's Net Asset Value" in the Prospectus.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Redeeming Your Shares - Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund's contracts. Performance figures will be given for the recent one, five and ten year periods, or for the life of the Fund if it has not been in existence for any such periods, and any other periods as may be required under applicable law or regulation. When considering "average annual total return" figures for periods longer than one year, it is important to note that the Fund's annual total return for any given year might have been greater or less than its average for the entire period.

The Fund computes the "average annual total return" of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)^n = ERV

       Where:    T =       average annual total return.
                 ERV =     ending  redeemable  value at the end of the  period
                           covered by the  computation of a hypothetical  $1,000
                           payment made at the beginning of the period.
                 P =       hypothetical initial payment of $1,000
                 n =       period covered by the computation, expressed in terms
                           of years.

The Fund may also compute the "cumulative total return" of the Fund, which represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions). Cumulative total return is calculated in a similar manner as average annual total return, except that the results are not annualized. The Fund may also compute average annual total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculations of average annual total return and cumulative total return assume an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions assume that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions and redemption assume there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Fund's performance for any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.

The average annual returns before taxes on distributions of the Fund for the one-year and five-year periods ended October 31, 2003 and the period since September 29, 1997, date of commencement of operations of the Fund ("Inception"), through October 31, 2003 were 35.72%, 11.49%, and 10.27%, respectively. The cumulative total return before taxes on distributions of the Fund since Inception through October 31, 2003 was 81.35%. The average annual returns after taxes on distributions of the Fund for the one-year and five-year periods ended October 31, 2003 and the period since Inception through October 31, 2003 were 35.72%, 10.04%, and 9.07%, respectively. The cumulative total return after taxes on distributions of the Fund since Inception through October 31, 2003 was 69.71%. The average annual returns after taxes on distributions and sale of shares of the Fund for the one-year and five-year periods ended October 31, 2003 and the period since Inception through October 31, 2003 were 23.22%, 9.24%, and 8.34%, respectively. The cumulative total return after taxes on distributions and sale of shares of the Fund since Inception through October 31, 2003 was 62.87%.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Total Return Index and the NASDAQ Industrials Index, which are generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the U.S. securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

     o Lipper Analytical Services, Inc. which ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

     o Morningstar, Inc., an independent rating service, which is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                              FINANCIAL STATEMENTS

The audited  financial  statements  for the fiscal year ended  October 31, 2003,
including   the  financial   highlights   appearing  in  the  Annual  Report  to
shareholders, are incorporated by reference and made a part of this document.

                       APPENDIX A - DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized securities rating services are described below. A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.


Standard & Poor's(R) Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

     AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

     AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.


Moody's Investor Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

     Aaa - Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa - Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A - Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

     Baa - Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings
------------------

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

     P-1 -Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term  ratings enhanced
by  the  senior-most   long-term   rating  of  the  issuer,   its  guarantor  or
support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings
----------------------------------------------------------

Short-Term Debt Ratings - There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

     MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings - In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

     VMIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 2 - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 3 - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     SG - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.


Fitch Ratings. The following summarizes the highest four ratings used by Fitch, Inc. ("Fitch"):

Long-Term Ratings
-----------------

     AAA - Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA - Very high credit quality. The rating AA denotes a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A - High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

     BBB - Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D and D indicate a default has occurred.

Short-Term Ratings
------------------

     F1 - Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

     F2 - Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

     F3 - Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B - Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings "AAA" category or to the categories below "CCC", nor to short-term ratings other than "F1". The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                       APPENDIX B - PROXY VOTING POLICIES



The following proxy voting policies are provided:


(1)  the Trust's Proxy Voting and Disclosure Policy and
(2) the Advisor's Proxy Voting and Disclosure Policy, including a detailed description of the Advisor's specific proxy voting guidelines.

                         GARDNER LEWIS INVESTMENT TRUST

                       PROXY VOTING AND DISCLOSURE POLICY


I.   Introduction

     Effective April 14, 2003, the Securities and Exchange Commission ("SEC") adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 ("Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

     The IC Amendments require that the Gardner Lewis Investment Trust ("Trust") and each of its series of shares, The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund and The Chesapeake Core Growth Fund (individually "Fund" and collectively "Funds"), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

     This Proxy Voting and Disclosure Policy ("Policy") is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.


II.  Specific Proxy Voting Policies and Procedures

     A.   General

     The Trust's Board of Trustees ("Board") believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds' shareholders.

     B.   Delegation to Fund's Advisor

     The Board believes that Gardner Lewis Asset Management L.P. ("Advisor"), as the Funds' investment Advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

     (1)  to make the proxy voting decisions for each Fund; and
     (2) to assist each Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and
          (d) whether the Fund cast its vote for or against management.

     The Board, including a majority of the independent trustees of the Board, must approve the Advisor's Proxy Voting and Disclosure Policy ("Advisor's Voting Policy") as it relates to each Fund. The Board must also approve any material changes to the Advisor's Voting Policy no later than four (4) months after adoption by the Advisor.

     C.   Conflicts

     In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund's shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor's Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.


III. Fund Disclosure

     A. Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

     Beginning with a Fund's next annual update to its Statement of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

     B.   Disclosure of the Fund's Complete Proxy Voting Record

     In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

     Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

         (i)      The name of the issuer of the portfolio security;
         (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
         (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
         (iv) The shareholder meeting date; (v) A brief identification of the matter voted on;
         (vi) Whether the matter was proposed by the issuer or by a security holder;
         (vii)    Whether the Fund cast its vote on the matter;
         (viii) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
         (ix)     Whether the Fund cast its vote for or against management.

     Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

     Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.


IV.  Recordkeeping

     The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

         (i)      A copy of this Policy;
         (ii)     Proxy Statements received regarding each Fund's securities;
         (iii)    Records of votes cast on behalf of each Fund; and
         (iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

     The foregoing records may be kept as part of the Advisor's records.

     A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund's Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.


V.   Proxy Voting Committee

     A.   General

     The Proxy Voting Committee of the Trust ("Proxy Voting Committee") shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

     B.   Powers and Methods of Operation

     The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.  Other

     This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 1st day of July, 2003.

                         GARDNER LEWIS ASSET MANAGEMENT

                               PROXY VOTING POLICY


It is the intent of Gardner Lewis Asset Management ("Gardner Lewis") to vote proxies in the best interests of the firm's clients. In order to facilitate this proxy voting process, Gardner Lewis has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. Corporate actions are monitored by Gardner Lewis' operations and research staff through information received from ISS regarding upcoming issues.

Clients with separately managed accounts may request a copy of this policy or how proxies relating to their securities were voted by contacting the advisor directly. Investors in the Chesapeake Family of Funds (individually "Fund" or collectively "Funds") may request a copy of this policy or the Fund's proxy voting record upon request, without charge, by calling the Fund at 1-800-430-3863, by reviewing the Fund's website, if applicable, or by reviewing filings available on the SEC's website at http://www.sec.gov.

Institutional Shareholder Services (ISS)
----------------------------------------

ISS is an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. Gardner Lewis subscribes to the ISS Standard Policy which is sometimes referred to as the Economic Value Policy. These services, provided to Gardner Lewis include in-depth research, analysis, and voting recommendations. In the vast majority of circumstances proxy issues are voted in accordance with ISS recommendations.

In addition to retaining ISS, Gardner Lewis has appointed a group of senior level employees to act as a Proxy Committee ("Proxy Committee"). In those circumstances where the Portfolio Manager or Analyst who covers a security for Gardner Lewis determines that they wish to vote contrary to ISS's recommendations, the Proxy Committee reviews the issue and makes the final decision regarding how shares will be voted. In evaluating issues, the Proxy Committee may consider information from ISS, the Analyst/Portfolio Manager, the management of the subject company, and shareholder groups.

Conflicts of Interest
---------------------

As stated above, the Proxy Committee reviews all of those issues where Gardner Lewis' internal research staff believes that proxies should be voted contrary to ISS guidelines. The Proxy Committee's review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The Proxy Committee examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the Proxy Committee will direct that the proxy issue must be voted with ISS's recommendation. In the event ISS is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the Proxy Committee will defer the decision to the Fund's Proxy Voting Committee, which is made up of independent trustees. Decisions made by the Fund's Proxy Voting Committee will be used to vote proxies for other Gardner Lewis clients holding the same security. For securities not held by a Fund, if ISS is unable to make a recommendation then Gardner Lewis's internal Proxy Committee will direct the voting of such shares.

Voting Procedures
-----------------

The physical voting process and recordkeeping of votes is carried out by Gardner Lewis Operations Staff at both the broader company and individual account levels through the Automatic Data Processing, Inc. (ADP) Proxy Edge System.

Gardner Lewis votes most proxies for clients where voting authority has been given to the advisor by the client. However, in some circumstances the advisor may decide not to vote some proxies if they determine that voting such proxies is not in the client's best interests. For example: the advisor may choose not to vote routine matters if shares would need to be recalled in a stock loan program. Gardner Lewis will not vote:

     1) when the shares are sold after the record date but before the meeting date
     2) proxies for legacy securities held in a new client account previously managed by another manager that the advisor intends to sell
     3) proxies for securities held in an unsupervised portion of a client's account

     4) proxies that are subject to blocking restrictions, proxies that require the advisor to travel overseas in order to vote or
     5)   proxies that are written in a language other than English.

Record Retention
----------------

Gardner Lewis retains records relating to:

     1)   Proxy voting policies and procedures
     2) Proxy statements received for client securities (The advisor may rely on filings made on Edgar or its voting service to maintain this record)
     3)   Records of votes cast on behalf of clients
     4)   Records of client requests for proxy voting info
     5) Documents prepared by the advisor that were material to making a proxy voting decision or memorialized the basis for the decisions.

All such records will be maintained as required by applicable laws and regulations.

Voting Guidelines
-----------------

Attached is the current ISS Proxy Voting Guidelines Summary that provides general voting parameters on various types of issues when there are no extenuating circumstances. As discussed above, in the vast majority of circumstances proxy issues will be voted in accordance with ISS recommendations.

Gardner Lewis reserves the right to amend and revise this policy without notice at any time.


This policy is dated June 30, 2003.

                       ISS Proxy Voting Guidelines Summary

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.


The Board of Directors (Chapter 3)
----------------------------------

Voting on Director Nominees in Uncontested Elections Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse,
     o    Implement or renew a dead-hand or modified dead-hand poison pill,
     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding,
     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years,
     o Failed to act on takeover offers where the majority of the shareholders tendered their shares,
     o Are inside directors and sit on the audit, compensation, or nominating committees, and
     o Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

     o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties,
     o    Majority of independent directors on board,
     o    All-independent key committees,
     o    Committee chairpersons nominated by the independent directors,
     o    CEO performance reviewed annually by a committee of outside directors,
     o    Established governance guidelines, and
     o    Company performance.

Proposals Seeking a Majority of Independent Directors
Shareholder proposals asking that a majority of directors be independent should be evaluated on a CASE-BY-CASE basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements
Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office
Vote AGAINST shareholder proposals to limit the tenure of outside directors.

Age Limits
Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.


Proxy Contests (Chapter 4)
--------------------------

Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.


Auditors (Chapter 5)
--------------------

Ratifying Auditors
Vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


Proxy Contest Defenses (Chapter 6)
----------------------------------

Board Structure: Staggered vs. Annual Elections
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board Vote FOR proposals that seek to fix the size of the board.

Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


Tender Offer Defenses (Chapter 7)
---------------------------------

Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Fair Price Provisions
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail
Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights Vote AGAINST dual-class exchange offers.

Vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws
Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers
Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements
Vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.


Miscellaneous Governance Provisions (Chapter 8)
-----------------------------------------------

Confidential Voting
Vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

Equal Access
Vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees
Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.


Capital Structure (Chapter 9)
-----------------------------

Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

Vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting. Review on a CASE-BY-CASE basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock
Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings
Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Consider the following issues:

     o Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
     o Change in Control--Will the transaction result in a change in control of the company?
     o Bankruptcy--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as:

     o    Adverse governance changes,
     o    Excessive increases in authorized capital stock,
     o    Unfair method of distribution,
     o    Diminution of voting rights,
     o Adverse conversion features, o Negative impact on stock option plans, and
     o    Other alternatives such as spinoff.


Executive and Director Compensation (Chapter 10)
------------------------------------------------

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options
Vote  on  management   proposals  seeking  approval  to  reprice  options  on  a
CASE-BY-CASE basis.

Director Compensation
Votes on stock-based plans for directors are made on a CASE-BY-CASE basis.

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-Related Compensation Proposals:

     o Amendments that Place a Cap on Annual Grants or Amend Administrative Features Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
          Section 162(m) of OBRA.
     o Amendments to Added Performance-Based Goals Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
     o Amendments to Increase Shares and Retain Tax Deductions Under OBRA Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.
     o Approval of Cash or Cash-and-Stock Bonus Plans Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay
Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes
Vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.


State of Incorporation (Chapter 11)
-----------------------------------

Voting on State Takeover Statutes
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals
Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis.


Mergers and Corporate Restructurings (Chapter 12)
-------------------------------------------------

Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

Spinoffs
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales
Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name Vote FOR changing the corporate name.


Mutual Fund Proxies (Chapter 13)
--------------------------------

Election of Directors
Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
     o Ignore a shareholder proposal that is approved by a majority of shares outstanding;
     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;
     o    Are interested directors and sit on the audit or nominating committee;
          or
     o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund
Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests
Vote proxy contests on a CASE-BY-CASE basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements
Vote the investment advisory agreements on a CASE-BY-CASE basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
potential  competitiveness;   regulatory  developments;  current  and  potential
returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

Name Rule Proposals
Vote these proposals on a CASE-BY-CASE basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

Disposition of Assets/Termination/Liquidation
Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

Changes to the Charter Document
Vote changes to the charter document on a CASE-BY-CASE basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund
Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund's Subclassification
Vote these proposals on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval Vote AGAINST these proposals.

Distribution Agreements
Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Changes to the Charter Document
Vote changes to the charter document on a CASE-BY-CASE basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers
Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals Establish Director Ownership Requirement Vote AGAINST the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor
Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.


Social and Environmental Issues (Chapter 14)
--------------------------------------------

CONSUMER ISSUES AND PUBLIC SAFETY

     o    Animal Rights
          Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
          o    The nature of the product  and the degree that animal  testing is necessary or federally mandated (such as medical products),
          o    The  availability  and  feasibility  of  alternatives  to  animal testing to ensure product safety, and
          o    The degree that competitors are using animal-free testing.

     o    Drug Pricing
          Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
          o    Whether the proposal focuses on a specific drug and region;
          o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness;
          o    Whether  the  company  already  limits  price  increases  of  its products;
          o Whether the company already contributes life-saving pharmaceuticals to the needy; and
          o    The extent that peer companies implement price restraints.

     o Genetically Modified Foods Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:
          o    The costs and feasibility of labeling and/or phasing out;
          o The nature of the company's business and the proportion of it affected by the proposal;
          o The proportion of company sales in markets requiring labeling or GMO-free products;
          o    The extent that peer companies label or have eliminated GMOs;

          o Competitive benefits, such as expected increases in consumer demand for the company's products; and
          o The risks of misleading consumers without federally mandated, standardized labeling.

          Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

          Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

          Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:
          o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
          o    The extent that peer companies have eliminated GMOs;
          o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products; and
          o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs.

          Vote AGAINST proposals seeking a report on the health effects of GMOs. Studies of this sort are better undertaken by regulators and the scientific community.

     o Handguns Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

     o    Predatory Lending
          Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
          o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
          o Whether the company has adequately disclosed the financial risks of its subprime business; and
          o Whether the company has been subject to violations of lending laws or serious lending controversies.

          o    Tobacco
          Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:
               o    Second-hand smoke:
                    |X| Whether the company complies with all local ordinances and regulations;
                    |X| The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness; and
                    |X|  The risk of any health-related liabilities.
               o    Advertising to youth:
                    |X| Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
                    |X| Whether the company has gone as far as peers in restricting advertising; and
                    |X| Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth.
               o Cease production of tobacco-related products or avoid selling products to tobacco companies:
                    |X| The percentage of the company's business affected and |X| The economic loss of eliminating the business versus
                         any potential tobacco-related liabilities.
               o    Spinoff tobacco-related businesses:
                    |X|  The percentage of the company's business affected;
                    |X|  The feasibility of a spinoff; and
                    |X| Potential future liabilities related to the company's tobacco business.
               o    Stronger product warnings:

                    Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.
               o    Investment in tobacco stocks:
                    Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

     o    Arctic National Wildlife Refuge
          Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
          o    Whether  there  are  publicly  available   environmental   impact
               reports;
          o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and
          o    The current status of legislation regarding drilling in ANWR.

     o    CERES Principles
          Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
          o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;
          o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills; Environmentally conscious practices of peer companies, including endorsement of CERES; and
          o    Costs of membership and implementation.

     o    Environmental Reports
          Generally  vote FOR  requests  for reports  disclosing  the  company's
          environmental   policies   unless  it  already   has   well-documented
          environmental management systems that are available to the public.

     o    Global Warming
          Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting. However, additional reporting may be warranted if:
          o    The company's level of disclosure lags that of its competitors or
          o The company has a poor environmental track record, such as violations of federal and state regulations.

     o    Recycling
          Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
          o    The nature of the company's business and the percentage affected;
          o    The extent that peer companies are recycling;
          o    The  timetable  prescribed  by  the  proposal;
          o    The costs of implementation; and
          o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

     o    Renewable Energy
          Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
          o    The nature of the company's business and the percentage affected;
          o The extent that peer companies are switching from fossil fuels to cleaner sources;
          o    The timetable and specific action prescribed by the proposal; and
          o    The costs of implementation.

GENERAL CORPORATE ISSUES

     o    Link Executive Compensation to Social Performance
          Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
          o    The relevance of the issue to be linked to pay;
          o The degree that social performance is already included in the company's pay structure;
          o The degree that social performance is used by peer companies in setting pay;
          o Violations or complaints filed against the company relating to the particular socialperformance measure;
          o Artificial limits sought by the proposal, such as freezing or capping executive pay;
          o    Independence of the compensation committee; and
          o    Current company pay levels.

     o    Charitable/Political Contributions
          Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
          o The company is in compliance with laws governing corporate political activities, and
          o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
               (PACs) are strictly voluntary and not coercive.

         Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

         Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

         Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

LABOR STANDARDS AND HUMAN RIGHTS

     o    China Principles
          Vote CASE-BY-CASE on proposals to implement the China Principles, taking into account:
          o    The company's  current  workplace code of conduct or adherence to other global standards and their similarity to the Principles;
          o    Agreements  with  foreign  suppliers  to meet  certain  workplace standards;
          o    How company and vendor  facilities are monitored;
          o    Peer company adherence to the Principles;
          o    Costs and feasibility/legality of implementing the Principles;
          o    Control of company and  involvement  of Chinese  army/government;
               and
          o Whether the company has been recently involved in labor and human rights controversies or violations.

     o    Country-specific human rights reports
          Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
          o    The nature and amount of company business in that country;
          o    The company's workplace code of conduct;
          o    Proprietary and confidential information involved;
          o Company compliance with U.S. regulations on investing in the country; and
          o    Level of peer company involvement in the country.

     o    International Codes of Conduct/Vendor Standards
          Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

          o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;
          o Agreements with foreign suppliers to meet certain workplace standards;
          o    How company and vendor facilities are monitored;
          o    Company participation in fair labor organizations;
          o    Type of business;
          o    Proportion of business conducted overseas;
          o    Countries of operation with known human rights abuses;
          o Whether the company has been recently involved in labor and human rights controversies or violations;
          o    Peer company standards and practices; and
          o    Union presence in company's international factories.

          Generally vote AGAINST proposals that mandate outside independent monitoring, which may entail sizable costs to the company unless there are serious concerns or controversies surrounding the company's overseas operations.

          Generally  vote FOR  reports  outlining  vendor  standards  compliance unless:
          o The company does not operate in countries with significant human rights violations;
          o    The  company  has  no  recent  human  rights   controversies   or
               violations; or
          o The company already publicly discloses information on its vendor standards compliance.

     o    MacBride Principles
          Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
          o Company compliance with or violations of the Fair Employment Act of 1989;
          o Company antidiscrimination policies that already exceed the legal requirements;
          o    The cost and feasibility of adopting all nine principles;
          o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);
          o    The potential for charges of reverse discrimination;
          o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;
          o    The level of the company's investment in Northern Ireland;
          o    The number of company employees in Northern Ireland;
          o    The  degree  that  industry   peers  have  adopted  the  MacBride
               Principles; and
          o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

     o    Foreign Military Sales/Offsets
          Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

     o    Landmines
          Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine and cluster bomb production, taking into account:
          o Whether the company currently manufactures landmines or landmine components and
          o    Whether the company's peers have renounced future production.

     o    Spaced-Based Weaponization
          Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:
          o    The information is already publicly available or
          o    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

     o    Board Diversity
          Generally vote FOR reports on the company's efforts to diversify the board, unless:
          o The board composition is reasonably inclusive in relation to companies of similar size and business or
          o The board already reports on its nominating procedures and diversity initiatives.

         Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
          o    The degree of board diversity;
          o    Comparison with peer companies;
          o    Established process for improving board diversity;
          o    Existence of independent  nominating committee;
          o    Use of outside search firm; and
          o    History of EEO violations.

     o    Equal Employment Opportunity (EEO)
          Generally vote FOR reports outlining the company's affirmative action initiatives unless:
          o    The company has well-documented equal opportunity programs;
          o    The  company  already   publicly   reports  on  its  company-wide
               affirmative initiatives and provides data on its workforce diversity; and
          o    The company has no recent EEO-related violations or litigation.

          Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

     o    Glass Ceiling
          Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
          o The composition of senior management and the board is fairly inclusive;
          o The company has well-documented programs addressing diversity initiatives and leadership development;
          o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and/or
          o    The company has no recent EEO-related violations or litigation.

     o    Sexual Orientation
          Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:
          o Whether the company's EEO policy is already in compliance with federal, state, and local laws;
          o    Whether the company has any recent EEO  violations or litigation;
               and
          o Whether the company faced controversies regarding unfair treatment of gay and lesbian employees.

          Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

________________________________________________________________________________


                         THE CHESAPEAKE CORE GROWTH FUND

________________________________________________________________________________

                 a series of the Gardner Lewis Investment Trust






                                  Annual Report


                       FOR THE YEAR ENDED OCTOBER 31, 2003




                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317


                         THE CHESAPEAKE CORE GROWTH FUND
                            116 South Franklin Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-430-3863


This report and the financial statements contained herein are submitted for the general information of the shareholders of The Chesapeake Core Growth Fund (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the Fund for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Capital Investment Group, Inc., Post Office Drawer 4365, Rocky Mount, North Carolina 27803, Phone 1-800-773-3863

                           ____________________________

                              THE CHESAPEAKE FUNDS
                           ____________________________


                                                               December 10, 2003




2003 FISCAL YEAR COMMENTARY




CHESAPEAKE CORE GROWTH FUND
November 1, 2002 to October 31, 2003



MARKET ENVIRONMENT. The stock market was showing positive signs last fall as the Fund began its fiscal year; but by December 2002 it was once again testing the nerves of investors. Corporate earnings data had improved throughout 2002, but by year-end investors had become concerned that economic recovery could be derailed by geopolitical developments. December, January, and February saw broad market losses as investors were gripped by the looming confrontation with Iraq and the discord among U.S. global allies. Talk of global destabilization, deflation and double-dipping back into recession began to dominate the investment discussion.

In March, though, investors started looking past the Iraq conflict and began to focus again on the prospect of economic recovery. The market moved off its lows and gained momentum as improving economic and corporate results began to fuel a better outlook on the part of investors. From the March 11, 2003 low through the Fund's fiscal year-end, the S&P 500 Total Return Index gained 32.67%^i and the Fund gained 47.95%.

For the full fiscal year, the S&P 500 Total Return Index gained 20.80%^ii and the Fund gained 35.72%. Please refer to the Fund's Performance Update section for a more comprehensive review of Fund performance.

Even after the market's impressive rebound, however, it is hardly in uncharted territory. For some perspective, the S&P 500 Index closed October 2003 near levels first attained in March 1998 on the way up and at almost the same level where it opened immediately after the 9/11 terrorist attacks of 2001 on its way back down.^iii Corporate earnings appear stronger today than they were in either 1998 or 2001, and the investing environment seems far less uncertain than it did in the days following the 9/11 attacks. The following table illustrates the

______________
^i Source: Bloomberg. S&P 500 Total Return Index from March 11, 2003 to October 31, 2003.
^ii Source: Bloomberg. S&P 500 Total Return Index from October 31, 2002 to October 31, 2003
^iii Source: Bloomberg. S&P 500 Index values: October 31, 2003, 1050.71; March 3, 1998, 1052.02; September 17, 2001, 1038.77.

calendar year over prior calendar year changes in operating earnings per share of the S&P 500 Index, along with the index value and implied price-earnings ratios (PE) at the end of each of the calendar years:^iv

     Calendar     S&P 500      Earnings Change        S&P 500       Trailing
      Year        Earnings      vs. prior Year      Index close     PE Ratio
      1998         $44.49            -1%                1229           28
      1999         $50.88           +14%                1469           29
      2000         $56.34           +11%                1320           23
      2001         $45.17           -20%                1148           25
      2002         $48.13            +7%                 880           18
      2003         $53.50*          +11%*               1051**         20**
      2004         $59.96*          +11%*
      2005         $64.50*           +8%*

* First Call Estimates as of 12/09/03.
** As of 10/31/03 Fund fiscal year-end.

Last year we highlighted the improvement in corporate earnings. Reported quarterly earnings (operating earnings) for companies in the S&P 500 had moved from showing aggregate declines of 25% in the second half of 2001 to showing almost 15% increases in the second half of 2002.^v Positive corporate earnings comparisons continued in 2003,^vi and earnings growth is now expected to be in the 10-15% range for the S&P 500 in 2003 and to trend back to its normal 8-12% growth rates in the coming years (see above table for details). While the market has endured a wild ride the past five years, corporate earnings have been far less volatile. In fact, the S&P 500 operating earnings for 2003 are expected to be higher than any previous year except 2000, and next year they are expected to easily eclipse the 2000 peak (see above table for details). Yet the S&P 500 finished October 2003 at levels that would require in excess of 40% appreciation to reach its 2000 peak levels.^vii

A notable phenomenon this year has been the striking outperformance of smaller company stocks compared to large cap stocks. During the Fund's fiscal year, the Russell 2000 Total Return Index of small company stocks was up 43.37% while the




______________
^iv Source: Baseline/First Call. Operating Earnings are the earnings results of companies ignoring unusual and extraordinary items; operating earnings are useful in gauging the underlying trends in a company's business. This table shows the aggregate operating earnings of all the companies within the S&P 500 Index. Historical S&P 500 Index data from Bloomberg. 2003 earnings incorporate actual operating earnings through the first 3 quarters and the consensus estimate for the current (fourth) quarter. All estimates are First Call consensus averages of research analysts. Trailing PE is derived by dividing the year-end index value by the earnings of the same year (trailing).
^v Source: Baseline. Quarterly changes (versus prior year) in aggregate operating earnings for the S&P 500 Index companies were: Third Quarter 2001, -25%; Fourth Quarter 2001, -23%; Third Quarter 2002, +14%; Fourth Quarter 2002, +18%.
^vi Source: Baseline. Quarter comparisons (versus prior year) for aggregate operating earnings per share for the S&P 500 Index component companies in 2003 were: First Quarter, +12%; second Quarter, +9%; Third Quarter, +18%.
^vii The S&P 500 Index was over 1500 on several occasions in 2000. To move back to 1500 would require 42.76% appreciation in the index from its 1051.71 October 31, 2003 value.

Russell 1000 Total Return Index of large company stocks was up 22.32%.^viii It is not unusual for smaller capitalization stocks to outperform during periods of economic rebound, as slight improvements in sales can have magnified effects to the profitability of small companies. In fact, the strength of smaller cap stocks gives evidence to investors' belief that the economic rebound is real and sustainable.


PORTFOLIO REVIEW. The following table breaks out the Fund's holdings by economic sector and compares 2002 and 2003 fiscal year-end holdings to those of the S&P 500.^ix


 ------------------------- ------------ ------------ ------------ ------------
          Economic            S&P 500       Fund        S&P 500       Fund
           Sector           10/31/2002   10/31/2002   10/31/2003   10/31/2003
 ------------------------- ------------ ------------ ------------ ------------
 Consumer Discretionary            11%          25%          11%          21%
 Consumer Staples                  13%           2%          11%           4%
 Energy                             6%           4%           5%           5%
 Financials                        21%          16%          21%          17%
 Health Care                       15%          17%          13%          17%
 Industrials                       10%          12%          11%           7%
 Information Technology            15%          13%          18%          26%
 Materials                          3%           3%           3%           2%
 Telecom Services                   4%           0%           3%           0%
 Utilities                          3%           0%           3%           0%
 Cash                               0%           8%           0%           0%
 ------------------------- ------------ ------------------------ ------------
  Total                           100%         100%         100%         100%
 ------------------------- ------------ ------------ ------------ ------------


During the Fund's fiscal year, all 10 economic sectors in the S&P 500 Index posted profits. Within the Fund, all sectors were profitable as well, with
Information Technology leading in contribution to profits and Consumer Discretionary a close second. Information Technology and Consumer Discretionary were also the sectors where the Fund had the most exposure through the year, both in absolute terms and relative to the weightings of the S&P 500. The Fund's sector weights are generally limited to plus or minus 10% when compared to the S&P 500 in order to avoid extreme sector related risk, and to focus the investment process on stock selection rather than sector or market timing decisions.^x


______________
^viii  Source:  Bloomberg, Russell total return indices.
^ix For sector classifications, the Standard & Poor's Global Industry Classification Standard (GICS) is used. Standard & Poor's made changes to the GICS categories in May 2003 which are used for historical sector weightings here.
^x Standard & Poor's made changes to the GICS categories in May 2003 which had the result of decreasing the weight of the Consumer Discretionary category and increasing the weight of the Consumer Staples category (by moving Wal-Mart to the Consumer Staples category). Because the new GICS classifications are used for the historical comparisons in the above chart, the changes make the Fund's

The Fund's success this fiscal year when compared to the S&P 500 Total Return Index can be attributed primarily to successful stockpicking throughout most sectors. The holdings of the Fund outperformed the S&P 500 components most significantly within Information Technology, Consumer Discretionary, and Health Care, which were also among the Fund's largest sector exposures. Sector weightings relative to the S&P 500 Index were not as important in explaining the Fund's relative returns.^xi

Consumer Discretionary gains in the Fund were led by Amazon.com and Sears in the retail area. Amazon continued to expand their market share of e-commerce, and extended the rollout of their affiliate programs, which drove substantial expansion in their profit margins and cash flow. Sears realized a significant profit in the divestiture of their credit card division and at the same time began to show promising improvement in their apparel business.

Information Technology profits were broad based, with Semiconductor related issues (Applied Materials, Texas Instruments) the strongest contributor of profits. The Computer Hardware (EMC) and Communications Equipment (Cisco) areas were solid contributors as well, due in large part to an improved outlook for corporate technology spending. Profits within the Software area were relatively slight.

Returns for the Fund in the Health Care sector were strong as well. The Fund had strong gains in Boston Scientific and St. Jude Medical, both makers of medical devices like coronary stents and pacemakers. In the services area (hospitals and HMOs), though, the Fund posted a slight loss as heightened competition and pricing pressure created some uncertainty for the outlook of these industries. Profits in the Pharmaceuticals area came primarily from the generic drug maker Teva Pharmaceutical.

Profits in Financials were also broad based. Credit card and consumer finance providers (Capital One, MBNA, American Express) had the strongest contribution, though investment banks (Lehman Brothers, Goldman Sachs) posted solid gains as well. The Fund had relatively low exposure to traditional banks due to our concerns of increased competition for retail depositors and potentially slowing earnings growth.

In summary, the Fund's most important individual contributors to profits this fiscal year included Amazon.Com Inc. (Consumer Discretionary: e-commerce); Sears (Consumer Discretionary: retail); EMC Corporation (Information Technology: storage hardware); Applied Materials (Information Technology: semiconductor equipment); and Cisco Systems (Information Technology: communications equipment).

Notable detractors included Abbott Labs (Health Care: pharmaceuticals); H & R Block, Inc. (Industrials: services); BJ Services (Energy: services); Mellon Financial Corp. (Financials: banks); and Tenet Healthcare Corp (Health Care: hospitals).

Please refer to the Portfolio of Investments section for a complete listing of Fund holdings and the amount each represents of the portfolio.

______________
relative weights in 2003 now appear different than they may have been during the period. In effect, the table overstates the Fund's overweight to Consumer Discretionary and the Fund's underweight to Consumer Staples.
^xi Relative return analysis based on Fact Set performance attribution reports.

OUTLOOK. The economic recovery appears now to be well underway. The most recent GDP (Gross Domestic Product) figures indicate a 8.2% growth rate in the third quarter; consumer confidence and retail sales have upticked dramatically and durable goods and new factory orders are showing positive comparisons. Even the employment data, which typically lags the economy, has recently begun to show improvement.^xii The stock market tends to be a leading economic indicator, rising or falling well ahead of changes in the business cycle. As such, the market's strength this year bodes well for continued improvement in the broader economy. However, we do not rely on macroeconomic or broad market changes to drive appreciation in our portfolio companies.

While other investment approaches might focus on top down macroeconomic factors, we concentrate on business prospects at the company level. We make thousands of calls and visits to business leaders each year in an effort to better and sooner understand changes occurring in and around their companies. Our interviews with companies' competitors, customers, and suppliers lets us understand the entire economic food chain, and often give us our most valuable insights into our own portfolio companies' prospects. During some periods of time the market may be driven by investors' preoccupation with broader issues, but in the end the market is comprised of individual companies whose stocks are ultimately priced based upon their unique business circumstances.

Our conversations with industry leaders indicate an important change in their outlooks. Company managements are beginning to worry that under-investment in their businesses might leave them unable to benefit fully from the economic rebound; whereas only months ago they still feared the rebound was too uncertain to justify normal levels of capital spending. Business cycles are driven by broad swings in sentiment and in some ways can be self fulfilling. It appears that we have now transitioned from a vicious cycle of doubt to the early stages of a virtuous cycle of confidence among corporate leaders.

Sincerely,


/s/ W. Whitfield Gardner                        /s/ John L. Lewis, IV
_________________________                       _____________________
W. Whitfield Gardner                            John L. Lewis, IV

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investment in the Fund is subject to investment risks, including, without limitation, risk related to investment in equity securities, market risk, risk related to investment in medium capitalization companies, investment advisor risk and other risks as set forth in the prospectus. For more complete information regarding the Fund, including additional information about risks, charges and expenses, obtain a prospectus by calling the Fund directly at (800) 430-3863 or the Fund's Advisor at (610) 558-2800. Please read the prospectus carefully before you invest.

______________
^xii Source: Barron's Online. Based on 3rd Quarter GDP figures, November Consumer Confidence, October Retail Store Sales, October Durable Goods Orders, September New Factory Orders, October Unemployment Rate, November Initial Jobless Claims.

                         THE CHESAPEAKE CORE GROWTH FUND

                     Performance Update - $25,000 Investment

       For the period from September 29, 1997 (Commencement of Operations)
                               to October 31, 2003

--------------------------------------------------------------------------------
                          The Chesapeake Core          S&P 500 Total
                              Growth Fund               Return Index
--------------------------------------------------------------------------------
      9/29/1997                $25,000                   $25,000
     10/31/1997                 24,450                    24,012
      4/30/1998                 28,275                    29,412
     10/31/1998                 26,321                    29,292
      4/30/1999                 35,137                    35,831
     10/31/1999                 39,194                    36,811
      4/30/2000                 52,661                    39,459
     10/31/2000                 54,515                    39,053
      4/30/2001                 48,311                    34,341
     10/31/2001                 37,735                    29,327
      4/30/2002                 39,786                    30,005
     10/31/2002                 33,406                    24,897
      4/30/2003                 35,522                    26,012
     10/31/2003                 45,339                    30,076


This graph depicts the performance of The Chesapeake Core Growth Fund (the "Fund") versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

             --------------- ---------------- ----------------------
                                                  Since 9/29/97
                One Year       Five Years       (Commencement of
                                                   Operations)
             --------------- ---------------- ----------------------
                 35.72%          11.49%              10.27%
             --------------- ---------------- ----------------------



>>   The graph  assumes an initial  $25,000  investment  at  September  29, 1997
     (commencement  of  operations).   All  dividends  and   distributions   are
     reinvested.

>>   At October 31, 2003,  the value of the Fund would have increased to $45,339
     - a cumulative total investment return of 81.35% since September 29, 1997.

>> At October 31, 2003, the value of a similar investment in the S&P 500 Total Return Index would have increased to $30,076 - a cumulative total investment return of 20.30% since September 29, 1997.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions and the principal value of shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          October 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 99.17%

      Aerospace & Defense - 2.45%
           The Boeing Company ....................................................                    4,500            $  1,712,805
                                                                                                                       ------------

      Apparel Manufacturing - 2.53%
           Jones Apparel Group, Inc. .............................................                   51,400               1,773,300
                                                                                                                       ------------

      Broadcast - Cable - 3.60%
      (a)  Comcast Corporation ...................................................                   77,400               2,524,788
                                                                                                                       ------------
      Broadcast - Radio & Television - 1.92%
           Clear Channel Communications, Inc. ....................................                   33,000               1,347,060
                                                                                                                       ------------

      Chemicals - 1.80%
           E.I. du Pont de Nemours and Company ...................................                   31,300               1,264,520
                                                                                                                       ------------

      Commercial Services - 5.54%
      (a)  Cendant Corporation ...................................................                   92,800               1,895,904
           Moody's Corporation ...................................................                   34,300               1,983,569
                                                                                                                       ------------
                                                                                                                          3,879,473
                                                                                                                       ------------
      Computers - 10.91%
      (a)  Cisco Systems, Inc. ...................................................                   96,100               2,016,178
      (a)  Dell Computer Corporation .............................................                   50,300               1,816,836
      (a)  EMC Corporation .......................................................                  144,180               1,995,451
           Seagate Technology Holdings ...........................................                   79,100               1,817,718
                                                                                                                       ------------
                                                                                                                          7,646,183
                                                                                                                       ------------
      Electronics - Semiconductor - 8.91%
      (a)  Advanced Micro Devices, Inc. ..........................................                  108,600               1,650,720
      (a)  Applied Materials, Inc. ...............................................                   91,800               2,145,366
      (a)  Micron Technology, Inc. ...............................................                   91,800               1,316,412
           Texas Instruments, Inc. ...............................................                   39,000               1,127,880
                                                                                                                       ------------
                                                                                                                          6,240,378
                                                                                                                       ------------
      Entertainment - 1.74%
      (a)  InterActive Corp. .....................................................                   33,200               1,218,772
                                                                                                                       ------------

      Financial - Securities Broker - 3.83%
           Lehman Brothers Holdings Inc. .........................................                   19,185               1,381,320
           The Goldman Sachs Group, Inc. .........................................                   13,900               1,305,210
                                                                                                                       ------------
                                                                                                                          2,686,530
                                                                                                                       ------------





                                                                                                                      (Continued)

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          October 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

      Financial Services - 8.42%
           Capital One Financial Corporation .......................................                 29,900            $  1,817,920
           Citigroup Inc. ..........................................................                 27,800               1,317,720
           MBNA Corporation ........................................................                 65,200               1,613,700
           Principal Financial Group, Inc. .........................................                 36,600               1,147,410
                                                                                                                       ------------
                                                                                                                          5,896,750
                                                                                                                       ------------
      Food - Processing - 4.33%
      (a)  Dean Foods Company ......................................................                 43,100               1,303,775
           Hershey Foods Corporation ...............................................                 22,400               1,727,040
                                                                                                                       ------------
                                                                                                                          3,030,815
                                                                                                                       ------------
      Homebuilders - 2.12%
           Lennar Corporation - Class A ............................................                 16,200               1,487,970
                                                                                                                       ------------

      Insurance - Managed Care Services - 2.13%
      (a)  Anthem, Inc. ............................................................                 21,800               1,491,774
                                                                                                                       ------------

      Insurance - Property & Casualty - 2.19%
           Travelers Property Casualty Corporation .................................                 94,100               1,533,830
                                                                                                                       ------------

      Manufacturing - Miscellaneous - 3.53%
      (a)  Corning Inc. ............................................................                 92,100               1,011,258
           Tyco International Ltd. .................................................                 69,900               1,459,512
                                                                                                                       ------------
                                                                                                                          2,470,770
                                                                                                                       ------------
      Medical - Hospital Management & Services - 1.20%
           HCA Inc. ................................................................                 22,000                 841,500
                                                                                                                       ------------

      Medical Supplies - 5.47%
      (a)  Boston Scientific Corporation ...........................................                 26,900               1,821,668
      (a)  St. Jude Medical, Inc. ..................................................                 34,600               2,012,336
                                                                                                                       ------------
                                                                                                                          3,834,004
                                                                                                                       ------------
      Oil & Gas - Equipment & Services - 4.72%
      (a)  BJ Services Company .....................................................                 29,300                 961,333
           Halliburton Company .....................................................                 62,900               1,502,052
      (a)  Nabors Industries, Inc. .................................................                 22,300                 842,940
                                                                                                                       ------------
                                                                                                                          3,306,325
                                                                                                                       ------------
      Pharmaceuticals - 6.44%
           Abbott Laboratories .....................................................                 25,400               1,082,548
           Mylan Laboratories Inc. .................................................                 58,100               1,403,115
           Teva Pharmaceutical Industries Ltd. - ADR ...............................                 35,600               2,025,284
                                                                                                                       ------------
                                                                                                                          4,510,947
                                                                                                                       ------------



                                                                                                                        (Continued)

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          October 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                     Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

      Pharmaceutical Services - 1.88%
      (a)  Caremark Rx, Inc. ......................................................                  52,500            $  1,315,125
                                                                                                                       ------------

      Retail - Apparel - 1.41%
           The TJX Companies, Inc. ................................................                  47,100                 988,629
                                                                                                                       ------------

      Retail - Department Stores - 5.66%
           Sears, Roebuck, and Company ............................................                  50,900               2,678,867
           The May Department Stores Company ......................................                  46,000               1,286,160
                                                                                                                       ------------
                                                                                                                          3,965,027
                                                                                                                       ------------
      Retail - Specialty Line - 1.96%
      (a)  Amazon.com, Inc. .......................................................                  25,200               1,371,384
                                                                                                                       ------------

      Software & Services - 2.45%
      (a)  Siebel Systems, Inc. ...................................................                  68,300                 859,897
      (a)  Symantec Corporation ...................................................                  12,900                 859,785
                                                                                                                       ------------
                                                                                                                          1,719,682
                                                                                                                       ------------
      Telecommunications Equipment - 2.03%
           QUALCOMM Incorporated ..................................................                  29,900               1,420,250
                                                                                                                       ------------


           Total Common Stocks (Cost $59,045,587) .........................................................              69,478,591
                                                                                                                       ------------

INVESTMENT COMPANIES - 1.15%

      AIM Liquid Assets Portfolio - Institutional Class ...........................                 166,973                 166,973
      AIM Government & Agency Portfolio - Institutional Class .....................                 638,544                 638,544
                                                                                                                       ------------

           Total Investment Companies (Cost $805,517) .....................................................                 805,517
                                                                                                                       ------------


Total Value of Investments (Cost $59,851,104 (b)) .................................                  100.32 %          $ 70,284,108
Liabilities in Excess of Other Assets .............................................                   (0.32)%              (225,948)
                                                                                                    -------            ------------

      Net Assets ..................................................................                  100.00 %          $ 70,058,160
                                                                                                    =======            ============










                                                                                                                      (Continued)

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          October 31, 2003




      (a)  Non-income producing investment.

      (b)  Aggregate  cost for  federal  income  tax  purposes  is  $60,615,870. Unrealized appreciation/(depreciation) of investments for federal income tax purposes is as follows:


Unrealized appreciation .........................................................................                      $ 10,565,061
Unrealized depreciation .........................................................................                          (896,823)
                                                                                                                       ------------

           Net unrealized appreciation ..........................................................                      $  9,668,238
                                                                                                                       ============


      The following acronym is used in this portfolio:
           ADR - American Depository Receipt































See accompanying notes to financial statements

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                          October 31, 2003


ASSETS
      Investments, at value (cost $59,851,104) ........................................................                $ 70,284,108
      Income receivable ...............................................................................                      22,049
      Receivable for fund shares sold .................................................................                     937,389
      Prepaid expenses ................................................................................                       2,330
                                                                                                                       ------------

           Total assets ...............................................................................                  71,245,876
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ................................................................................                      32,579
      Payable for investment purchases ................................................................                   1,152,451
      Other liabilities ...............................................................................                       2,686
                                                                                                                       ------------

           Total liabilities ..........................................................................                   1,187,716
                                                                                                                       ------------

NET ASSETS
      (applicable to 4,739,613 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) .........................................                $ 70,058,160
                                                                                                                       ============

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
      ($70,058,160 / 4,739,613 shares) ................................................................                $      14.78
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 64,838,621
      Accumulated net realized loss on investments ....................................................                  (5,213,465)
      Net unrealized appreciation on investments ......................................................                  10,433,004
                                                                                                                       ------------
                                                                                                                       $ 70,058,160
                                                                                                                       ============




















See accompanying notes to financial statements

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                     Year ended October 31, 2003


NET INVESTMENT LOSS

      Income
           Dividends ....................................................................................              $    246,122
                                                                                                                       ------------

      Expenses
           Investment advisory fees (note 2) ............................................................                   352,389
           Fund administration fees (note 2) ............................................................                    26,429
           Distribution and service fees (note 3) .......................................................                    88,097
           Custody fees .................................................................................                    13,378
           Registration and filing administration fees (note 2) .........................................                     4,539
           Fund accounting fees (note 2) ................................................................                    30,524
           Audit fees ...................................................................................                    13,900
           Legal fees ...................................................................................                     8,561
           Securities pricing fees ......................................................................                     3,642
           Shareholder administration fees (note 2) .....................................................                    12,500
           Shareholder recordkeeping fees (note 2) ......................................................                    18,000
           Shareholder servicing expenses ...............................................................                     5,016
           Registration and filing expenses .............................................................                    17,517
           Printing expenses ............................................................................                     7,037
           Trustee fees and meeting expenses ............................................................                     8,462
           Other operating expenses .....................................................................                    10,255
                                                                                                                       ------------

               Total expenses ...........................................................................                   620,246
                                                                                                                       ------------

               Less:
                    Expense reimbursements (note 5) .....................................................                   (31,400)
                    Investment advisory fees waived (note 2) ............................................                   (40,095)
                    Distribution and service fees waived (note 3) .......................................                   (88,097)
                                                                                                                       ------------

               Net expenses .............................................................................                   460,654
                                                                                                                       ------------

                    Net investment loss .................................................................                  (214,532)
                                                                                                                       ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

      Net realized gain from investment transactions ....................................................                   617,536
      Change in unrealized appreciation (depreciation) on investments ...................................                12,346,153
                                                                                                                       ------------

           Net realized and unrealized gain on investments ..............................................                12,963,689
                                                                                                                       ------------

               Net increase in net assets resulting from operations .....................................              $ 12,749,157
                                                                                                                       ============





See accompanying notes to financial statements

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                   For the Years ended October 31,



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       2003                2002
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS

     Operations
         Net investment loss ...............................................................       $   (214,532)       $   (160,473)
         Net realized gain (loss) from investment transactions .............................            617,536          (3,479,316)
         Change in unrealized appreciation (depreciation) on investments ...................         12,346,153             (72,711)
                                                                                                   ------------        ------------

              Net increase (decrease) in net assets resulting from operations ..............         12,749,157          (3,712,500)
                                                                                                   ------------        ------------

     Distributions to shareholders from
         Net realized gain from investment transactions ....................................                  0             (19,435)
                                                                                                   ------------        ------------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ..............         33,356,995           3,848,480
                                                                                                   ------------        ------------

                     Total increase in net assets ..........................................         46,106,152             116,545

NET ASSETS

     Beginning of year .....................................................................         23,952,008          23,835,463
                                                                                                   ------------        ------------

     End of year ...........................................................................       $ 70,058,160        $ 23,952,008
                                                                                                   ============        ============


(a) A summary of capital share activity follows:

                                                              ----------------------------------------------------------------------
                                                                           2003                                   2002
                                                                 Shares              Value             Shares              Value
                                                              ----------------------------------------------------------------------
Shares sold ............................................         3,215,309       $ 41,907,939            622,129       $  8,162,746

Shares issued for reinvestment of distributions ........                 0                  0              1,105             15,161
                                                              ------------       ------------       ------------       ------------

                                                                 3,215,309         41,907,939            623,234          8,177,907

Shares redeemed ........................................          (676,286)        (8,550,944)          (358,696)        (4,329,427)
                                                              ------------       ------------       ------------       ------------

     Net increase ......................................         2,539,023       $ 33,356,995            264,538       $  3,848,480
                                                              ============       ============       ============       ============







See accompanying notes to financial statements

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

------------------------------------------------------------------------------------------------------------------------------------
                                                    Year ended   Year ended   Period ended   Year ended    Year ended   Year ended
                                                    October 31,  October 31,   October 31,  February 28,  February 29,  February 28,
                                                       2003         2002         2001 (a)       2001          2000         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...........     $   10.88   $   12.31    $   15.13      $   19.42    $   12.68    $   10.72

      Income (loss) from investment operations
           Net investment loss .................         (0.05)      (0.07)       (0.02)         (0.08)       (0.07)       (0.07)
           Net realized and unrealized gain (loss)
           on investments                                 3.95       (1.35)       (2.80)         (2.10)        8.18         2.03
                                                     ---------   ---------    ---------      ---------    ---------    ---------
               Total from investment operations           3.90       (1.42)       (2.82)         (2.18)        8.11         1.96
                                                     ---------   ---------    ---------      ---------    ---------    ---------

      Distributions to shareholders from
           Net realized gain from investment transactions 0.00       (0.01)        0.00          (2.11)       (1.37)        0.00
                                                     ---------   ---------    ---------      ---------    ---------    ---------

Net asset value, end of period ................      $   14.78   $   10.88    $   12.31      $   15.13    $   19.42    $   12.68
                                                     =========   =========    =========      =========    =========    =========

Total return ..................................          35.72 %    (11.47)%     (18.69)%       (12.37)%      66.64 %      18.27 %
                                                     =========   =========    =========      =========    =========    =========

Ratios/supplemental data
      Net assets, end of period (000's) .......      $  70,058   $  23,952    $  23,835      $  15,716    $  11,542    $   6,050
                                                     =========   =========    =========      =========    =========    =========

Ratio of expenses to average net assets
     Before expense reimbursements and waived fees        1.76 %      1.73 %       1.72 %(b)      1.80 %       2.25 %       2.73 %
     After expense reimbursements and waived fees         1.31 %      1.23 %       1.17 %(b)      1.25 %       1.15 %       1.39 %
Ratio of net investment loss to average net assets
     Before expense reimbursements and waived fees       (1.06)%     (1.09)%      (0.86)%(b)     (1.06)%      (1.59)%      (1.89)%
     After expense reimbursements and waived fees        (0.61)%     (0.59)%      (0.31)%(b)     (0.50)%      (0.49)%      (0.55)%

Portfolio turnover rate ......................           71.04 %    110.65 %     105.88 %       136.22 %     130.44 %     174.44 %

(a)   For the period from March 1, 2001 to October 31, 2001 (note 1).
(b)   Annualized.


See accompanying notes to financial statements

                         THE CHESAPEAKE CORE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                October 31, 2003



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

     The Chesapeake Core Growth Fund (the "Fund") is a diversified series of shares of beneficial interest of the Gardner Lewis Investment Trust (the "Trust"), a registered open-end management investment company. The Trust was organized in 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund began operations on September 29, 1997. The Fund changed its fiscal year-end from February 28 to October 31 beginning with the fiscal period ended October 31, 2001. As a result, the Financial Highlights include a period from March 1, 2001 through October 31, 2001. The investment objective of the Fund is to seek capital appreciation through investments in equity securities, consisting primarily of common and preferred stocks and securities convertible into common stocks. The following is a summary of significant accounting policies followed by the Fund:

     A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by following procedures approved by the Board of Trustees of the Trust (the "Trustees"). Short-term investments are valued at cost, which approximates value.

     B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since the Fund intends to distribute substantially all taxable income to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

          The Fund has capital loss carryforwards for federal income tax purposes of $4,442,851 of which $881,218 expires in the year 2009 and $3,561,633 of which expires in the year 2010. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.

          As a result of the Fund's operating net investment loss, a reclassification adjustment of $214,532 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid-in capital.

     C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

     D. Distributions to Shareholders - The Fund may declare dividends annually on a date selected by the Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in November out of net realized gains through October 31 of that year.



                                                                     (Continued)

                         THE CHESAPEAKE CORE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                October 31, 2003



     E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     Pursuant to an investment advisory agreement, Gardner Lewis Asset Management (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets. The Advisor intends to voluntarily waive a portion of its fee to limit total annual fund operating expenses to no more than 1.40% of the Fund's average daily net assets. There can be no assurance that the foregoing voluntary fee waiver will continue. The Advisor has voluntarily waived a portion of its fee amounting to $40,095 ($0.01 per share) for the year ended October 31, 2003.

     The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.075% of the Fund's average daily net assets. The Administrator also receives a monthly fund accounting fee of $2,250 for accounting and recordkeeping services, plus 0.01% of the annual net assets. The Administrator also received the following to procure and pay the custodian for the Trust:
     0.02% on the first $100 million of the Fund's net assets and 0.009% on all assets over $100 million, plus transaction fees, with a minimum annual fee of $4,800. In addition, the Administrator receives a fee of $12,500 per year for shareholder administration costs. The Administrator also charges for certain expenses involved with the daily valuation of portfolio securities, which are believed to be immaterial in amount.

     NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent will be compensated for its services based upon a $15 fee per shareholder per year, subject to a minimum fee of $1,500 per month, plus $750 per month for each additional class of shares. For the fiscal year ended October 31, 2003, the Transfer Agent received $18,000 in such shareholder recordkeeping fees.

     Certain Trustees and officers of the Trust are also officers of the Advisor or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

     The Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Act, adopted a distribution plan pursuant to Rule 12b-1 of the Act (the "Plan") effective June 3, 2002. The Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.





                                                                     (Continued)

                         THE CHESAPEAKE CORE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                October 31, 2003



     The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund's average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts. Expenditures incurred as service fees may not exceed 0.25% per annum of the Fund's average daily net assets. The Distributor has voluntarily waived $88,097 of these fees for the year ended October 31, 2003.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments other than short-term investments aggregated $59,084,214 and $25,231,435, respectively, for the year ended October 31, 2003.


NOTE 5 - EXPENSE REDUCTION

     The Advisor has transacted certain portfolio trades with brokers who paid a portion of the Fund's expenses. For the year ended October 31, 2003, the Fund's expenses were reduced by $31,400 under these agreements.































                                                                     (Continued)

                         THE CHESAPEAKE CORE GROWTH FUND

               ADDITIONAL INFORMATION ABOUT TRUSTEES AND OFFICERS

                                October 31, 2003
                                   (Unaudited)


The business and affairs of the Fund and the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-430-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27802. The Independent Trustees received aggregate compensation of $7,800 during the fiscal year ended October 31, 2003 from the Fund for their services to the Fund and Trust. The Interested Trustee and officers did not receive compensation from the Fund for their services to the Fund and Trust.


----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                              Position(s)  Length                                            Complex
          Name, Age,          held with    of Time         Principal Occupation(s)         Overseen by      Other Directorships
          and Address         Fund/Trust   Served            During Past 5 Years             Trustee          Held by Trustee
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
                                                      Independent Trustees
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
Jack E. Brinson, 71           Trustee     Since     Retired;  Previously,   President  of        3     Mr.  Brinson  serves  as  an
                                          8/92      Brinson   Investment  Co.   (personal              Independent  Trustee  of the
                                                    investments) and President of Brinson              following:   The  Nottingham
                                                    Chevrolet,  Inc. (auto dealership)                 Investment  Trust II for the
                                                                                                       eight  series of that trust;
                                                                                                       New  Providence   Investment
                                                                                                       Trust for the one  series of
                                                                                                       that trust; Hillman  Capital
                                                                                                       Management  Investment Trust
                                                                                                       for the two  series  of that
                                                                                                       trust;  and  de  Leon  Funds
                                                                                                       Trust for the  one series of
                                                                                                       that  trust  (all registered
                                                                                                       investment companies)
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
Theo H. Pitt, Jr., 67         Trustee     Since     Senior     Partner    of    Community        3     Mr.   Pitt   serves   as  an
                                          4/02      Financial  Institutions   Consulting,              Independent  Trustee  of the
                                                    since 1997; Account  Administrator of              following:   de  Leon  Funds
                                                    Holden  Wealth  Management  Group  of              Trust for the one  series of
                                                    Wachovia       Securities      (money              that Trust;  Hillman Capital
                                                    management  firm),  since  September,              Management   Investment  for
                                                    2003                                               the  two   series   of  that
                                                                                                       Trust    (all     registered
                                                                                                       investment companies)
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
                                                       Interested Trustee*
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
W. Whitfield Gardner, 40      Chairman    Since     Chairman and Chief Executive  Officer        3                  None
Chief Executive Officer       and         6/96      of Gardner  Lewis  Asset  Management,
The Chesapeake Funds          Chief                 LP  (Advisor);   Chairman  and  Chief
285  Wilmington-West Chester  Executive             Executive  Officer of  Gardner  Lewis
Pike                          Officer               Asset  Management,  Inc.  (investment
Chadds Ford,  Pennsylvania    (Principal            advisor)
19317                         Executive
                              Officer)
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
*Basis of  Interestedness.  W. Whitfield  Gardner is an Interested  Trustee because he is an officer and principal owner of Gardner
 Lewis Asset Management, L.P., the Fund's advisor.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         (Continued)

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                         ADDITIONAL INFORMATION ABOUT TRUSTEES AND OFFICERS

                                                          October 31, 2003
                                                             (Unaudited)



----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund
                              Position(s)  Length                                            Complex
          Name, Age,          held with    of Time         Principal Occupation(s)         Overseen by      Other Directorships
          and Address         Fund/Trust   Served            During Past 5 Years             Trustee          Held by Trustee
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
                                                                Officers
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
John L. Lewis, IV, 39         President   Since     President  of  Gardner   Lewis  Asset       n/a                   n/a
The Chesapeake Funds                      12/93     Management, LP, since April 1990
285 Wilmington-West Chester
Pike
Chadds  Ford, Pennsylvania
19317
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
C. Frank Watson, III, 33      Secretary   Secretary President    and   Chief    Operating       n/a                   n/a
                              and         since     Officer  of  The  Nottingham  Company
                              Treasurer   5/96;     (Administrator  to the  Fund),  since
                              (Principal  Treasurer 1999;  previously,   Chief  Operating
                              Financial   since     Officer of The Nottingham Company
                              Officer)    12/02
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
Julian G. Winters, 34         Assistant   Assistant Vice      President,       Compliance       n/a                   n/a
                              Secretary   Secretary Administration   of  The   Nottingham
                              and         since     Company    (Administrator    to   the
                              Assistant   4/98;     Fund), since 1998;  previously,  Fund
                              Treasurer   Assistant Accountant    of    The    Nottingham
                                          Treasurer Company
                                          since
                                          12/02
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------
William D. Zantzinger, 42     Vice        Since     Manager of  Trading of Gardner  Lewis       n/a                   n/a
The Chesapeake Funds          President   12/93     Asset Management, LP
285 Wilmington-West Chester
Pike
Chadds  Ford, Pennsylvania
19317
----------------------------- ----------- --------- ------------------------------------- ------------ ----------------------------

Deloitte & Touche LLP
Two World Financial Center
New York, New York  10281-1414

Tel: (212) 436-2000
Fax: (212) 436-5000
www.deloitte.com                                       Deloitte
                                                        & Touche


INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Gardner Lewis Investment Trust
    And Shareholders of The Chesapeake Core Growth Fund:

We have audited the accompanying statement of assets and liabilities of The Chesapeake Core Growth Fund (the "Fund"), including the portfolio of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years and period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The
Chesapeake Core Growth Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years and period presented, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP

November 26, 2003



___________
Deloitte
Touche
Tohmatsu
___________

                    (This page was intentionally left blank.)

________________________________________________________________________________


                         THE CHESAPEAKE CORE GROWTH FUND

________________________________________________________________________________

                 a series of the Gardner Lewis Investment Trust
























                 This Report has been prepared for shareholders
               and may be distributed to others only if preceded
                     or accompanied by a current prospectus.